UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021

Date of reporting period:	7/31/2021

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder: We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 15, 2021

PGIM Corporate Bond Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-0.91	3.81	N/A	4.39 (05/28/2015)

(without sales charges)	2.42	4.50	N/A	4.95 (05/28/2015)

Class C

(with sales charges)	0.66	3.72	N/A	4.13 (05/28/2015)

(without sales charges)	1.66	3.72	N/A	4.13 (05/28/2015)

Class R

(without sales charges)	2.17	4.24	N/A	4.65 (05/28/2015)

Class Z

(without sales charges)	2.68	4.76	4.17	—

Class R6

(without sales charges)	2.68	4.76	N/A	5.17 (05/28/2015)

Bloomberg US Credit Index

	1.21	4.63	4.80	—

Average Annual Total Returns as of 7/31/21 Since Inception (%)

Class A, Class C, Class R, Class R6

(05/28/2015)

Bloomberg US Credit Index	4.89

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Credit Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2011) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Corporate Bond Fund     5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Credit Index—The Bloomberg US Credit Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/21

	Total Distributions	SEC 30-Day	SEC 30-Day
	Paid for	Subsidized	Unsubsidized
	12 Months ($)	Yield* (%)	Yield** (%)

Class A	0.30	1.41	1.28

Class C	0.21	0.72	1.19

Class R	0.27	1.21	136.49

Class Z	0.33	1.71	1.51

Class R6	0.33	1.71	1.68

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Credit Quality expressed as a percentage of total investments as of 7/31/21 (%)

AAA	5.7

AA	11.3

A	24.7

BBB	54.6

BB	3.0

Cash/Cash Equivalents	0.7

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Corporate Bond Fund     7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares returned 2.68% in the 12-month reporting period that ended July 31, 2021, outperforming the 1.21% return of the Bloomberg US Credit Index (the Index).

What were the market conditions?

•

US investment grade corporate bonds performed well in the reporting period, supported by better-than-expected corporate earnings, positive vaccination progress, favorable credit fundamentals, an accommodative Federal Reserve, and a solid technical backdrop driven by strong demand and positive net flows.

•

With the Index generating a total return of 1.21% over the period, spreads on the Index tightened by 45 basis points (bps) for the period and ended July 31, 2021, at 81 bps. (One basis point equals 0.01%.)

•

Technicals remained strong amid steady demand, particularly from overseas investors and pensions, supported by a monetary system flush with cash, a dwindling number of investment options offering enhanced yields, and accommodative central banks. Meanwhile, demand for new issue remained elevated in light of reduced net issuance the last seven months of the period.

•

Following a record $1.8 trillion in issuance in 2020, investment grade gross issuance totaled $857 billion through the first seven months of 2021. In July 2021, new-issuance volumes were in line with expectations and skewed 63% toward financials, which increased 86% year over year. Demand generally remained elevated, with order books 2.7 times oversubscribed on average.

•

Although US industry fundamentals remained quite bifurcated in terms of the effects of the pandemic, they generally remained resilient. Revenue growth rebounded, and earnings growth surged to the best levels in at least three years.

•

While the investment grade market underperformed the last month of the period as a result of growing concerns surrounding surging cases of COVID-19 caused by the Delta variant and greater-than-expected Consumer Price Index numbers, market fundamentals benefited from strong second-quarter corporate earnings and positive actions from ratings agencies.

What worked?

•

Security selection in investment grade corporate bonds was the largest contributor to the Fund’s performance during the reporting period, highlighted by positioning in upstream and midstream energy, foreign non-corporates, technology, and retailers & restaurants.

•	Positioning in municipal bonds and commercial mortgage-backed securities (CMBS) also contributed to returns.

•	In individual security selection, the Fund benefited from overweights in Cenovus Energy Inc. (upstream energy), ONEOK Inc. (midstream energy), and Petroleos Mexicanos (oil & gas).

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What didn’t work?

•	While overall sector allocation was positive, an underweight to emerging markets hurt the Fund’s performance during the reporting period. Security selection in CMBS and sovereigns also detracted.

•	The Fund’s positioning in finance companies, banking, and life insurance industries detracted from performance.

•

In individual security selection, the Fund’s underweight to General Electric Corp. (capital goods)—along with overweights to Bank of America Corp. (banking) and Verisk Analytics Inc. (technology)—limited results.

Did the Fund use derivatives?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s duration and interest rate risk. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. Using futures is more efficient than managing interest rate risk through the purchase and sale of cash corporate bonds. This derivative strategy modestly detracted from performance for the period.

Current outlook

•

While spreads have widened slightly from their recent tights, PGIM Fixed Income believes investment grade corporates remain relatively attractive, with declining default rates, strong demand, and positive net flows setting a favorable technical backdrop for the market. While the pandemic’s longer-term impact to the US and global economy remains uncertain, macroeconomic data has shown sequential improvement given the continued backing from the federal government through fiscal and monetary support.

•

PGIM Fixed Income is looking to capitalize on spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, cyclicals, and “off-the-run” bonds; and it continues to favor more defensive financials and electric utilities over industrials. (Newly issued securities are considered to be “on-the-run,” while older securities already issued and outstanding are referred to as “off-the-run.”)

•

Within industrials, BBB-rated issuers that are focused on preserving or improving credit metrics, liquidity, and ratings are favored over their much tighter-trading, higher-quality peers, which may be more likely to pursue aggressive financial policies at the expense of the balance sheet. Specifically, PGIM Fixed Income is optimistic on the BBB-rated energy sector, as companies continue to deleverage, and it anticipates global oil demand to continue to rebound in 2021.

•

Potential risks to the market include a return to more hostile trade tensions with China, inflation concerns, higher Treasury yields, an increase in merger-and-acquisition activity, an equity market correction, impacts from COVID-19 on state and local budgets, implications of the large forecasted US budget deficit, and impacts from the rising COVID-19 cases across the globe caused by the Delta variant.

PGIM Corporate Bond Fund     9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual Hypothetical	$1,000.00 $1,000.00	$1,015.00 $1,020.83	0.80% 0.80%	$4.00 $4.01
Class C	Actual Hypothetical	$1,000.00 $1,000.00	$1,011.30 $1,017.11	1.55% 1.55%	$7.73 $7.75
Class R	Actual Hypothetical	$1,000.00 $1,000.00	$1,013.80 $1,019.59	1.05% 1.05%	$5.24 $5.26
Class Z	Actual Hypothetical	$1,000.00 $1,000.00	$1,015.50 $1,022.07	0.55% 0.55%	$2.75 $2.76
Class R6	Actual Hypothetical	$1,000.00 $1,000.00	$1,016.30 $1,022.07	0.55% 0.55%	$2.75 $2.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Corporate Bond Fund     11

PGIM Corporate Bond Fund

Schedule of Investments

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.1%
BANK,
Series 2019-BN16, Class A3	3.741%	02/15/52	200	$225,264
Benchmark Mortgage Trust,
Series 2019-B09, Class A4	3.751	03/15/52	200	225,381
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	271,867
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	294	318,992
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A3	3.050	04/10/49	194	205,013
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	100	104,894
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4	3.224	07/15/50	100	109,524
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A3	3.058	05/15/49	200	212,138
Series 2016-C31, Class A4	2.840	11/15/49	300	317,443
Wells Fargo Commercial Mortgage Trust,
Series 2017-C40, Class A3	3.317	10/15/50	200	216,956

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $2,037,649)				2,207,472

CORPORATE BONDS 92.1%

Aerospace & Defense 1.5%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	350	353,016
Sr. Unsec’d. Notes	3.200	03/01/29	30	31,644
Sr. Unsec’d. Notes	5.805	05/01/50	80	109,019
Sr. Unsec’d. Notes	5.930	05/01/60	100	138,713

				632,392

Agriculture 1.3%
Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	150	145,351
BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	50	54,970
Gtd. Notes	4.700	04/02/27	200	227,632

See Notes to Financial Statements.

PGIM Corporate Bond Fund     13

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668%	03/25/26	150	$151,271

				579,224

Airlines 0.9%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.500	10/20/25	55	59,196
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	230	272,150
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	40	41,150
Sr. Sec’d. Notes, 144A	4.625	04/15/29	25	25,725

				398,221

Auto Manufacturers 2.8%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.450	03/02/26	150	151,940
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.979	08/03/22	200	202,829
Sr. Unsec’d. Notes	3.350	11/01/22	265	270,926
General Motors Co.,
Sr. Unsec’d. Notes	5.400	04/01/48	135	173,552
Sr. Unsec’d. Notes	6.125	10/01/25	200	237,004
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	150	163,708

				1,199,959

Auto Parts & Equipment 0.8%
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	10/01/25	200	231,099
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A	4.500	04/29/22	100	102,354

				333,453

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 22.0%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.800%	02/23/28	200	$222,875
Bank of America Corp.,
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	45	45,413
Sr. Unsec’d. Notes	2.972(ff)	07/21/52	35	35,322
Sr. Unsec’d. Notes	3.311(ff)	04/22/42	140	151,139
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	305	299,623
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29	75	76,396
Sr. Unsec’d. Notes, MTN	2.676(ff)	06/19/41	250	246,574
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	190	212,489
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	55	66,504
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	240	276,837
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.610(ff)	02/15/23	120	122,664
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	200	213,237
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	250	260,865
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	25	25,858
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	55	56,853
Sr. Unsec’d. Notes	4.412(ff)	03/31/31	300	353,543
Sub. Notes	4.300	11/20/26	300	341,318
Sub. Notes	4.600	03/09/26	300	343,511
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27	255	252,891
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	250	246,685
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	5.000(ff)	01/12/23	200	203,873
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	1.447(ff)	04/01/25	160	161,427
Sr. Unsec’d. Notes	2.222(ff)	09/18/24	150	153,955
Sr. Unsec’d. Notes	3.950	02/27/23	100	104,858
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	290	291,340
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	20	22,527
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	80	92,111
Sub. Notes	5.150	05/22/45	150	202,872

See Notes to Financial Statements.

PGIM Corporate Bond Fund     15

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.589%(ff)	05/24/27	200	$201,336
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599(c)	10/30/21(oo)	98	98,348
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	300	296,231
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	150	156,104
Sr. Unsec’d. Notes	2.525(ff)	11/19/41	110	107,670
Sr. Unsec’d. Notes	3.328(ff)	04/22/52	105	114,066
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	100	111,713
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	111,296
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	75	89,220
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	350	411,420
Sub. Notes	2.956(ff)	05/13/31	10	10,612
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	35	37,594
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	450	453,688
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	285	335,159
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	235	277,627
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	400	398,683
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25	200	209,540
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	200	223,954
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	340	355,987
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	410	429,211

				9,513,019

Beverages 1.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	240	307,779
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	110	154,431
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	100	105,393

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)
Constellation Brands, Inc.,
Gtd. Notes	5.250%	11/15/48	50	$68,750
Sr. Unsec’d. Notes	2.875	05/01/30	80	85,179

				721,532

Biotechnology 0.1%
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes	2.800	09/15/50	55	51,853

Building Materials 1.4%
Johnson Controls International PLC,
Sr. Unsec’d. Notes	4.950	07/02/64	54	75,595
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	15	15,410
Sr. Unsec’d. Notes	4.250	12/15/47	50	59,576
Masco Corp.,
Sr. Unsec’d. Notes	2.000	10/01/30	70	69,571
Sr. Unsec’d. Notes	2.000	02/15/31	195	193,105
Sr. Unsec’d. Notes	4.500	05/15/47	35	42,915
Owens Corning,
Sr. Unsec’d. Notes	4.300	07/15/47	100	118,954
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	40	44,670

				619,796

Chemicals 2.4%
Celanese U.S. Holdings LLC,
Gtd. Notes	1.400	08/05/26	120	120,331
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.600	11/15/50	130	144,480
Sr. Unsec’d. Notes	5.550	11/30/48	50	71,628
Huntsman International LLC,
Sr. Unsec’d. Notes	2.950	06/15/31	75	77,518
LYB International Finance III LLC,
Gtd. Notes	1.250	10/01/25	75	75,422
Gtd. Notes	3.375	10/01/40	100	106,872
Gtd. Notes	3.625	04/01/51	65	71,677

See Notes to Financial Statements.

PGIM Corporate Bond Fund     17

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Mosaic Co. (The),
Sr. Unsec’d. Notes	3.250%	11/15/22	200	$206,677
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	2.950	08/15/29	90	97,742
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	4.750	06/01/28	40	47,541

				1,019,888

Commercial Services 2.0%
California Institute of Technology,
Sr. Unsec’d. Notes	4.700	11/01/2111	50	74,536
IHS Markit Ltd.,
Gtd. Notes, 144A	4.750	02/15/25	300	335,104
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	100	128,969
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	160	190,276
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	3.625	05/15/50	125	136,768

				865,653

Computers 1.3%
Fortinet, Inc.,
Sr. Unsec’d. Notes	2.200	03/15/31	175	177,905
Genpact Luxembourg Sarl,
Gtd. Notes	3.375	12/01/24	200	214,727
HP, Inc.,
Sr. Unsec’d. Notes, 144A	1.450	06/17/26	110	110,286
Leidos, Inc.,
Gtd. Notes	2.300	02/15/31	35	34,836
Gtd. Notes	4.375	05/15/30	30	34,511

				572,265

Diversified Financial Services 1.1%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	40	43,808

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes	2.300%	05/13/31	140	$145,875
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes	4.418	11/15/35	80	98,297
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	1.851	07/16/25	200	204,824

				492,804

Electric 8.8%
AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	115	122,625
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	05/15/50	75	82,419
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series AD	2.900	07/01/50	25	26,064
Commonwealth Edison Co.,
First Mortgage	4.700	01/15/44	100	131,628
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	150	195,080
DTE Electric Co.,
General Ref. Mortgage	3.950	06/15/42	75	87,601
Duke Energy Carolinas LLC,
First Mortgage	3.450	04/15/51	90	102,106
Emera U.S. Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	200	219,805
Entergy Corp.,
Sr. Unsec’d. Notes	2.950	09/01/26	100	107,796
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	150	154,716
Liberty Utilities Finance GP1 (Canada),
Gtd. Notes, 144A	2.050	09/15/30	230	226,799
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	20	24,385
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	140	169,908
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.250	06/01/30	22	22,595
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	35	35,954

See Notes to Financial Statements.

PGIM Corporate Bond Fund     19

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage	1.750%	06/16/22	300	$299,769
First Mortgage	4.000	12/01/46	100	94,421
PPL Electric Utilities Corp.,
First Mortgage	4.750	07/15/43	100	133,141
Progress Energy, Inc.,
Sr. Unsec’d. Notes	7.000	10/30/31	190	266,587
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	3.650	09/01/42	75	87,264
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	1.600	08/15/30	53	51,025
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	400	433,620
RGS AEGCO Funding Corp.,
Sec’d. Notes, Series F	9.820	12/07/22	7	7,081
Rochester Gas & Electric Corp.,
First Mortgage, 144A	3.100	06/01/27	135	147,354
San Diego Gas & Electric Co.,
First Mortgage	4.300	04/01/42	75	89,926
Southern California Edison Co.,
First Ref. Mortgage	5.500	03/15/40	200	254,650
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	150	159,428
Sr. Sec’d. Notes, 144A	3.700	01/30/27	45	48,258

				3,782,005

Engineering & Construction 0.5%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	5.500	07/31/47	200	202,335

Foods 1.0%
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	42	44,668
Gtd. Notes	5.000	07/15/35	50	61,918
Kroger Co. (The),
Sr. Unsec’d. Notes	5.150	08/01/43	60	79,463
Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	25	28,990
Sr. Unsec’d. Notes, 144A	1.625	07/16/32	80	78,215

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	5.100%	09/28/48	100	$134,788

				428,042

Healthcare-Services 2.2%
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	30	30,447
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	100	126,750
HCA, Inc.,
Sr. Sec’d. Notes	5.000	03/15/24	100	110,657
Sr. Sec’d. Notes	5.250	06/15/49	100	131,158
Sr. Sec’d. Notes	5.500	06/15/47	25	33,368
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	101,807
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	35	37,571
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	130	176,244
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.900	05/15/50	130	134,882
Sr. Unsec’d. Notes	3.050	05/15/41	80	85,845

				968,729

Housewares 0.3%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	12/01/24	100	106,399

Insurance 2.3%
American International Group, Inc.,
Sr. Unsec’d. Notes	4.375	01/15/55	150	188,360
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	100	133,661
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	100	110,857
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	110	120,582

See Notes to Financial Statements.

PGIM Corporate Bond Fund     21

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569%	02/01/29	250	$296,174
Markel Corp.,
Sr. Unsec’d. Notes	3.450	05/07/52	140	148,699

				998,333

Iron/Steel 0.1%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.800	12/15/24	20	21,130
Sr. Unsec’d. Notes	3.250	01/15/31	25	27,317

				48,447

Lodging 0.3%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	100	115,449

Media 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.500	06/01/41	15	15,313
Sr. Sec’d. Notes	3.700	04/01/51	170	171,605
Sr. Sec’d. Notes	3.900	06/01/52	20	20,742
Sr. Sec’d. Notes	6.384	10/23/35	180	242,777
Comcast Corp.,
Gtd. Notes	4.150	10/15/28	15	17,479
Cox Communications, Inc.,
Gtd. Notes, 144A	2.950	10/01/50	135	128,745
Discovery Communications LLC,
Gtd. Notes	3.950	06/15/25	28	30,845
Gtd. Notes	4.000	09/15/55	118	126,825
Gtd. Notes	4.650	05/15/50	75	89,130
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	5.250	04/01/44	150	194,506

				1,037,967

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 1.8%
Barrick North America Finance LLC (Canada),
Gtd. Notes	7.500%	09/15/38	75	$114,777
Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	300	334,914
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	200	212,839
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.400	02/01/43	100	124,886

				787,416

Miscellaneous Manufacturing 0.7%
Hillenbrand, Inc.,
Gtd. Notes	5.000	09/15/26	100	111,188
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	65	76,235
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	75	76,626
Sr. Unsec’d. Notes	4.000	03/15/26	45	50,627

				314,676

Office/Business Equipment 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes	4.375	03/15/23	20	20,901

Oil & Gas 4.2%
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.250	03/15/38	100	136,012
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.950	04/15/22	90	91,350
Sr. Unsec’d. Notes	4.250	04/15/27	200	223,961
Sr. Unsec’d. Notes	5.250	06/15/37	125	150,739
Sr. Unsec’d. Notes	5.400	06/15/47	15	18,740
ConocoPhillips,
Gtd. Notes, 144A	2.400	02/15/31	60	62,307
ConocoPhillips Co.,
Gtd. Notes	4.300	11/15/44	55	68,067
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	55	65,063

See Notes to Financial Statements.

PGIM Corporate Bond Fund     23

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Diamondback Energy, Inc.,
Gtd. Notes	2.875%	12/01/24	150	$157,870
Gtd. Notes	3.125	03/24/31	60	62,955
Equinor ASA (Norway),
Gtd. Notes	2.375	05/22/30	80	83,748
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	90	100,957
Ovintiv Exploration, Inc.,
Gtd. Notes	5.625	07/01/24	200	221,252
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.600	01/03/31	65	72,470
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31	100	98,247
Gtd. Notes	6.350	02/12/48	60	51,325
Gtd. Notes, MTN	6.750	09/21/47	80	71,034
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	03/04/51	50	55,355

				1,791,452

Packaging & Containers 1.3%
Amcor Flexibles North America, Inc.,
Gtd. Notes	2.690	05/25/31	195	203,617
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	0.950	02/15/24	90	90,252
Sr. Sec’d. Notes, 144A	1.570	01/15/26	130	130,957
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	75	75,191
Sonoco Products Co.,
Sr. Unsec’d. Notes	3.125	05/01/30	70	75,963

				575,980

Pharmaceuticals 4.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	95	112,768
Sr. Unsec’d. Notes	4.250	11/21/49	150	183,905
Sr. Unsec’d. Notes	4.400	11/06/42	130	160,723
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250	05/28/31	25	25,966

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	2.350%	11/13/40	40	$39,184
Sr. Unsec’d. Notes	4.625	05/15/44	200	266,552
Cigna Corp.,
Gtd. Notes	4.900	12/15/48	150	198,984
Sr. Unsec’d. Notes	2.375	03/15/31	25	25,844
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750	08/21/30	200	196,264
Sr. Unsec’d. Notes	1.875	02/28/31	75	74,211
Sr. Unsec’d. Notes	2.700	08/21/40	55	54,745
Sr. Unsec’d. Notes	4.780	03/25/38	100	125,573
Sr. Unsec’d. Notes	5.125	07/20/45	100	132,427
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	40	50,075
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	140	155,449
Viatris, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	25	27,260
Gtd. Notes, 144A	4.000	06/22/50	35	37,866

				1,867,796

Pipelines 6.7%
Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	100	107,965
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	90	99,332
Energy Transfer LP,
Sr. Unsec’d. Notes	5.000	05/15/50	45	52,757
Sr. Unsec’d. Notes	5.400	10/01/47	150	180,636
Sr. Unsec’d. Notes	6.250	04/15/49	15	19,775
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	15	18,673
Enterprise Products Operating LLC,
Gtd. Notes	4.800	02/01/49	70	88,128
Gtd. Notes	4.850	03/15/44	100	125,286
Kinder Morgan, Inc.,
Gtd. Notes	3.600	02/15/51	50	52,476
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30	60	65,499
Sr. Unsec’d. Notes	4.200	10/03/47	80	90,547

See Notes to Financial Statements.

PGIM Corporate Bond Fund     25

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.625%	04/01/22	90	$91,396
Gtd. Notes, 144A	3.900	04/01/24	75	78,954
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	95	97,397
Sr. Unsec’d. Notes	3.500	12/01/22	35	36,304
Sr. Unsec’d. Notes	4.000	03/15/28	45	50,570
Sr. Unsec’d. Notes	4.500	07/15/23	110	117,364
Sr. Unsec’d. Notes	5.200	12/01/47	75	92,221
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A	3.400	10/16/51	25	26,424
ONEOK, Inc.,
Gtd. Notes	2.200	09/15/25	150	154,726
Gtd. Notes	3.100	03/15/30	45	47,693
Gtd. Notes	4.350	03/15/29	2	2,279
Gtd. Notes	4.500	03/15/50	30	34,129
Gtd. Notes	4.950	07/13/47	150	179,464
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.650	06/01/22	300	305,313
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	80	91,959
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	300	303,217
Sr. Unsec’d. Notes	6.500	02/01/50	10	11,765
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.300	03/04/24	200	216,699
Sr. Unsec’d. Notes	5.100	09/15/45	30	37,759

				2,876,707

Real Estate 0.5%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	200	229,354

Real Estate Investment Trusts (REITs) 4.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	75	80,736
Sr. Unsec’d. Notes	4.050	07/01/30	15	17,117
Sr. Unsec’d. Notes	4.125	06/15/26	200	225,177

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Duke Realty LP,
Sr. Unsec’d. Notes	1.750%	02/01/31	100	$97,672
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	100	105,962
Gtd. Notes	4.000	01/15/31	170	186,286
Gtd. Notes	5.375	11/01/23	60	65,391
Realty Income Corp.,
Sr. Unsec’d. Notes	1.800	03/15/33	55	53,919
SITE Centers Corp.,
Sr. Unsec’d. Notes	3.625	02/01/25	306	325,675
Ventas Realty LP,
Gtd. Notes	3.500	02/01/25	295	319,279
Welltower, Inc.,
Sr. Unsec’d. Notes	2.750	01/15/31	50	52,629
Sr. Unsec’d. Notes	2.800	06/01/31	185	195,523
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33	65	63,997

				1,789,363

Retail 3.0%
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	3.800	01/25/50	100	110,819
AutoNation, Inc.,
Sr. Unsec’d. Notes	4.750	06/01/30	165	197,342
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	220	212,580
Best Buy Co., Inc.,
Sr. Unsec’d. Notes	1.950	10/01/30	200	197,105
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.000	05/15/25	100	110,464
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	150	146,884
Tractor Supply Co.,
Sr. Unsec’d. Notes	1.750	11/01/30	160	155,887
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes	4.100	04/15/50	150	171,356

				1,302,437

See Notes to Financial Statements.

PGIM Corporate Bond Fund     27

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 2.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.875%	01/15/27	40	$44,404
Broadcom, Inc.,
Gtd. Notes	3.150	11/15/25	47	50,521
Gtd. Notes, 144A	2.450	02/15/31	135	134,660
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	303	324,302
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A	0.972	02/15/24	240	240,428
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A	3.150	05/01/27	75	81,089

				875,404

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc.,
Gtd. Notes	3.483	12/01/27	100	109,765

Software 1.0%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes	2.600	05/01/31	60	62,386
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	35	36,755
Microsoft Corp.,
Sr. Unsec’d. Notes	3.041	03/17/62	116	127,539
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	60	62,887
Sr. Unsec’d. Notes	3.900	05/15/35	45	51,174
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.400	09/15/27	95	94,644

				435,385

Telecommunications 3.7%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.100	02/01/43	60	59,867
Sr. Unsec’d. Notes	3.500	06/01/41	270	286,195
Sr. Unsec’d. Notes, 144A	3.550	09/15/55	139	143,679
Sr. Unsec’d. Notes, 144A	3.650	09/15/59	22	22,800
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	2.750	05/24/31	200	207,784

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
NTT Finance Corp. (Japan),
Gtd. Notes, 144A	1.162%	04/03/26	205	$205,738
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	3.000	02/15/41	90	90,885
Sr. Sec’d. Notes	3.300	02/15/51	95	96,839
Sr. Sec’d. Notes	4.500	04/15/50	15	18,271
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40	175	171,186
Sr. Unsec’d. Notes	2.987	10/30/56	197	191,628
Sr. Unsec’d. Notes	3.550	03/22/51	55	60,179
Sr. Unsec’d. Notes	5.012	04/15/49	19	25,645

				1,580,696

Transportation 0.3%
FedEx Corp.,
Gtd. Notes	4.500	02/01/65	100	120,536

Trucking & Leasing 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200	11/15/25	80	79,781
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	90	91,218

				170,999

Water 0.5%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47	200	233,183

TOTAL CORPORATE BONDS
(cost $37,197,624)				39,769,815

MUNICIPAL BONDS 0.6%

Illinois 0.5%
State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	170	202,711

See Notes to Financial Statements.

PGIM Corporate Bond Fund     29

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas 0.1%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922%	12/31/49	50	$57,446

TOTAL MUNICIPAL BONDS
(cost $229,975)				260,157

SOVEREIGN BOND 0.6%
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
(cost $250,000)	2.659	05/24/31	250	246,018

TOTAL LONG-TERM INVESTMENTS
(cost $39,715,248)				42,483,462

			Shares

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $401,336)(wa)			401,336	401,336

TOTAL INVESTMENTS 99.3%
(cost $40,116,584)				42,884,798
Other assets in excess of liabilities(z) 0.7%				307,415

NET ASSETS 100.0%				$43,192,213

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	2 Year U.S. Treasury Notes	Sep. 2021	$2,868,531	$(157)
4	10 Year U.S. Treasury Notes	Sep. 2021	537,813	3,682
4	20 Year U.S. Treasury Bonds	Sep. 2021	658,875	22,807

				26,332

Short Positions:
7	5 Year U.S. Treasury Notes	Sep. 2021	871,117	(4,181)
16	10 Year U.S. Ultra Treasury Notes	Sep. 2021	2,404,000	(36,054)
1	30 Year U.S. Ultra Treasury Bonds	Sep. 2021	199,531	(9,158)

				(49,393)

				$(23,061)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$200,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Corporate Bond Fund     31

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Commercial Mortgage-Backed Securities	$—	$2,207,472	$—
Corporate Bonds	—	39,769,815	—
Municipal Bonds	—	260,157	—
Sovereign Bond	—	246,018	—
Short-Term Investment
Affiliated Mutual Fund	401,336	—	—

Total	$401,336	$42,483,462	$—

Other Financial Instruments*
Assets
Futures Contracts	$26,489	$—	$—

Liabilities
Futures Contracts	$(49,550)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Banks	22.0%
Electric	8.8
Pipelines	6.7
Commercial Mortgage-Backed Securities	5.1
Pharmaceuticals	4.3
Oil & Gas	4.2
Real Estate Investment Trusts (REITs)	4.1
Telecommunications	3.7
Retail	3.0
Auto Manufacturers	2.8
Media	2.4
Chemicals	2.4
Insurance	2.3
Healthcare-Services	2.2
Semiconductors	2.0

Commercial Services	2.0%
Mining	1.8
Beverages	1.7
Aerospace & Defense	1.5
Building Materials	1.4
Agriculture	1.3
Packaging & Containers	1.3
Computers	1.3
Diversified Financial Services	1.1
Software	1.0
Foods	1.0
Affiliated Mutual Fund	0.9
Airlines	0.9
Auto Parts & Equipment	0.8
Miscellaneous Manufacturing	0.7

See Notes to Financial Statements.

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Municipal Bonds	0.6%
Sovereign Bond	0.6
Water	0.5
Real Estate	0.5
Engineering & Construction	0.5
Trucking & Leasing	0.4
Transportation	0.3
Lodging	0.3
Shipbuilding	0.3

Housewares	0.3%
Biotechnology	0.1
Iron/Steel	0.1
Office/Business Equipment	0.1
99.3
Other assets in excess of liabilities	0.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$26,489	*	Due from/to broker-variation margin futures	$49,550	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$161,328

See Notes to Financial Statements.

PGIM Corporate Bond Fund     33

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(26,276)

For the year ended July 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$4,099,458	$3,315,195

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended July 31, 2021.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $39,715,248)	$42,483,462
Affiliated investments (cost $401,336)	401,336
Cash	836
Dividends and interest receivable	344,684
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Receivable for Fund shares sold	7,031
Prepaid expenses	331

Total Assets	43,437,680

Liabilities
Payable for investments purchased	119,879
Audit fee payable	40,000
Payable for Fund shares purchased	32,329
Accrued expenses and other liabilities	30,485
Management fee payable	13,542
Due to broker—variation margin futures	4,289
Distribution fee payable	2,899
Trustees’ fees payable	803
Affiliated transfer agent fee payable	774
Dividends payable	467

Total Liabilities	245,467

Net Assets	$43,192,213

Net assets were comprised of:
Shares of beneficial interest, at par	$3,510
Paid-in capital in excess of par	39,804,849
Total distributable earnings (loss)	3,383,854

Net assets, July 31, 2021	$43,192,213

See Notes to Financial Statements.

PGIM Corporate Bond Fund     35

Statement of Assets and Liabilities

as of July 31, 2021

Class A
Net asset value and redemption price per share, ($6,980,331 ÷ 566,047 shares of beneficial interest issued and outstanding)	$12.33
Maximum sales charge (3.25% of offering price)	0.41

Maximum offering price to public	$12.74

Class C
Net asset value, offering price and redemption price per share, ($1,666,729 ÷ 135,474 shares of beneficial interest issued and outstanding)	$12.30

Class R
Net asset value, offering price and redemption price per share, ($13,243 ÷ 1,077 shares of beneficial interest issued and outstanding)	$12.30

Class Z
Net asset value, offering price and redemption price per share, ($18,964,541 ÷ 1,541,290 shares of beneficial interest issued and outstanding)	$12.30

Class R6
Net asset value, offering price and redemption price per share, ($15,567,369 ÷ 1,265,626 shares of beneficial interest issued and outstanding)	$12.30

See Notes to Financial Statements.

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Interest income	$1,280,769
Affiliated dividend income	3,272
Income from securities lending, net (including affiliated income of $546)	1,463

Total income	1,285,504

Expenses
Management fee	194,395
Distribution fee(a)	34,140
Registration fees(a)	54,007
Custodian and accounting fees	52,401
Audit fee	42,103
Transfer agent’s fees and expenses (including affiliated expense of $4,218)(a)	36,880
Legal fees and expenses	22,761
Shareholders’ reports	15,315
Trustees’ fees	10,300
SEC registration fees	130
Miscellaneous	23,632

Total expenses	486,064
Less: Fee waiver and/or expense reimbursement(a)	(213,995)
Distribution fee waiver(a)	(32)

Net expenses	272,037

Net investment income (loss)	1,013,467

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(36))	1,263,114
Futures transactions	161,328

1,424,442

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(67))	(1,306,535)
Futures	(26,276)

(1,332,811)

Net gain (loss) on investment transactions	91,631

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,105,098

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	16,635	17,408	97	—	—
Registration fees	11,955	8,905	8,405	16,337	8,405
Transfer agent’s fees and expenses	6,984	1,712	44	28,011	129
Fee waiver and/or expense reimbursement	(37,951)	(15,613)	(8,486)	(112,894)	(39,051)
Distribution fee waiver	—	—	(32)	—	—

See Notes to Financial Statements.

PGIM Corporate Bond Fund     37

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,013,467	$996,244
Net realized gain (loss) on investment transactions	1,424,442	218,386
Net change in unrealized appreciation (depreciation) on investments	(1,332,811)	2,592,520

Net increase (decrease) in net assets resulting from operations	1,105,098	3,807,150

Dividends and Distributions
Distributions from distributable earnings
Class A	(164,159)	(93,118)
Class C	(29,929)	(34,439)
Class R	(287)	(502)
Class Z	(651,718)	(653,856)
Class R6	(291,029)	(284,140)

	(1,137,122)	(1,066,055)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	23,013,326	20,079,708
Net asset value of shares issued in reinvestment of dividends and distributions	1,132,370	1,052,750
Cost of shares purchased	(24,124,417)	(11,263,580)

Net increase (decrease) in net assets from Fund share transactions	21,279	9,868,878

Total increase (decrease)	(10,745)	12,609,973

Net Assets:
Beginning of year	43,202,958	30,592,985

End of year	$43,192,213	$43,202,958

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.34	$11.48	$10.81	$11.32	$11.46
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.31	0.34	0.32	0.32
Net realized and unrealized gain (loss) on investment transactions	0.03	0.89	0.69	(0.49)	(0.13)
Total from investment operations	0.29	1.20	1.03	(0.17)	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.36)	(0.34)	(0.33)
Net asset value, end of year	$12.33	$12.34	$11.48	$10.81	$11.32
Total Return(b):	2.42%	10.59%	9.73%	(1.51)%	1.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,980	$5,021	$3,053	$2,565	$1,802
Average net assets (000)	$6,654	$3,260	$2,698	$2,200	$1,339
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	1.37%	1.89%	2.22%	2.25%	1.92%
Net investment income (loss)	2.17%	2.66%	3.14%	2.89%	2.88%
Portfolio turnover rate(e)	61%	50%	71%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund     39

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$11.45	$10.79	$11.29	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.23	0.26	0.24	0.24
Net realized and unrealized gain (loss) on investment transactions	0.03	0.88	0.68	(0.48)	(0.13)
Total from investment operations	0.20	1.11	0.94	(0.24)	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.28)	(0.26)	(0.25)
Net asset value, end of year	$12.30	$12.31	$11.45	$10.79	$11.29
Total Return(b):	1.66%	9.79%	8.83%	(2.16)%	1.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,667	$1,783	$1,386	$952	$1,095
Average net assets (000)	$1,741	$1,627	$1,053	$1,050	$1,014
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses before waivers and/or expense reimbursement	2.45%	3.03%	3.49%	3.54%	2.66%
Net investment income (loss)	1.43%	1.92%	2.38%	2.12%	2.12%
Portfolio turnover rate(e)	61%	50%	71%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$11.45	$10.79	$11.29	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.29	0.31	0.29	0.29
Net realized and unrealized gain (loss) on investment transactions	0.03	0.87	0.68	(0.47)	(0.12)
Total from investment operations	0.26	1.16	0.99	(0.18)	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.33)	(0.32)	(0.31)
Net asset value, end of year	$12.30	$12.31	$11.45	$10.79	$11.29
Total Return(b):	2.17%	10.34%	9.37%	(1.67)%	1.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$13	$20	$18	$11
Average net assets (000)	$13	$19	$19	$12	$11
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	67.05%	81.14%	65.60%	109.57%	2.42%
Net investment income (loss)	1.93%	2.45%	2.88%	2.66%	2.59%
Portfolio turnover rate(e)	61%	50%	71%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund     41

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$11.45	$10.79	$11.29	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.34	0.37	0.35	0.34
Net realized and unrealized gain (loss) on investment transactions	0.03	0.88	0.67	(0.48)	(0.12)
Total from investment operations	0.32	1.22	1.04	(0.13)	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.36)	(0.38)	(0.37)	(0.36)
Net asset value, end of year	$12.30	$12.31	$11.45	$10.79	$11.29
Total Return(b):	2.68%	10.89%	9.92%	(1.18)%	2.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,965	$26,655	$17,356	$18,247	$19,869
Average net assets (000)	$24,059	$21,000	$16,929	$20,078	$21,149
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	1.02%	1.18%	1.41%	1.32%	1.64%
Net investment income (loss)	2.43%	2.91%	3.39%	3.12%	3.07%
Portfolio turnover rate(e)	61%	50%	71%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$11.45	$10.79	$11.29	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.34	0.37	0.35	0.35
Net realized and unrealized gain (loss) on investment transactions	0.03	0.88	0.67	(0.48)	(0.13)
Total from investment operations	0.32	1.22	1.04	(0.13)	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.36)	(0.38)	(0.37)	(0.36)
Net asset value, end of year	$12.30	$12.31	$11.45	$10.79	$11.29
Total Return(b):	2.68%	10.89%	9.92%	(1.18)%	2.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,567	$9,730	$8,778	$11	$11
Average net assets (000)	$10,732	$9,091	$4,552	$11	$11
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	0.91%	1.17%	1.42%	121.08%	1.53%
Net investment income (loss)	2.42%	2.93%	3.39%	3.12%	3.10%
Portfolio turnover rate(e)	61%	50%	71%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund     43

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Corporate Bond Fund (the “Fund”).

The investment objective of the Fund is high current income consistent with the preservation of principal.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

PGIM Corporate Bond Fund     45

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will

PGIM Corporate Bond Fund     47

Notes to Financial Statements (continued)

return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.45% average daily net assets up to and including $5 billion and 0.425% on average daily net assets exceeding $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.45% for the year ended July 31, 2021.

The Manager has contractually agreed, through November 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class R shares, 0.55% of average daily net assets for Class Z shares and 0.55% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year

PGIM Corporate Bond Fund     49

Notes to Financial Statements (continued)

during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended July 31, 2021, PIMS received $17,609 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2021, PIMS received $272 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $23,084,899 and $20,232,569, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$3,010,529	$19,033,207	$21,642,400	$—	$—	$401,336	401,336	$3,272

PGIM Institutional Money Market Fund (1)(b)(wa)
355,941	1,807,324	2,163,162	(67)	(36)	—	—	546	(2)

$3,366,470	$20,840,531	$23,805,562	$(67)	$(36)	$401,336		$3,818

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

PGIM Corporate Bond Fund     51

Notes to Financial Statements (continued)

For the year ended July 31, 2021, the tax character of dividends paid by the Fund was $1,137,122 of ordinary income. For the year ended July 31, 2020, the tax character of dividends paid by the Fund was $1,066,055 of ordinary income.

As of July 31, 2021, the accumulated undistributed earnings on a tax basis were $77,238 of ordinary income and $719,912 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Tax Basis	Appreciation	Depreciation	Appreciation
$40,274,566	$2,884,906	$(297,735)	$2,587,171

The differences between GAAP basis and tax basis were primarily attributable to the differences in the treatment of premium amortization for GAAP and tax purposes and other GAAP to tax differences.

The Fund utilized approximately $631,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R	1,077	100.0%
Class R6	812,302	64.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	23.1%	3	61.6%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2021:
Shares sold	333,625	$4,067,339
Shares issued in reinvestment of dividends and distributions	13,312	161,788
Shares purchased	(177,567)	(2,146,115)

Net increase (decrease) in shares outstanding before conversion	169,370	2,083,012
Shares issued upon conversion from other share class(es)	7,728	93,270
Shares purchased upon conversion into other share class(es)	(17,952)	(218,992)

Net increase (decrease) in shares outstanding	159,146	$1,957,290

Year ended July 31, 2020:
Shares sold	257,411	$3,049,764
Shares issued in reinvestment of dividends and distributions	7,519	88,720
Shares purchased	(128,858)	(1,485,647)

Net increase (decrease) in shares outstanding before conversion	136,072	1,652,837
Shares issued upon conversion from other share class(es)	10,025	117,723
Shares purchased upon conversion into other share class(es)	(5,170)	(61,651)

Net increase (decrease) in shares outstanding	140,927	$1,708,909

PGIM Corporate Bond Fund     53

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended July 31, 2021:
Shares sold	26,096	$315,873
Shares issued in reinvestment of dividends and distributions	2,459	29,818
Shares purchased	(30,228)	(366,914)

Net increase (decrease) in shares outstanding before conversion	(1,673)	(21,223)
Shares purchased upon conversion into other share class(es)	(7,677)	(93,397)

Net increase (decrease) in shares outstanding	(9,350)	$(114,620)

Year ended July 31, 2020:
Shares sold	63,461	$744,061
Shares issued in reinvestment of dividends and distributions	2,866	33,677
Shares purchased	(35,199)	(416,669)

Net increase (decrease) in shares outstanding before conversion	31,128	361,069
Shares purchased upon conversion into other share class(es)	(7,291)	(87,734)

Net increase (decrease) in shares outstanding	23,837	$273,335

Class R
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$288

Net increase (decrease) in shares outstanding	24	$288

Year ended July 31, 2020:
Shares sold	28	$322
Shares issued in reinvestment of dividends and distributions	42	494
Shares purchased	(780)	(8,875)

Net increase (decrease) in shares outstanding	(710)	$(8,059)

Class Z
Year ended July 31, 2021:
Shares sold	1,510,097	$18,369,097
Shares issued in reinvestment of dividends and distributions	53,559	649,487
Shares purchased	(1,761,864)	(21,434,780)

Net increase (decrease) in shares outstanding before conversion	(198,208)	(2,416,196)
Shares issued upon conversion from other share class(es)	23,319	283,740
Shares purchased upon conversion into other share class(es)	(449,168)	(5,376,610)

Net increase (decrease) in shares outstanding	(624,057)	$(7,509,066)

Year ended July 31, 2020:
Shares sold	1,395,014	$16,285,561
Shares issued in reinvestment of dividends and distributions	54,927	646,133
Shares purchased	(802,197)	(9,352,389)

Net increase (decrease) in shares outstanding before conversion	647,744	7,579,305
Shares issued upon conversion from other share class(es)	11,096	132,716
Shares purchased upon conversion into other share class(es)	(8,667)	(101,054)

Net increase (decrease) in shares outstanding	650,173	$7,610,967

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	21,589	$261,017
Shares issued in reinvestment of dividends and distributions	23,979	290,989

Shares purchased	(14,551)	(176,608)
Net increase (decrease) in shares outstanding before conversion	31,017	375,398
Shares issued upon conversion from other share class(es)	444,146	5,311,989

Net increase (decrease) in shares outstanding	475,163	$5,687,387

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	24,062	$283,726

Net increase (decrease) in shares outstanding	24,062	$283,726

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2021. The average daily balance for the 5 days that the Fund had loans outstanding during the period was $1,722,800, borrowed at a weighted average interest rate of 1.40%. The maximum loan balance outstanding during the period was $2,462,000. At July 31, 2021, the Fund did not have an outstanding loan balance.

PGIM Corporate Bond Fund     55

Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

PGIM Corporate Bond Fund     57

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

PGIM Corporate Bond Fund     59

Notes to Financial Statements (continued)

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Corporate Bond Fund     61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Corporate Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

62

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Corporate Bond Fund	63

Tax Information (unaudited)

For the tax year ended July 31, 2021, the Fund reports 81.97% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2021.

64

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

⬛	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
⬛	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
⬛

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

⬛

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

⬛

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

⬛	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and PGIM, through its PGIM Fixed Income unit, and PGIML serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a

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reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and PGIML as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included those

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	3rd Quartile	2nd Quartile	3rd Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and the five-year period, though it underperformed over the three-year period and the ten-year period.

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•

The Board considered PGIM Investments’ assertion that the Fund’s performance was largely temporary and attributable to 2020. In that regard, the Board noted that when it evaluated the Fund’s performance one year prior (as of December 31, 2019), the Fund had outperformed its benchmark index over the one- and five-year periods and had ranked in the second quartile of its peer group over the one-, three- and five-year periods.

•

The Board also considered that the Fund outperformed its benchmark index and peer group for the fourth quarter of 2020 and outperformed its benchmark index for the first quarter of 2021. The Board further noted that the Fund outperformed its benchmark index for all periods and its peer group for the one-year period ended March 31, 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares, and 0.55% for Class Z shares through November 30, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

⬛ MAIL	⬛ TELEPHONE	⬛ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX

CUSIP	875921694	875921686	875921660	875921702	875921678

MF229E

PGIM QMA SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Small-Cap Value Fund

September 15, 2021

PGIM QMA Small-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	73.40	7.78	N/A	6.56 (02/14/2014)

(without sales charges)	83.49	9.00	N/A	7.38 (02/14/2014)

Class C

(with sales charges)	80.41	8.00	N/A	6.25 (06/19/2015)

(without sales charges)	81.41	8.00	N/A	6.25 (06/19/2015)

Class R

(without sales charges)	83.14	8.80	9.18	—

Class Z

(without sales charges)	84.07	9.40	9.75	—

Class R2

(without sales charges)	83.38	N/A	N/A	4.83 (12/28/2017)

Class R4

(without sales charges)	83.98	N/A	N/A	5.11 (12/28/2017)

Class R6

(without sales charges)	84.26	9.48	N/A	8.27 (09/25/2014)

Russell 2000 Value Index

	63.70	11.61	10.82	9.26

Russell 2000 Index

	51.97	14.28	12.34	10.93

Average Annual Total Returns as of 7/31/21 Since Inception (%)
	Class A (02/14/2014)	Class C (06/19/2015)	Class R2, Class R4 (12/28/2017)	Class R6 (09/25/2014)

Russell 2000 Value Index	9.26	9.93	9.03	10.35

Russell 2000 Index	10.93	11.38	12.36	12.34

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2011) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM QMA Small-Cap Value Fund	5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000® Value Index is an unmanaged index that contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/21

Ten Largest Holdings	Line of Business	% of Net Assets
Meritage Homes Corp.	Household Durables	0.9%
WESCO International, Inc.	Trading Companies & Distributors	0.8%
Tri Pointe Homes, Inc.	Household Durables	0.8%
Triton International Ltd. (Bermuda)	Trading Companies & Distributors	0.8%
Sabra Health Care REIT, Inc.	Equity Real Estate Investment Trusts (REITs)	0.8%
Essent Group Ltd.	Thrifts & Mortgage Finance	0.8%
Taylor Morrison Home Corp.	Household Durables	0.8%
Southwest Gas Holdings, Inc.	Gas Utilities	0.8%
Commercial Metals Co.	Metals & Mining	0.8%
Radian Group, Inc.	Thrifts & Mortgage Finance	0.8%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Small-Cap Value Fund	7

Strategy and Performance Overview

(unaudited)

How did the Fund perform?

The PGIM QMA Small-Cap Value Fund’s Class Z shares returned 84.07% in the 12-month reporting period that ended July 31, 2021, outperforming the 63.70% return of the Russell 2000 Value Index (the Index).

What were the market conditions?

•

Although uncertainty triggered by the COVID-19 pandemic hovered over markets throughout the reporting period, investors remained focused on positive vaccine developments at the end of 2020 and vaccine rollouts during the first half of 2021. These events boosted investor expectations for a recovery in many sectors that had been negatively affected early in the pandemic but helped fuel the subsequent market rally. US equity markets were also buoyed by ongoing fiscal stimulus and accommodative monetary policies, improving employment and gross domestic product data, and stronger-than-anticipated corporate earnings reports.

•

US small-cap equities outperformed large-cap and mid-cap stocks during the period. Small-cap stocks (as measured by the Russell 2000 Index) gained 52.0%, while mid-cap stocks (as measured by the Russell Midcap Index) rose 42.6%, and large-cap stocks (as measured by the Russell 1000 Index) returned 38.0%.

•

Value stocks outperformed growth stocks within each of the market-cap indexes. In the small-cap market, the Russell 2000 Value Index gained 63.7%, outpacing the 41.0% return of the Russell 2000 Growth Index.

What worked?

•

QMA uses a systematic process to select small-cap stocks that trade at a discount to their fundamental value and show positive business prospects. This deep-value focus favors stocks that have high earnings yields, cash flow yields, and book yields.

•	During the reporting period, QMA’s emphasis on deep-value stocks drove the Fund’s strong relative performance, as cheaper stocks outperformed more expensive stocks within the Index.

•

The Fund outperformed the Index in nine of its 11 sectors, especially within consumer discretionary, industrials, and real estate. Strong relative gains in consumer discretionary were driven by an overweight position (relative to the Index) in inexpensive retailers and automobile component stocks. Many of these cyclical companies rallied as pandemic fears subsided later in the period.

•

Outperformance in the industrials sector was mostly attributed to the Fund’s overweight positions in several trading companies and distributors. Shares of these inexpensive companies rallied on reports of better-than-expected earnings during the period.

•

Outperformance in the real estate sector was driven by the Fund’s overweight positions (relative to the Index) in the hotel & resort industry, as well as retail real estate investment trusts (REITs). Several REITs that had performed poorly early in the

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pandemic later became attractive in QMA’s model. The Fund benefited from building an overweight exposure (relative to the Index) to these deeply discounted REITs, which rallied on positive vaccine news during the period.

•

The Fund also benefited from its above-Index exposure to inexpensive financials and its below-Index exposure to expensive utilities and health care—the two most lagging sectors during the period as investors rotated out of defensive stocks amid the risk environment.

What didn’t work?

•	The Fund’s return modestly trailed the Index’s return in the consumer staples and communication services sectors during the reporting period.

•

The Fund’s underweight positions in GameStop Corp. and AMC Entertainment Holdings Inc. were the largest individual detractors from performance relative to the Index during the period. They are so-called “meme” stocks, which grow in demand based on social media awareness. QMA’s model ranks these stocks as extremely overpriced, and QMA believes they are not trading based on their company fundamentals.

Did the Fund use derivatives?

The Fund did not use derivatives during the period.

Current outlook

•

QMA believes there is an opportunity for further recovery in deep-value stocks. Even with value stocks outperforming during the period, the spread in valuations between the cheapest and most expensive stocks in the market continues to be wide relative to historical spreads. QMA’s experience shows that when this spread in valuations reverts toward its narrower norm, the potential payoff for deep-value stocks can be significant.

•

QMA’s model continues to identify many attractively valued small-cap stocks. The Fund’s holdings remain significantly cheaper than the Index, based on various measures of value such as earnings yield, book yield, and cash flow yield. While valuations for the overall market appear somewhat stretched, QMA believes that the deeply discounted stocks within the Fund, coupled with even moderate earnings growth, offer the potential for strong relative returns. QMA maintains its commitment to these attractively valued companies to capture their value premium.

PGIM QMA Small-Cap Value Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10	Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Small-Cap Value Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,238.20	1.08%	$ 6.00
	Hypothetical	$1,000.00	$1,019.43	1.08%	$ 5.41
Class C	Actual	$1,000.00	$1,231.60	2.08%	$11.51
	Hypothetical	$1,000.00	$1,014.47	2.08%	$10.39
Class R	Actual	$1,000.00	$1,237.50	1.28%	$ 7.11
	Hypothetical	$1,000.00	$1,018.44	1.28%	$ 6.41
Class Z	Actual	$1,000.00	$1,240.30	0.78%	$ 4.34
	Hypothetical	$1,000.00	$1,020.92	0.78%	$ 3.91
Class R2	Actual	$1,000.00	$1,238.00	1.14%	$ 6.33
	Hypothetical	$1,000.00	$1,019.14	1.14%	$ 5.71
Class R4	Actual	$1,000.00	$1,240.10	0.89%	$ 4.95
	Hypothetical	$1,000.00	$1,020.38	0.89%	$ 4.46
Class R6	Actual	$1,000.00	$1,241.30	0.65%	$ 3.62
	Hypothetical	$1,000.00	$1,021.57	0.65%	$ 3.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Small-Cap Value Fund	11

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.5%

Aerospace & Defense 0.0%
Moog, Inc. (Class A Stock)	2,000	$155,740

Air Freight & Logistics 0.9%
Air Transport Services Group, Inc.*(a)	69,400	1,679,480
Atlas Air Worldwide Holdings, Inc.*	68,128	4,562,532

		6,242,012

Airlines 0.7%
Mesa Air Group, Inc.*	368,700	3,288,804
SkyWest, Inc.*	25,468	1,031,199

		4,320,003

Auto Components 0.7%
Modine Manufacturing Co.*	218,500	3,655,505
Motorcar Parts of America, Inc.*(a)	17,500	389,200
Standard Motor Products, Inc.	21,900	914,544

		4,959,249

Banks 18.3%
1st Source Corp.	9,700	444,163
Ameris Bancorp	70,600	3,431,866
Associated Banc-Corp.	28,800	570,240
Atlantic Union Bankshares Corp.	79,600	2,823,412
BancorpSouth Bank	98,500	2,541,300
BankUnited, Inc.	73,100	2,893,298
Banner Corp.	43,400	2,301,936
Brookline Bancorp, Inc.	21,200	304,644
Byline Bancorp, Inc.	32,800	807,208
Camden National Corp.	17,125	766,686
Cathay General Bancorp	90,000	3,408,300
CNB Financial Corp.	34,399	793,241
Columbia Banking System, Inc.	22,800	796,632
Community Trust Bancorp, Inc.	72,466	2,881,248
ConnectOne Bancorp, Inc.	108,000	2,840,400
Customers Bancorp, Inc.*	82,930	3,003,725
CVB Financial Corp.	45,800	872,948
Eagle Bancorp, Inc.	32,700	1,799,481
Enterprise Financial Services Corp.	18,200	811,174
Financial Institutions, Inc.	127,427	3,751,451
First Bancorp.	24,800	992,000

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	13

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
First BanCorp. (Puerto Rico)	48,600	$589,518
First Busey Corp.	57,600	1,359,360
First Commonwealth Financial Corp.	72,600	956,142
First Financial Bancorp	167,951	3,778,898
First Financial Corp.	69,559	2,785,838
First Interstate BancSystem, Inc. (Class A Stock)	3,100	129,952
First Merchants Corp.	63,800	2,598,574
Flushing Financial Corp.	17,700	390,285
Fulton Financial Corp.	226,700	3,473,044
Great Southern Bancorp, Inc.	27,463	1,428,900
Hanmi Financial Corp.	64,378	1,173,611
HarborOne Bancorp, Inc.	28,500	387,885
Heartland Financial USA, Inc.	77,504	3,535,732
Hilltop Holdings, Inc.(a)	87,703	2,778,431
Home BancShares, Inc.	64,100	1,357,638
Hope Bancorp, Inc.	256,416	3,397,512
Horizon Bancorp, Inc.	37,631	628,814
Independent Bank Group, Inc.	51,300	3,575,610
International Bancshares Corp.	66,782	2,609,841
Investors Bancorp, Inc.	204,800	2,830,336
Lakeland Bancorp, Inc.(a)	137,927	2,257,865
Metropolitan Bank Holding Corp.*	3,800	269,914
Midland States Bancorp, Inc.	32,200	792,442
MidWestOne Financial Group, Inc.	4,962	144,543
National Bank Holdings Corp. (Class A Stock)	4,400	156,024
NBT Bancorp, Inc.	20,800	724,880
OceanFirst Financial Corp.	63,300	1,234,350
OFG Bancorp (Puerto Rico)	34,900	806,190
Old National Bancorp	179,643	2,890,456
Peapack-Gladstone Financial Corp.	78,779	2,537,472
Peoples Bancorp, Inc.	5,200	153,348
QCR Holdings, Inc.	24,500	1,202,705
Renasant Corp.	2,700	94,986
S&T Bancorp, Inc.	16,563	487,780
Sandy Spring Bancorp, Inc.	70,700	2,940,413
Simmons First National Corp. (Class A Stock)	137,700	3,748,194
South State Corp.(a)	61,085	4,205,091
Southside Bancshares, Inc.	5,000	180,200
Towne Bank	53,000	1,579,930
Trustmark Corp.	60,100	1,804,202
UMB Financial Corp.	10,600	992,160
United Bankshares, Inc.	108,900	3,761,406
United Community Banks, Inc.	26,600	766,346
Univest Financial Corp.	31,100	850,896

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Valley National Bancorp(a)	371,900	$4,793,791
Veritex Holdings, Inc.	31,600	1,060,180
WesBanco, Inc.	100,448	3,242,461

		122,279,499

Biotechnology 1.5%
Blueprint Medicines Corp.*	17,200	1,511,364
Bolt Biotherapeutics, Inc.*(a)	19,400	216,310
Emergent BioSolutions, Inc.*	73,800	4,863,420
OPKO Health, Inc.*	368,700	1,268,328
Sage Therapeutics, Inc.*	38,400	1,679,232
Surface Oncology, Inc.*(a)	98,400	591,384

		10,130,038

Building Products 0.1%
American Woodmark Corp.*	5,000	371,250
Griffon Corp.	5,500	127,160

		498,410

Capital Markets 0.9%
Cowen, Inc. (Class A Stock)(a)	60,000	2,398,800
Oppenheimer Holdings, Inc. (Class A Stock)	83,600	3,757,820
StoneX Group, Inc.*	1,200	77,436

		6,234,056

Chemicals 1.3%
AdvanSix, Inc.*	54,900	1,836,405
Koppers Holdings, Inc.*	4,500	138,195
Kraton Corp.*	55,600	2,123,364
Minerals Technologies, Inc.	36,200	2,903,964
PQ Group Holdings, Inc.	77,700	1,209,012
Rayonier Advanced Materials, Inc.*	40,300	280,891
Tronox Holdings PLC (Class A Stock)	17,900	329,897

		8,821,728

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	26,800	1,245,932
ACCO Brands Corp.	492,941	4,406,893
BrightView Holdings, Inc.*	175,700	2,816,471

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	15

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
KAR Auction Services, Inc.*	276,800	$4,561,664
Matthews International Corp. (Class A Stock)	64,000	2,214,400

		15,245,360

Communications Equipment 0.6%
EchoStar Corp. (Class A Stock)*	101,600	2,265,680
NETGEAR, Inc.*	55,300	1,894,025

		4,159,705

Construction & Engineering 0.9%
EMCOR Group, Inc.	10,400	1,266,824
Northwest Pipe Co.*	33,000	937,530
Primoris Services Corp.	36,900	1,103,310
Tutor Perini Corp.*	203,900	2,868,873

		6,176,537

Consumer Finance 3.1%
Encore Capital Group, Inc.*	81,891	3,876,720
Enova International, Inc.*	60,100	1,988,709
EZCORP, Inc. (Class A Stock)*	124,400	711,568
Navient Corp.(a)	233,200	4,764,276
Nelnet, Inc. (Class A Stock)	56,053	4,220,791
PRA Group, Inc.*	48,200	1,869,678
Regional Management Corp.	62,600	3,238,298

		20,670,040

Diversified Consumer Services 1.7%
Adtalem Global Education, Inc.*	122,200	4,440,748
Graham Holdings Co. (Class B Stock)(a)	2,200	1,462,252
Perdoceo Education Corp.*	110,900	1,315,274
Strategic Education, Inc.	47,900	3,797,991

		11,016,265

Diversified Financial Services 0.1%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	44,800	738,304

Diversified Telecommunication Services 0.2%
Consolidated Communications Holdings, Inc.*(a)	157,600	1,211,944

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities 0.1%
ALLETE, Inc.	2,800	$196,896
OGE Energy Corp.	14,000	472,500

		669,396

Electrical Equipment 0.0%
Powell Industries, Inc.	10,200	296,718

Electronic Equipment, Instruments & Components 2.7%
Arrow Electronics, Inc.*	16,100	1,908,977
Avnet, Inc.	45,600	1,884,192
Benchmark Electronics, Inc.	22,700	599,280
Kimball Electronics, Inc.*	76,500	1,559,835
Methode Electronics, Inc.	12,600	602,658
Sanmina Corp.*	126,200	4,848,604
ScanSource, Inc.*	89,000	2,455,510
TTM Technologies, Inc.*	308,600	4,317,314

		18,176,370

Energy Equipment & Services 0.4%
Archrock, Inc.	41,500	357,315
Bristow Group, Inc.*	34,600	898,908
Helix Energy Solutions Group, Inc.*(a)	124,900	518,335
National Energy Services Reunited Corp.*	68,800	887,520
Select Energy Services, Inc. (Class A Stock)*	24,600	146,370

		2,808,448

Entertainment 0.4%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	71,200	2,635,824

Equity Real Estate Investment Trusts (REITs) 7.2%
Brandywine Realty Trust	105,100	1,467,196
City Office REIT, Inc.	55,200	710,424
Columbia Property Trust, Inc.	206,700	3,445,689
CTO Realty Growth, Inc.	46,761	2,627,500
Diversified Healthcare Trust	713,200	2,781,480
Franklin Street Properties Corp.	608,400	3,175,848
GEO Group, Inc. (The)(a)	583,500	4,037,820
Global Net Lease, Inc.	167,300	3,090,031
Macerich Co. (The)(a)	308,794	5,033,342
Office Properties Income Trust	147,218	4,266,378
Paramount Group, Inc.	44,800	437,248
Piedmont Office Realty Trust, Inc. (Class A Stock)	244,400	4,648,488

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	17

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Preferred Apartment Communities, Inc. (Class A Stock)	280,300	$2,954,362
Retail Properties of America, Inc. (Class A Stock)	38,300	482,963
Sabra Health Care REIT, Inc.	295,000	5,484,050
SL Green Realty Corp.(a)	23,539	1,752,714
Whitestone REIT	163,300	1,445,205

		47,840,738

Food & Staples Retailing 2.6%
Ingles Markets, Inc. (Class A Stock)	68,305	4,081,907
SpartanNash Co.	209,790	4,080,415
United Natural Foods, Inc.*(a)	133,700	4,428,144
Village Super Market, Inc. (Class A Stock)	32,300	728,365
Weis Markets, Inc.(a)	73,300	3,859,245

		17,178,076

Food Products 1.3%
Fresh Del Monte Produce, Inc.	73,400	2,265,124
Hostess Brands, Inc.*	25,500	410,295
Seaboard Corp.	200	822,000
Seneca Foods Corp. (Class A Stock)*	33,500	1,833,790
TreeHouse Foods, Inc.*	73,600	3,267,840

		8,599,049

Gas Utilities 2.4%
New Jersey Resources Corp.	9,600	369,792
South Jersey Industries, Inc.	186,400	4,691,688
Southwest Gas Holdings, Inc.	77,300	5,405,589
Spire, Inc.	73,500	5,214,825

		15,681,894

Health Care Equipment & Supplies 0.1%
Meridian Bioscience, Inc.*	28,700	588,350

Health Care Providers & Services 1.1%
Fulgent Genetics, Inc.*(a)	20,000	1,845,000
National HealthCare Corp.	17,200	1,335,580
Owens & Minor, Inc.	27,600	1,276,500
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*(a)	108,200	2,632,506

		7,089,586

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology 0.1%
Computer Programs & Systems, Inc.	11,500	$363,055

Hotels, Restaurants & Leisure 0.2%
Biglari Holdings, Inc. (Class B Stock)*	7,600	1,249,820

Household Durables 5.7%
Bassett Furniture Industries, Inc.	9,700	220,966
Beazer Homes USA, Inc.*	222,600	4,064,676
Century Communities, Inc.	63,900	4,437,855
Ethan Allen Interiors, Inc.	45,100	1,072,027
Hooker Furniture Corp.	9,000	298,710
KB Home	89,000	3,777,160
M/I Homes, Inc.*	77,400	5,008,554
Meritage Homes Corp.*	55,700	6,047,906
Taylor Morrison Home Corp.*	202,700	5,436,414
Toll Brothers, Inc.	32,800	1,944,056
Tri Pointe Homes, Inc.*	228,400	5,509,008
VOXX International Corp.*	29,000	331,180

		38,148,512

Insurance 2.4%
American National Group, Inc.	1,300	214,474
CNO Financial Group, Inc.	203,100	4,638,804
Employers Holdings, Inc.	87,398	3,628,765
Horace Mann Educators Corp.	43,100	1,715,811
National Western Life Group, Inc. (Class A Stock)	17,200	3,575,708
Safety Insurance Group, Inc.	13,200	1,011,384
Stewart Information Services Corp.	24,500	1,445,745

		16,230,691

Interactive Media & Services 0.4%
Cars.com, Inc.*	192,800	2,329,024

Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc. (Class A Stock)	86,500	1,025,890

IT Services 0.0%
BM Technologies, Inc.*(a)	28,735	288,212

Machinery 0.0%
Park-Ohio Holdings Corp.	7,900	229,811

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	19

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Marine 0.6%
Costamare, Inc. (Monaco)	375,000	$4,065,000

Media 1.8%
Emerald Holding, Inc.*	47,700	188,415
Entercom Communications Corp.*	384,200	1,371,594
EW Scripps Co. (The) (Class A Stock)	160,300	3,058,524
Gray Television, Inc.	210,200	4,660,134
TEGNA, Inc.	141,500	2,507,380

		11,786,047

Metals & Mining 1.5%
Commercial Metals Co.	163,600	5,366,080
Olympic Steel, Inc.	15,900	478,908
Schnitzer Steel Industries, Inc. (Class A Stock)	29,900	1,567,358
SunCoke Energy, Inc.	351,200	2,714,776

		10,127,122

Mortgage Real Estate Investment Trusts (REITs) 4.6%
Apollo Commercial Real Estate Finance, Inc.	273,883	4,168,499
Arbor Realty Trust, Inc.	7,100	129,788
Ares Commercial Real Estate Corp.	76,400	1,152,112
ARMOUR Residential REIT, Inc.	174,500	1,814,800
Blackstone Mortgage Trust, Inc. (Class A Stock)	156,400	5,070,488
Broadmark Realty Capital, Inc.	143,400	1,487,058
Capstead Mortgage Corp.	48,800	310,856
Chimera Investment Corp.	249,300	3,669,696
Dynex Capital, Inc.	103,635	1,808,431
Ellington Financial, Inc.	91,600	1,665,288
Granite Point Mortgage Trust, Inc.	148,300	2,092,513
KKR Real Estate Finance Trust, Inc.	85,300	1,817,743
PennyMac Mortgage Investment Trust	57,700	1,137,844
Ready Capital Corp.	118,572	1,792,809
Redwood Trust, Inc.	79,900	948,413
TPG RE Finance Trust, Inc.	22,100	290,836
Two Harbors Investment Corp.(a)	238,400	1,528,144

		30,885,318

Multiline Retail 0.7%
Big Lots, Inc.(a)	59,100	3,404,751
Dillard’s, Inc. (Class A Stock)(a)	7,200	1,319,544

		4,724,295

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 0.7%
Black Hills Corp.(a)	50,000	$3,382,500
NorthWestern Corp.	17,100	1,060,029

		4,442,529

Oil, Gas & Consumable Fuels 6.1%
Alto Ingredients, Inc.*	100,800	534,240
Berry Corp.	334,800	1,858,140
Bonanza Creek Energy, Inc.	60,800	2,338,976
CNX Resources Corp.*(a)	242,600	2,935,460
Comstock Resources, Inc.*	350,200	2,129,216
CONSOL Energy, Inc.*	114,900	2,414,049
DHT Holdings, Inc.(a)	379,300	2,199,940
Diamondback Energy, Inc.	21,300	1,642,869
Dorian LPG Ltd.*	160,300	1,939,630
Earthstone Energy, Inc. (Class A Stock)*	102,700	1,009,541
Equitrans Midstream Corp.	352,900	2,900,838
Frontline Ltd. (Norway)(a)	283,900	2,259,844
International Seaways, Inc.(a)	130,900	2,153,305
Nordic American Tankers Ltd.(a)	201,400	525,654
Ovintiv, Inc.	185,300	4,754,798
PDC Energy, Inc.	94,300	3,729,565
Penn Virginia Corp.*	94,200	1,741,758
Teekay Tankers Ltd. (Bermuda) (Class A Stock)*(a)	57,200	723,580
World Fuel Services Corp.	89,900	3,097,954

		40,889,357

Paper & Forest Products 0.9%
Clearwater Paper Corp.*	109,200	3,220,308
Glatfelter Corp.	159,300	2,426,139

		5,646,447

Personal Products 0.6%
Edgewell Personal Care Co.	96,400	3,960,112

Pharmaceuticals 1.0%
Innoviva, Inc.*	73,800	1,046,484
Prestige Consumer Healthcare, Inc.*	70,600	3,710,030
Supernus Pharmaceuticals, Inc.*(a)	77,600	2,043,208

		6,799,722

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	21

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services 0.8%
GP Strategies Corp.*	16,800	$341,880
Kelly Services, Inc. (Class A Stock)*	186,700	4,092,464
Resources Connection, Inc.	45,000	697,050

		5,131,394

Real Estate Management & Development 1.2%
Forestar Group, Inc.*	75,900	1,553,673
Jones Lang LaSalle, Inc.*	7,700	1,713,789
RE/MAX Holdings, Inc. (Class A Stock)	7,600	260,680
Realogy Holdings Corp.*	261,800	4,639,096

		8,167,238

Road & Rail 1.1%
ArcBest Corp.	30,800	1,820,588
Covenant Logistics Group, Inc.*	163,100	3,426,731
Knight-Swift Transportation Holdings, Inc.	36,900	1,833,561
Ryder System, Inc.	4,600	350,290
Schneider National, Inc. (Class B Stock)	7,000	157,080

		7,588,250

Semiconductors & Semiconductor Equipment 0.9%
Amkor Technology, Inc.	113,800	2,804,032
Photronics, Inc.*(a)	225,700	3,017,609

		5,821,641

Software 0.5%
Xperi Holding Corp.	163,900	3,404,203

Specialty Retail 3.7%
Aaron’s Co., Inc. (The)	75,700	2,185,459
Conn’s, Inc.*	113,200	2,517,568
Container Store Group, Inc. (The)*	94,200	990,984
Genesco, Inc.*	69,300	3,981,285
Group 1 Automotive, Inc.	26,000	4,517,240
Hibbett, Inc.(a)	7,300	647,218
MarineMax, Inc.*(a)	68,500	3,684,615
ODP Corp. (The)*	100,480	4,755,718
Penske Automotive Group, Inc.	6,300	558,180
Signet Jewelers Ltd.(a)	4,000	257,360

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Sonic Automotive, Inc. (Class A Stock)	7,500	$409,125
Zumiez, Inc.*	5,100	222,615

		24,727,367

Technology Hardware, Storage & Peripherals 0.3%
Xerox Holdings Corp.	78,700	1,899,031

Textiles, Apparel & Luxury Goods 0.9%
G-III Apparel Group Ltd.*	121,300	3,622,018
Movado Group, Inc.	21,400	643,498
Vera Bradley, Inc.*	131,600	1,448,916

		5,714,432

Thrifts & Mortgage Finance 4.9%
Essent Group Ltd.	120,500	5,442,985
HomeStreet, Inc.	30,100	1,135,071
Meta Financial Group, Inc.(a)	24,500	1,217,650
Mr. Cooper Group, Inc.*(a)	129,400	4,811,092
NMI Holdings, Inc. (Class A Stock)*	41,600	916,032
Northfield Bancorp, Inc.	25,000	411,250
Northwest Bancshares, Inc.	13,700	182,347
PennyMac Financial Services, Inc.	54,415	3,422,160
Premier Financial Corp.	69,482	1,860,728
Provident Financial Services, Inc.	177,220	3,827,952
Radian Group, Inc.	231,666	5,231,018
Washington Federal, Inc.	105,600	3,407,712
WSFS Financial Corp.(a)	11,400	499,092

		32,365,089

Tobacco 0.6%
Universal Corp.	79,900	4,167,584

Trading Companies & Distributors 4.6%
Air Lease Corp.	44,000	1,863,840
Beacon Roofing Supply, Inc.*	44,200	2,363,816
Boise Cascade Co.	3,400	173,910
DXP Enterprises, Inc.*	9,400	306,910
GATX Corp.(a)	30,200	2,785,950
Rush Enterprises, Inc. (Class A Stock)	68,400	3,214,116
Textainer Group Holdings Ltd. (China)*	140,100	4,522,428
Titan Machinery, Inc.*	35,700	1,018,521
Triton International Ltd. (Bermuda)	104,100	5,495,439

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	23

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
Veritiv Corp.*	50,300	$3,082,384
WESCO International, Inc.*	52,800	5,620,560

		30,447,874

Wireless Telecommunication Services 0.9%
Telephone & Data Systems, Inc.	164,300	3,672,105
United States Cellular Corp.*	70,600	2,567,016

		6,239,121

TOTAL COMMON STOCKS (cost $516,590,549)		663,287,527

EXCHANGE-TRADED FUND 0.3%
iShares Russell 2000 Value ETF(a) (cost $2,265,252)	13,700	2,191,452

TOTAL LONG-TERM INVESTMENTS (cost $518,855,801)		665,478,979

SHORT-TERM INVESTMENTS 9.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,292,143	2,292,143
PGIM Institutional Money Market Fund (cost $63,687,745; includes $63,676,517 of cash collateral for securities on loan)(b)(wa)	63,763,597	63,725,339

TOTAL SHORT-TERM INVESTMENTS (cost $65,979,888)		66,017,482

TOTAL INVESTMENTS 109.7% (cost $584,835,689)		731,496,461
Liabilities in excess of other assets (9.7)%		(64,439,726)

NET ASSETS 100.0%		$667,056,735

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.

See Notes to Financial Statements.

24

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,946,182; cash collateral of $63,676,517 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$155,740	$—	$—
Air Freight & Logistics	6,242,012	—	—
Airlines	4,320,003	—	—
Auto Components	4,959,249	—	—
Banks	122,279,499	—	—
Biotechnology	10,130,038	—	—
Building Products	498,410	—	—
Capital Markets	6,234,056	—	—
Chemicals	8,821,728	—	—
Commercial Services & Supplies	15,245,360	—	—
Communications Equipment	4,159,705	—	—
Construction & Engineering	6,176,537	—	—
Consumer Finance	20,670,040	—	—
Diversified Consumer Services	11,016,265	—	—
Diversified Financial Services	738,304	—	—
Diversified Telecommunication Services	1,211,944	—	—
Electric Utilities	669,396	—	—
Electrical Equipment	296,718	—	—
Electronic Equipment, Instruments & Components	18,176,370	—	—
Energy Equipment & Services	2,808,448	—	—
Entertainment	2,635,824	—	—
Equity Real Estate Investment Trusts (REITs)	47,840,738	—	—
Food & Staples Retailing	17,178,076	—	—

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	25

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Food Products	$8,599,049	$—	$—
Gas Utilities	15,681,894	—	—
Health Care Equipment & Supplies	588,350	—	—
Health Care Providers & Services	7,089,586	—	—
Health Care Technology	363,055	—	—
Hotels, Restaurants & Leisure	1,249,820	—	—
Household Durables	38,148,512	—	—
Insurance	16,230,691	—	—
Interactive Media & Services	2,329,024	—	—
Internet & Direct Marketing Retail	1,025,890	—	—
IT Services	288,212	—	—
Machinery	229,811	—	—
Marine	4,065,000	—	—
Media	11,786,047	—	—
Metals & Mining	10,127,122	—	—
Mortgage Real Estate Investment Trusts (REITs)	30,885,318	—	—
Multiline Retail	4,724,295	—	—
Multi-Utilities	4,442,529	—	—
Oil, Gas & Consumable Fuels	40,889,357	—	—
Paper & Forest Products	5,646,447	—	—
Personal Products	3,960,112	—	—
Pharmaceuticals	6,799,722	—	—
Professional Services	5,131,394	—	—
Real Estate Management & Development	8,167,238	—	—
Road & Rail	7,588,250	—	—
Semiconductors & Semiconductor Equipment	5,821,641	—	—
Software	3,404,203	—	—
Specialty Retail	24,727,367	—	—
Technology Hardware, Storage & Peripherals	1,899,031	—	—
Textiles, Apparel & Luxury Goods	5,714,432	—	—
Thrifts & Mortgage Finance	32,365,089	—	—
Tobacco	4,167,584	—	—
Trading Companies & Distributors	30,447,874	—	—
Wireless Telecommunication Services	6,239,121	—	—
Exchange-Traded Fund	2,191,452	—	—
Short-Term Investments
Affiliated Mutual Funds	66,017,482	—	—

Total	$731,496,461	$—	$—

See Notes to Financial Statements.

26

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Banks	18.3%
Affiliated Mutual Funds (9.5% represents investments purchased with collateral from securities on loan)	9.9
Equity Real Estate Investment Trusts (REITs)	7.2
Oil, Gas & Consumable Fuels	6.1
Household Durables	5.7
Thrifts & Mortgage Finance	4.9
Mortgage Real Estate Investment Trusts (REITs)	4.6
Trading Companies & Distributors	4.6
Specialty Retail	3.7
Consumer Finance	3.1
Electronic Equipment, Instruments & Components	2.7
Food & Staples Retailing	2.6
Insurance	2.4
Gas Utilities	2.4
Commercial Services & Supplies	2.3
Media	1.8
Diversified Consumer Services	1.7
Biotechnology	1.5
Metals & Mining	1.5
Chemicals	1.3
Food Products	1.3
Real Estate Management & Development	1.2
Road & Rail	1.1
Health Care Providers & Services	1.1
Pharmaceuticals	1.0
Air Freight & Logistics	0.9
Wireless Telecommunication Services	0.9
Capital Markets	0.9
Construction & Engineering	0.9
Semiconductors & Semiconductor Equipment	0.9
Textiles, Apparel & Luxury Goods	0.9
Paper & Forest Products	0.9
Professional Services	0.8

Auto Components	0.7%
Multiline Retail	0.7
Multi-Utilities	0.7
Airlines	0.7
Tobacco	0.6
Communications Equipment	0.6
Marine	0.6
Personal Products	0.6
Software	0.5
Energy Equipment & Services	0.4
Entertainment	0.4
Interactive Media & Services	0.4
Technology Hardware, Storage & Peripherals	0.3
Exchange-Traded Fund	0.3
Hotels, Restaurants & Leisure	0.2
Diversified Telecommunication Services	0.2
Internet & Direct Marketing Retail	0.2
Diversified Financial Services	0.1
Electric Utilities	0.1
Health Care Equipment & Supplies	0.1
Building Products	0.1
Health Care Technology	0.1
Electrical Equipment	0.0	*
IT Services	0.0	*
Machinery	0.0	*
Aerospace & Defense	0.0	*

	109.7
Liabilities in excess of other assets	(9.7)

	100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	27

Schedule of Investments (continued)

as of July 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$61,946,182	$(61,946,182)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $61,946,182:
Unaffiliated investments (cost $518,855,801)	$665,478,979
Affiliated investments (cost $65,979,888)	66,017,482
Receivable for Fund shares sold	925,220
Dividends receivable	542,946
Prepaid expenses	4,510

Total Assets	732,969,137

Liabilities
Payable to broker for collateral for securities on loan	63,676,517
Payable for Fund shares purchased	1,429,034
Management fee payable	348,920
Accrued expenses and other liabilities	314,311
Distribution fee payable	86,844
Affiliated transfer agent fee payable	55,492
Trustees’ fees payable	1,284

Total Liabilities	65,912,402

Net Assets	$667,056,735

Net assets were comprised of:
Shares of beneficial interest, at par	$32,316
Paid-in capital in excess of par	575,787,896
Total distributable earnings (loss)	91,236,523

Net assets, July 31, 2021	$667,056,735

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	29

Statement of Assets and Liabilities

as of July 31, 2021

Class A
Net asset value, redemption price per share, ($123,222,530 ÷ 5,954,135 shares of beneficial interest issued and outstanding)	$20.70
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price to public	$21.90

Class C
Net asset value, offering price and redemption price per share, ($3,138,384 ÷ 152,119 shares of beneficial interest issued and outstanding)	$20.63

Class R
Net asset value, offering price and redemption price per share, ($135,980,762 ÷ 6,675,777 shares of beneficial interest issued and outstanding)	$20.37

Class Z
Net asset value, offering price and redemption price per share, ($177,807,865 ÷ 8,589,769 shares of beneficial interest issued and outstanding)	$20.70

Class R2
Net asset value, offering price and redemption price per share, ($156,536 ÷ 7,579 shares of beneficial interest issued and outstanding)	$20.65

Class R4
Net asset value, offering price and redemption price per share, ($245,025 ÷ 11,833 shares of beneficial interest issued and outstanding)	$20.71

Class R6
Net asset value, offering price and redemption price per share, ($226,505,633 ÷ 10,925,278 shares of beneficial interest issued and outstanding)	$20.73

See Notes to Financial Statements.

30

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,532 foreign withholding tax)	$12,375,898
Income from securities lending, net (including affiliated income of $100,976)	1,531,245
Affiliated dividend income	4,177

Total income	13,911,320

Expenses
Management fee	3,944,982
Distribution fee(a)	1,409,497
Shareholder servicing fees(a)	311
Transfer agent’s fees and expenses (including affiliated expense of $305,769)(a)	656,530
Registration fees(a)	91,750
Custodian and accounting fees	81,581
Shareholders’ reports	47,066
Legal fees and expenses	33,678
Audit fee	30,105
Trustees’ fees	17,697
Miscellaneous	112,739

Total expenses	6,425,936
Less: Fee waiver and/or expense reimbursement(a)	(60,269)
Distribution fee waiver(a)	(395,295)

Net expenses	5,970,372

Net investment income (loss)	7,940,948

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $10,142)	81,548,460
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(64,663))	284,731,385

Net gain (loss) on investment transactions	366,279,845

Net Increase (Decrease) In Net Assets Resulting From Operations	$374,220,793

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	310,780	67,744	1,030,494	—	479	—	—
Shareholder servicing fees	—	—	—	—	149	162	—
Transfer agent’s fees and expenses	212,967	28,846	180,706	230,557	389	308	2,757
Registration fees	16,102	8,724	11,080	24,640	7,774	7,774	15,656
Fee waiver and/or expense reimbursement	(10,359)	(677)	(13,740)	(19,963)	(7,849)	(7,681)	—
Distribution fee waiver	(51,797)	—	(343,498)	—	—	—	—

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	31

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,940,948	$13,262,155
Net realized gain (loss) on investment transactions	81,548,460	(128,850,845)
Net change in unrealized appreciation (depreciation) on investments	284,731,385	(94,827,211)

Net increase (decrease) in net assets resulting from operations	374,220,793	(210,415,901)

Dividends and Distributions
Distributions from distributable earnings
Class A	(966,537)	(5,992,876)
Class C	(11,867)	(469,895)
Class R	(1,439,536)	(6,576,700)
Class Z	(2,482,289)	(20,502,176)
Class R2	(1,100)	(18,357)
Class R4	(116)	(74,887)
Class R6	(2,812,197)	(18,877,072)

	(7,713,642)	(52,511,963)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	287,011,046	217,585,808
Net asset value of shares issued in reinvestment of dividends and distributions	6,394,370	49,169,832
Cost of shares purchased	(526,508,262)	(710,576,365)

Net increase (decrease) in net assets from Fund share transactions	(233,102,846)	(443,820,725)

Total increase (decrease)	133,404,305	(706,748,589)

Net Assets:
Beginning of year	533,652,430	1,240,401,019

End of year	$667,056,735	$533,652,430

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.39	$16.46	$20.95	$21.32	$18.16
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.18	0.23	0.26	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.31	(4.35)	(3.17)	2.04	3.25
Total from investment operations	9.47	(4.17)	(2.94)	2.30	3.51
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.48)	(0.28)	(0.31)	(0.30)
Distributions from net realized gains	-	(0.42)	(1.27)	(2.36)	(0.05)
Total dividends and distributions	(0.16)	(0.90)	(1.55)	(2.67)	(0.35)
Net asset value, end of year	$20.70	$11.39	$16.46	$20.95	$21.32
Total Return(b):	83.49%	(27.01)%	(13.47)%	11.31%	19.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$123,223	$71,928	$116,090	$136,533	$132,512
Average net assets (000)	$103,593	$92,527	$118,685	$133,270	$129,902
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.15%	1.07%	1.02%	0.96%
Expenses before waivers and/or expense reimbursement	1.17%	1.21%	1.13%	1.08%	1.02%
Net investment income (loss)	0.95%	1.31%	1.31%	1.27%	1.27%
Portfolio turnover rate(e)	63%	53%	80%	70%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	33

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$ 11.39	$16.48	$20.95	$21.32	$18.18
Income (loss) from investment operations:
Net investment income (loss)	- (b)	0.05	0.12	0.10	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.27	(4.40)	(3.20)	2.03	3.26
Total from investment operations	9.27	(4.35)	(3.08)	2.13	3.36
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.32)	(0.12)	(0.14)	(0.17)
Distributions from net realized gains	-	(0.42)	(1.27)	(2.36)	(0.05)
Total dividends and distributions	(0.03)	(0.74)	(1.39)	(2.50)	(0.22)
Net asset value, end of year	$ 20.63	$11.39	$16.48	$20.95	$21.32
Total Return(c):	81.41%	(27.80)%	(14.22)%	10.44%	18.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$ 3,138	$5,782	$11,269	$36,638	$40,476
Average net assets (000)	$ 6,774	$8,456	$24,635	$38,734	$41,745
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.19%	2.22%	1.92%	1.81%	1.71%
Expenses before waivers and/or expense reimbursement	2.20%	2.23%	1.93%	1.82%	1.72%
Net investment income (loss)	0.01%	0.35%	0.66%	0.49%	0.49%
Portfolio turnover rate(f)	63%	53%	80%	70%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.23	$16.23	$20.66	$21.06	$17.95
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.20	0.21	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.15	(4.24)	(3.13)	2.01	3.21
Total from investment operations	9.29	(4.13)	(2.93)	2.22	3.42
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.45)	(0.23)	(0.26)	(0.26)
Distributions from net realized gains	-	(0.42)	(1.27)	(2.36)	(0.05)
Total dividends and distributions	(0.15)	(0.87)	(1.50)	(2.62)	(0.31)
Net asset value, end of year	$20.37	$11.23	$16.23	$20.66	$21.06
Total Return(b):	83.14%	(27.08)%	(13.63)%	11.05%	19.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$135,981	$110,953	$139,136	$162,502	$164,019
Average net assets (000)	$137,399	$116,334	$143,139	$165,270	$159,240
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.28%	1.31%	1.27%	1.26%	1.21%
Expenses before waivers and/or expense reimbursement	1.54%	1.57%	1.53%	1.52%	1.47%
Net investment income (loss)	0.88%	0.82%	1.16%	1.04%	1.03%
Portfolio turnover rate(e)	63%	53%	80%	70%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	35

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.40	$16.46	$20.95	$21.32	$18.14
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.29	0.30	0.34	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.29	(4.38)	(3.18)	2.02	3.27
Total from investment operations	9.52	(4.09)	(2.88)	2.36	3.58
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.55)	(0.34)	(0.37)	(0.35)
Distributions from net realized gains	-	(0.42)	(1.27)	(2.36)	(0.05)
Total dividends and distributions	(0.22)	(0.97)	(1.61)	(2.73)	(0.40)
Net asset value, end of year	$20.70	$11.40	$16.46	$20.95	$21.32
Total Return(b):	84.07%	(26.66)%	(13.11)%	11.65%	19.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$177,808	$150,272	$622,093	$824,748	$981,061
Average net assets (000)	$199,626	$307,558	$698,954	$862,416	$940,720
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.77%	0.73%	0.69%	0.69%	0.71%
Expenses before waivers and/or expense reimbursement	0.78%	0.74%	0.70%	0.70%	0.72%
Net investment income (loss)	1.34%	2.05%	1.72%	1.62%	1.51%
Portfolio turnover rate(e)	63%	53%	80%	70%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R2 Shares
	Year Ended July 31,			December 28, 2017(a) through July 31, 2018

	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.38	$16.43	$20.91	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.23	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.25	(4.32)	(3.18)	0.38
Total from investment operations	9.44	(4.15)	(2.95)	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.48)	(0.26)	-
Distributions from net realized gains	-	(0.42)	(1.27)	-
Total dividends and distributions	(0.17)	(0.90)	(1.53)	-
Net asset value, end of period	$20.65	$11.38	$16.43	$20.91
Total Return(c):	83.38%	(26.96)%	(13.54)%	2.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$157	$292	$375	$18
Average net assets (000)	$192	$302	$184	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.15%	1.14%	1.14	%(e)
Expenses before waivers and/or expense reimbursement	5.24%	6.28%	8.15%	187.96	%(e)
Net investment income (loss)	1.21%	1.26%	1.35%	0.72	%(e)
Portfolio turnover rate(f)	63%	53%	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	37

Financial Highlights (continued)

Class R4 Shares
	Year Ended July 31,			December 28, 2017(a) through July 31, 2018

	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.40	$16.46	$20.94	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.16	0.27	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.20	(4.28)	(3.18)	0.39
Total from investment operations	9.51	(4.12)	(2.91)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.52)	(0.30)	-
Distributions from net realized gains	-	(0.42)	(1.27)	-
Total dividends and distributions	(0.20)	(0.94)	(1.57)	-
Net asset value, end of period	$20.71	$11.40	$16.46	$20.94
Total Return(c):	83.98%	(26.80)%	(13.31)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (000)	$245	$927	$9	$10
Average net assets (000)	$237	$918	$9	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89%	0.89	%(e)
Expenses before waivers and/or expense reimbursement	4.13%	2.60%	140.80%	270.32	%(e)
Net investment income (loss)	2.21%	1.16%	1.51%	0.95	%(e)
Portfolio turnover rate(f)	63%	53%	80%	70%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.41	$16.47	$20.97	$21.34	$18.15
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.31	0.34	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.31	(4.33)	(3.19)	2.04	3.28
Total from investment operations	9.55	(4.08)	(2.88)	2.38	3.60
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.56)	(0.35)	(0.39)	(0.36)
Distributions from net realized gains	-	(0.42)	(1.27)	(2.36)	(0.05)
Total dividends and distributions	(0.23)	(0.98)	(1.62)	(2.75)	(0.41)
Net asset value, end of year	$20.73	$11.41	$16.47	$20.97	$21.34
Total Return(b):	84.26%	(26.60)%	(13.09)%	11.72%	19.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$226,506	$193,499	$351,429	$414,892	$268,695
Average net assets (000)	$209,675	$259,226	$372,557	$361,244	$263,763
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.66%	0.67%	0.63%	0.63%	0.64%
Expenses before waivers and/or expense reimbursement	0.66%	0.67%	0.63%	0.63%	0.64%
Net investment income (loss)	1.46%	1.83%	1.78%	1.64%	1.58%
Portfolio turnover rate(e)	63%	53%	80%	70%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	39

Notes to Financial Statements

1.   Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM QMA Small-Cap Value Fund (the “Fund”).

The investment objective of the Fund is above average capital appreciation.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

40

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

PGIM QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

42

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA” or the “Subadviser” ). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% average daily net assets up to $2 billion and 0.575% of the Fund’s average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended July 31, 2021.

PGIM QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

The Manager has contractually agreed, through November 30, 2022, to waive and/or reimburse up to 0.01% of fees and expenses from the Fund to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily assets on an annualized basis. Separately, the Manager has contractually agreed, through November 30, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.14% of average daily net assets for Class R2 shares or 0.89% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through November 30, 2022 to reduce such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of

44

such Class R2 and Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended July 31, 2021, PIMS received $96,618 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2021, PIMS received $93 and $326 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $400,633,900 and $629,219,439, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

PGIM QMA Small-Cap Value Fund	45

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$2,427,601	$165,084,663	$165,220,121	$—	$—	$2,292,143	2,292,143	$4,177

PGIM Institutional Money Market Fund (1)(b)(wa)
116,399,537	558,875,578	611,495,255	(64,663)	10,142	63,725,339	63,763,597	100,976(2)

$118,827,138	$723,960,241	$776,715,376	$(64,663)	$10,142	$66,017,482		$105,153

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.  Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

The tax character of distributions paid during the tax year ended October 31, 2020 were $29,525,841 of ordinary income and $22,986,122 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2019 were $63,821,630 of ordinary income and $52,105,129 of long-term capital gains.

As of the latest tax year ended October 31, 2020, the accumulated undistributed earnings on a tax basis was $5,499,719 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$600,426,392	$163,353,253	$(32,283,184)	$131,070,069

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

46

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $130,723,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four tax years up to the most recent tax year ended October 31, 2020 are subject to such review.

7.  Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,120	0.1%
Class R	6,319,110	94.7%
Class Z	494,176	5.8%
Class R2	574	7.6%
Class R4	578	4.9%

PGIM QMA Small-Cap Value Fund	47

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	19.2%	4	52.3%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2021:
Shares sold	865,484	$16,990,636
Shares issued in reinvestment of dividends and distributions	59,100	947,377
Shares purchased	(1,282,170)	(22,233,334)

Net increase (decrease) in shares outstanding before conversion	(357,586)	(4,295,321)
Shares issued upon conversion from other share class(es)	30,481	576,013
Shares purchased upon conversion into other share class(es)	(31,354)	(546,239)

Net increase (decrease) in shares outstanding	(358,459)	$(4,265,547)

Year ended July 31, 2020:
Shares sold	519,299	$6,794,850
Shares issued in reinvestment of dividends and distributions	356,043	5,860,476
Shares purchased	(1,585,551)	(22,188,415)

Net increase (decrease) in shares outstanding before conversion	(710,209)	(9,533,089)
Shares issued upon conversion from other share class(es)	47,342	571,089
Shares purchased upon conversion into other share class(es)	(75,514)	(1,096,851)

Net increase (decrease) in shares outstanding	(738,381)	$(10,058,851)

Class C
Year ended July 31, 2021:
Shares sold	78,503	$1,398,729
Shares issued in reinvestment of dividends and distributions	736	11,845
Shares purchased	(411,384)	(8,226,935)

Net increase (decrease) in shares outstanding before conversion	(332,145)	(6,816,361)
Shares purchased upon conversion into other share class(es)	(23,302)	(428,567)

Net increase (decrease) in shares outstanding	(355,447)	$(7,244,928)

Year ended July 31, 2020:
Shares sold	94,815	$1,184,835
Shares issued in reinvestment of dividends and distributions	28,079	465,265
Shares purchased	(268,417)	(3,737,937)

Net increase (decrease) in shares outstanding before conversion	(145,523)	(2,087,837)
Shares purchased upon conversion into other share class(es)	(30,675)	(390,781)

Net increase (decrease) in shares outstanding	(176,198)	$(2,478,618)

48

Class R	Shares	Amount
Year ended July 31, 2021:
Shares sold	589,485	$9,083,652
Shares issued in reinvestment of dividends and distributions	91,168	1,439,536
Shares purchased	(3,886,798)	(66,117,436)

Net increase (decrease) in shares outstanding	(3,206,145)	$(55,594,248)

Year ended July 31, 2020:
Shares sold	3,788,298	$33,178,840
Shares issued in reinvestment of dividends and distributions	405,219	6,576,700
Shares purchased	(2,883,667)	(38,455,582)

Net increase (decrease) in shares outstanding	1,309,850	$1,299,958

Class Z
Year ended July 31, 2021:
Shares sold	9,725,201	$176,554,032
Shares issued in reinvestment of dividends and distributions	154,462	2,471,389
Shares purchased	(12,731,702)	(216,045,265)

Net increase (decrease) in shares outstanding before conversion	(2,852,039)	(37,019,844)
Shares issued upon conversion from other share class(es)	34,156	597,321
Shares purchased upon conversion into other share class(es)	(1,776,286)	(37,668,057)

Net increase (decrease) in shares outstanding	(4,594,169)	$(74,090,580)

Year ended July 31, 2020:
Shares sold	6,055,480	$74,306,981
Shares issued in reinvestment of dividends and distributions	1,243,687	20,421,344
Shares purchased	(28,441,606)	(411,146,356)

Net increase (decrease) in shares outstanding before conversion	(21,142,439)	(316,418,031)
Shares issued upon conversion from other share class(es)	81,589	1,183,377
Shares purchased upon conversion into other share class(es)	(3,555,202)	(60,940,151)

Net increase (decrease) in shares outstanding	(24,616,052)	$(376,174,805)

Class R2
Year ended July 31, 2021:
Shares sold	2,204	$35,877
Shares issued in reinvestment of dividends and distributions	69	1,100
Shares purchased	(20,350)	(300,727)

Net increase (decrease) in shares outstanding	(18,077)	$(263,750)

Year ended July 31, 2020:
Shares sold	8,198	$94,892
Shares issued in reinvestment of dividends and distributions	1,117	18,357
Shares purchased	(6,486)	(89,962)

Net increase (decrease) in shares outstanding	2,829	$23,287

Class R4
Year ended July 31, 2021:
Shares sold	12,236	$239,111
Shares issued in reinvestment of dividends and distributions	7	116
Shares purchased	(81,686)	(964,404)

Net increase (decrease) in shares outstanding	(69,443)	$(725,177)

Year ended July 31, 2020:
Shares sold	91,497	$1,442,769
Shares issued in reinvestment of dividends and distributions	4,555	74,887
Shares purchased	(15,316)	(164,493)

Net increase (decrease) in shares outstanding	80,736	$1,353,163

PGIM QMA Small-Cap Value Fund	49

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	4,665,355	$82,709,009
Shares issued in reinvestment of dividends and distributions	95,129	1,523,007
Shares purchased	(12,561,522)	(212,620,161)

Net increase (decrease) in shares outstanding before conversion	(7,801,038)	(128,388,145)
Shares issued upon conversion from other share class(es)	1,766,401	37,512,393
Shares purchased upon conversion into other share class(es)	(2,171)	(42,864)

Net increase (decrease) in shares outstanding	(6,036,808)	$(90,918,616)

Year ended July 31, 2020:
Shares sold	8,423,977	$100,582,641
Shares issued in reinvestment of dividends and distributions	958,783	15,752,803
Shares purchased	(17,282,074)	(234,793,620)

Net increase (decrease) in shares outstanding before conversion	(7,899,314)	(118,458,176)
Shares issued upon conversion from other share class(es)	3,528,413	60,673,317

Net increase (decrease) in shares outstanding	(4,370,901)	$(57,784,859)

8.  Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

50

The Fund utilized the SCA during the year ended July 31, 2021. The average daily balance for the 85 days that the Fund had loans outstanding during the period was approximately $5,961,741, borrowed at a weighted average interest rate of 1.41%. The maximum loan outstanding amount during the period was $25,676,000. At July 31, 2021, the Fund did not have an outstanding loan amount.

9.  Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

PGIM QMA Small-Cap Value Fund	51

Notes to Financial Statements (continued)

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative

52

investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.  Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities

PGIM QMA Small-Cap Value Fund	53

Notes to Financial Statements (continued)

to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.  Subsequent Event

Effective September 28, 2021, QMA LLC will be changing its name to PGIM Quantitative Solutions LLC. Effective December 29, 2021, the Fund’s name will change from PGIM QMA Small-Cap Value Fund to PGIM Quant Solutions Small-Cap Value Fund.

54

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM QMA Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Small-Cap Value Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM QMA Small-Cap Value Fund	55

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM QMA Small-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019
Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Small-Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as

[1]	PGIM QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

The Board considered PGIM Investments’ assertions that the Fund’s underperformance was primarily driven by the magnitude of the Fund’s bias toward the value style factor; and that the value style factor underperformed the broader

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market, which was further exacerbated due to the economic uncertainty surrounding the COVID-19 crisis, as investors linked value stocks to the outlook of a post-pandemic recovery.

•

The Board considered PGIM Investments’ assertions that the value style factor meaningfully recovered in the fourth quarter of 2020, resulting in the Fund posting strong results versus its benchmark and peers; and that relative returns are expected to continue to improve as markets normalize. In this regard, the Board also considered that the Fund outperformed its benchmark index and peer group for the fourth quarter of 2020 and first quarter of 2021 (ranking in the 12th and 8th percentiles, respectively) and outperformed its benchmark index and peer group for the one-year period ended March 31, 2021.

•

The Board further considered PGIM Investments’ assertion that while the current market environment has been extremely challenging to the Fund’s investment style, it is encouraged by QMA’s track record before the current market environment and during periods where the Fund’s value style factor exposure has delivered outsized gains. The Board noted that PGIM Investments views the recent performance challenges as temporary and agreed to continue to monitor the performance of the Fund.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2021.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreements (continued)

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Small-Cap Value Fund PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX
CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

MF232E

PGIM CORE BOND FUND

ANNUAL REPORT

JULY 31, 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 15, 2021

PGIM Core Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	-3.09	2.46	N/A	2.82 (02/17/2015)
(without sales charges)	0.17	3.14	N/A	3.35 (02/17/2015)
Class C
(with sales charges)	-1.69	2.36	N/A	2.57 (02/17/2015)
(without sales charges)	-0.71	2.36	N/A	2.57 (02/17/2015)
Class R
(without sales charges)	-0.22	2.85	N/A	3.08 (02/17/2015)
Class Z
(without sales charges)	0.41	3.44	3.11	—
Class R6
(without sales charges)	0.42	3.48	N/A	3.67 (02/17/2015)
Bloomberg US Aggregate Bond Index
	-0.70	3.13	3.35	—

Average Annual Total Returns as of 7/31/21 Since Inception (%)
Class A, Class C, Class R, Class R6 (02/17/2015)

Bloomberg US Aggregate Bond Index	3.26

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2011) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6 shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Core Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.27	1.09	1.04
Class C	0.18	0.33	0.51
Class R	0.24	0.82	122.54
Class Z	0.30	1.44	1.27
Class R6	0.30	1.45	1.39

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*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/21 (%)
AAA	58.4
AA	6.4
A	14.8
BBB	16.3
BB	0.4
NR	2.6
Cash/Cash Equivalents	1.1
Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Core Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares returned 0.41% in the 12-month reporting period that ended July 31, 2021, outperforming the -0.70% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies responded to the unprecedented monetary and fiscal stimulus programs. The rollout of vaccines, President Biden’s $1.9 trillion stimulus package, a $900 billion aid bill, and anticipation of the Biden administration’s infrastructure bill fueled growth expectations in late 2020 and early 2021. Shifts in the prospects for growth and inflation kicked off a massive “reflation trade” in bond markets, which propelled yields higher during the first quarter of 2021.

•

Although yields for short-term Treasuries remained well anchored by the Federal Reserve’s (the Fed’s) commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply in the first quarter of 2021, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% on March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second quarter of 2021, escaping the sell-offs observed earlier in the year, with lower long-dated yields and higher front-end rates forming a substantially flatter Treasury yield curve by the end of the period. Instead of pushing up the yield curve, the Fed’s turn toward tapering near the end of the second quarter led to a decline in long-term Treasury yields, as investors assumed a more hawkish Fed would simply mean a lower path for rates over the long run.

•

Following the volatility of the first quarter of 2021, the US 10-year and 30-year Treasury yields ended the period at 1.18% and 1.90%, respectively. Meanwhile, the yield on the 2-year Treasury note ended the period at 0.19%, a rise of four basis points (bps) over the period. (One basis point equals 0.01%.)

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. The US investment grade corporate market performed well, with spreads tightening to near-historic levels in the second quarter of 2021, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) spreads tightened on the back of ongoing Fed buying and bank purchases.

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What worked?

•

Overall sector allocation and security selection both contributed to the Fund’s performance during the reporting period. Within sector allocation, positioning in CMBS, collateralized loan obligations, investment grade corporates, asset-backed securities (ABS), high yield, and municipal bonds all contributed.

•	Within security selection, positions in investment grade corporates, non-agency MBS, emerging markets, ABS, and MBS were the largest contributors to performance.

•	Within credit, positioning in foreign non-corporates, midstream and upstream energy, technology, and telecom contributed to results.

•	In individual security selection, the Fund benefited from overweights to Petroleos Mexicanos (foreign non-corporate), ONEOK Inc. (midstream energy), and JPMorgan Chase & Co. (banking).

What didn’t work?

•

The Fund’s yield curve flattening bias and long duration positioning detracted from performance during the reporting period as rates sold off and the curve steepened. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates. Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	While overall sector allocation was positive, positioning in emerging markets and agencies was modestly negative.

•	While overall security selection was positive, selection within CMBS and Treasuries detracted from returns.

•	Within credit, selection within the electric utilities, finance companies, and capital goods industries detracted from performance.

•

In individual security selection, the Fund’s underweight positioning in General Electric Co. (capital goods) and Mexico, along with an overweight in Kansas City Southern (railroads), detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

•

In considering the composition of the Treasury curve, PGIM Fixed Income believes the repricing of forward rates and inflation expectations in various parts of the curve will likely continue. Even when accounting for the recent change in policy messaging, the hurdle for the Fed to raise rates remains high, and officials will likely wait to observe whether the inflation pressure is transitory.

PGIM Core Bond Fund	9

Strategy and Performance Overview

(continued)

•

The US saw a marked acceleration in inflation through the first half of 2021. Part of the increase came from “base effects,” but the lion’s share of the gains reflected surprisingly vigorous price increases. (Base effect is the distortion in a monthly inflation figure that results from abnormally high or low levels of inflation a year earlier. In this case, inflation was low a year ago.) Recent developments suggest that inflation will likely continue to run somewhat hot through the months ahead. However, PGIM Fixed Income believes inflation could slowly abate toward the end of the year and early next year, as many of the structural factors that drove soft inflation during much of the past decade remain firmly in place.

•

To date, developed markets’ central banks have felt comfortable looking through recent price pressures and have kept rates on hold. While maintaining a baseline view that the current bout of inflation will be “transitory,” the Fed at its June meeting recognized that the upside risks to inflation have increased. Even so, PGIM Fixed Income expects monetary policy to remain highly stimulative through at least this year and much of next year.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight structured products (CMBS), investment grade corporates, and municipal bonds. The Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

•

While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. The combination of high cash balances and low money market rates is likely to continue pushing investors out on the risk spectrum in a search for yield. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread-tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. While agency CMBS have benefited from strong bank demand and Fed support, a change in that dynamic—particularly from the Fed—could contribute some widening pressure on spreads.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Core Bond Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,002.60	0.67%	$3.33
	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

Class C	Actual	$1,000.00	$ 997.80	1.45%	$7.18
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25

Class R	Actual	$1,000.00	$1,000.20	0.95%	$4.71
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

Class Z	Actual	$1,000.00	$1,003.30	0.33%	$1.64
	Hypothetical	$1,000.00	$1,023.16	0.33%	$1.66

Class R6	Actual	$1,000.00	$1,003.40	0.32%	$1.59
	Hypothetical	$1,000.00	$1,023.21	0.32%	$1.61

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.0%

ASSET-BACKED SECURITIES 19.0%

Automobiles 4.5%
AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class B	3.130%	02/18/25	300	$305,403
Series 2019-01, Class C	3.360	02/18/25	400	413,956
Series 2019-02, Class C	2.740	04/18/25	700	721,245
Series 2019-03, Class C	2.320	07/18/25	1,700	1,751,579
Series 2020-01, Class B	1.480	01/21/25	1,400	1,421,457
Series 2020-02, Class C	1.480	02/18/26	400	406,264
Series 2020-03, Class C	1.060	08/18/26	800	808,129
Series 2021-02, Class C	1.010	01/19/27	1,300	1,301,379
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-01A, Class A, 144A	3.700	09/20/24	1,100	1,167,420
Series 2018-02A, Class A, 144A	4.000	03/20/25	500	540,070
Series 2019-02A, Class A, 144A	3.350	09/22/25	1,100	1,182,541
Series 2019-03A, Class A, 144A	2.360	03/20/26	1,700	1,781,403
Series 2020-01A, Class A, 144A	2.330	08/20/26	1,200	1,260,407
Series 2021-01A, Class A, 144A	1.380	08/20/27	3,200	3,208,436
CarMax Auto Owner Trust,
Series 2021-02, Class C	1.340	02/16/27	1,100	1,105,273
Drive Auto Receivables Trust,
Series 2019-03, Class B	2.650	02/15/24	181	181,941
Series 2020-02, Class B	1.420	03/17/25	600	605,379
Series 2021-01, Class B	0.650	07/15/25	1,000	1,003,217
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A	3.190	07/15/31	2,000	2,163,239
Series 2019-01, Class A, 144A	3.520	07/15/30	3,400	3,646,974
Series 2020-01, Class A, 144A	2.040	08/15/31	3,300	3,445,020
Series 2020-02, Class A, 144A	1.060	04/15/33	3,800	3,816,696
Series 2021-01, Class B, 144A	1.610	10/17/33	630	636,215
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A	1.060	09/15/27	2,800	2,811,342
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C	3.620	06/17/24	200	207,111
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27	1,900	1,924,758
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A	1.210	12/26/25	2,200	2,214,642
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A	3.430	12/16/24	404	405,013
Series 2019-01A, Class A, 144A	3.630	09/14/27	4,100	4,430,301
Santander Drive Auto Receivables Trust,
Series 2019-02, Class C	2.900	10/15/24	1,300	1,314,907

See Notes to Financial Statements.

PGIM Core Bond Fund	13

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
Santander Drive Auto Receivables Trust, (cont’d.)
Series 2019-03, Class B	2.280%	09/15/23	256	$256,329
Series 2019-03, Class C	2.490	10/15/25	800	807,855
Series 2020-02, Class C	1.460	09/15/25	600	606,407
Series 2020-03, Class C	1.120	01/15/26	2,100	2,117,634
Series 2020-04, Class C	1.010	01/15/26	1,400	1,410,248
Series 2021-01, Class C	0.750	02/17/26	2,700	2,700,954
Series 2021-02, Class C	0.900	06/15/26	2,200	2,206,303
Series 2021-02, Class D	1.350	07/15/27	2,800	2,822,051
Series 2021-03, Class C	0.950	09/15/27	2,900	2,904,991
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A	1.350	05/25/33	1,000	1,022,523
World Omni Select Auto Trust,
Series 2019-A, Class B	2.170	12/15/25	1,675	1,704,224
Series 2019-A, Class C	2.380	12/15/25	300	308,239

				65,049,475

Collateralized Loan Obligations 12.2%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.485(c)	10/25/32	2,000	2,003,995
Allegro CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.524(c)	01/19/33	5,000	5,013,570
Anchorage Capital Clo Ltd. (Cayman Islands),
Series 2021-17A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.320(c)	07/15/34	6,500	6,476,192
Apres Static CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)	1.196(c)	10/15/28	6,130	6,126,412
Ares CLO Ltd. (Cayman Islands),
Series 2020-56A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.405(c)	10/25/31	3,000	3,000,727
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.406(c)	07/15/29	250	250,000
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)	0.968(c)	04/22/27	2,702	2,702,934
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.334(c)	07/20/34	3,100	3,088,622

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.416%(c)	10/15/33	5,000	$5,001,685
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.174(c)	07/17/28	463	462,719
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.204(c)	07/18/30	1,000	1,000,001
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.275(c)	04/24/34	5,500	5,490,675
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.376(c)	10/15/30	500	500,187
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.466(c)	10/15/32	1,250	1,250,715
Carlyle Global Market Strategies (Cayman Islands),
Series 2021-05A, Class A1, 144A	0.000(cc)	07/20/34	7,000	6,974,507
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.454(c)	01/20/32	1,500	1,500,005
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.154(c)	04/20/31	1,000	997,438
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.494(c)	10/20/32	4,000	4,002,165
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.314(c)	07/20/34	8,500	8,503,332
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.334(c)	10/17/31	1,000	1,000,113
Series 2021-05A, Class A, 144A	0.000(cc)	07/15/34	2,000	2,000,390
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.346(c)	07/15/30	750	750,036
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	1.340(c)	07/15/34	3,500	3,487,034
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.284(c)	04/20/34	7,000	7,013,440

See Notes to Financial Statements.

PGIM Core Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.155%(c)	04/26/31	1,000	$1,000,339
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	1.274(c)	04/20/34	3,250	3,238,410
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.458(c)	07/22/32	1,250	1,250,218
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.176(c)	02/05/31	248	248,439
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.306(c)	01/15/31	500	499,559
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.312(c)	07/20/34	5,250	5,262,439
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.144(c)	01/20/29	3,809	3,806,782
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.254(c)	04/21/31	988	988,185
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.254(c)	07/19/28	3,636	3,636,047
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.284(c)	07/20/31	1,250	1,250,000
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.336(c)	01/16/31	1,250	1,250,014
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.246(c)	07/15/31	2,000	1,999,619
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	1.345(c)	06/20/34	9,750	9,755,574
Series 2019-20A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.455(c)	01/25/32	2,500	2,501,780
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.409(c)	10/13/31	8,355	8,355,987

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.386%(c)	07/15/30	250	$250,033
Octagon Investment Partners 31 LLC (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.184(c)	07/20/30	3,875	3,870,401
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.456(c)	10/15/32	2,000	2,003,497
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.388(c)	10/22/30	981	981,170
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.379(c)	10/30/30	495	494,667
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.524(c)	07/20/32	1,250	1,250,061
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.264(c)	01/17/31	1,000	1,000,737
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.255(c)	05/21/34	7,000	6,974,756
Pikes Peak CLO (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.496(c)	07/15/32	4,000	4,000,454
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.285(c)	06/20/34	6,500	6,476,217
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.300(c)	07/25/31	250	250,001
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.164(c)	04/20/31	990	989,435
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.454(c)	10/20/32	5,000	5,000,149
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.195(c)	01/26/31	1,000	999,699
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.504(c)	01/20/32	3,250	3,252,302

See Notes to Financial Statements.

PGIM Core Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.374%(c)	01/17/30	991	$991,993
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.274(c)	01/20/31	1,000	999,704
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	1.594(c)	07/20/32	1,250	1,253,710
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.336(c)	10/15/30	747	747,020
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	1.034(c)	01/18/29	906	905,721
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.204(c)	01/20/31	1,000	999,702
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.234(c)	07/17/31	2,500	2,500,187
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.288(c)	01/22/31	500	499,999
Series 2020-01A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.634(c)	04/20/32	4,500	4,511,109
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.416(c)	04/15/30	244	244,266
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.076(c)	04/15/29	693	692,345

				175,779,621

Consumer Loans 0.6%
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A	3.300	03/14/29	163	163,793
Series 2020-01A, Class A, 144A	3.840	05/14/32	1,000	1,041,082
Series 2020-02A, Class A, 144A	1.750	09/14/35	1,700	1,744,039
Series 2021-01A, Class A2, 144A, 30 Day Average
SOFR + 0.760% (Cap N/A, Floor 0.000%)	0.803(c)	06/16/36	2,700	2,733,651
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A	4.150	12/09/24	400	401,129

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210%	03/08/28	1,539	$1,544,975
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A	2.020	01/25/29	705	710,422
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680	07/15/30	163	163,514

				8,502,605

Credit Cards 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	2,100	2,484,499

Equipment 0.2%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A	2.410	08/16/24	180	180,593
Series 2017-B, Class A5, 144A	2.720	06/15/40	800	834,199
Series 2018-A, Class A5, 144A	3.610	03/10/42	200	213,871
Series 2019-A, Class A5, 144A	3.080	11/12/41	800	848,780
Series 2019-B, Class A5, 144A	2.290	11/12/41	1,200	1,263,942

				3,341,385

Home Equity Loans 0.0%
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)	0.824(c)	08/25/35	681	681,997

Manufactured Housing 0.1%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A	3.000(cc)	11/25/58	705	715,958

Residential Mortgage-Backed Securities 0.3%
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.253(c)	04/25/38	1,442	1,441,498
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000	01/25/59	105	104,973
Series 2019-GS02, Class A1, 144A	3.750	01/25/59	247	247,632
Series 2019-GS04, Class A1, 144A	3.438	05/25/59	443	443,479
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750(cc)	01/25/61	241	244,189

See Notes to Financial Statements.

PGIM Core Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Mill City Mortgage Loan Trust, (cont’d.)
Series 2018-01, Class A1, 144A	3.250%(cc)	05/25/62	333	$340,458
RAAC Series Trust,
Series 2007-SP03, Class A1, 1 Month LIBOR + 1.200% (Cap 14.000%, Floor 1.200%)	1.289(c)	09/25/47	28	27,686
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	0.689(c)	02/25/57	338	338,129
Series 2018-01, Class A1, 144A	3.000(cc)	01/25/58	520	533,713
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.089(c)	10/25/59	286	287,625
Series 2020-04, Class A1, 144A	1.750	10/25/60	1,007	1,020,661

				5,030,043

Student Loans 0.9%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42	287	292,265
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	230	238,782
Series 2020-AGS, Class A, 144A	1.980	08/25/50	1,067	1,084,424
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A	1.730	08/25/45	1,678	1,699,297
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	140	142,098
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	258	262,656
Series 2019-A, Class A2FX, 144A	2.730	10/25/48	233	237,027
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	455	461,054
Series 2018-CA, Class A2, 144A	3.520	06/16/42	284	289,026
Series 2019-CA, Class A2, 144A	3.130	02/15/68	626	640,633
Series 2020-BA, Class A2, 144A	2.120	01/15/69	1,017	1,032,638
Series 2020-DA, Class A, 144A	1.690	05/15/69	787	796,308
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A	2.840	01/25/41	724	741,380
Series 2019-A, Class A2FX, 144A	3.690	06/15/48	442	458,278
Series 2019-C, Class A2FX, 144A	2.370	11/16/48	1,054	1,075,720
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	596	611,727

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)
SoFi Professional Loan Program Trust, (cont’d.)
Series 2020-A, Class A2FX, 144A	2.540%	05/15/46	1,500	$1,552,711
Series 2020-C, Class AFX, 144A	1.950	02/15/46	891	905,152

				12,521,176

TOTAL ASSET-BACKED SECURITIES (cost $271,689,008)				274,106,759

COMMERCIAL MORTGAGE-BACKED SECURITIES 16.2%
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495	05/15/53	5,500	5,850,497
Series 2021-MF02, Class A4, 144A	2.252	06/15/54	8,900	9,174,278
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A	3.172	05/15/49	300	316,440
BANK,
Series 2019-BN20, Class A2	2.758	09/15/62	6,800	7,237,211
Series 2019-BN23, Class A2	2.669	12/15/52	2,200	2,360,173
Series 2020-BN25, Class A4	2.399	01/15/63	3,800	3,963,220
Series 2020-BN26, Class A3	2.155	03/15/63	5,000	5,143,539
Series 2020-BN27, Class A4	1.901	04/15/63	4,700	4,735,246
Series 2020-BN29, Class A3	1.742	11/15/53	2,600	2,583,443
Series 2021-BN32, Class A4	2.349	04/15/54	9,000	9,389,587
Series 2021-BN34, Class A4	2.156	06/15/63	7,000	7,180,042
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	511,358
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)	0.815(c)	03/15/37	6,000	5,994,280
Series 2020-C07, Class A4	1.786	04/15/53	5,700	5,678,639
Series 2021-C10, Class ASB	2.268	07/15/54	5,275	5,526,147
Benchmark Mortgage Trust,
Series 2018-B01, Class A4	3.402	01/15/51	1,070	1,179,025
Series 2018-B03, Class A4	3.761	04/10/51	1,150	1,297,212
Series 2019-B10, Class A3	3.455	03/15/62	2,500	2,777,731
Series 2020-B17, Class A4	2.042	03/15/53	1,800	1,835,871
Series 2020-B21, Class A4	1.704	12/17/53	2,600	2,586,859
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	5,500	5,735,627
Series 2021-B24, Class A3	2.010	03/15/54	2,600	2,671,380
Series 2021-B24, Class A4	2.264	03/15/54	2,800	2,885,886
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.893(c)	12/15/36	2,654	2,656,985

See Notes to Financial Statements.

PGIM Core Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3	2.752%	01/15/53	2,900	$3,097,042
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459	08/10/49	500	521,198
Series 2019-CD08, Class A3	2.657	08/15/57	2,700	2,810,862
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	2,878	3,029,935
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	1,960	2,126,614
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,086	1,132,608
Series 2016-C03, Class A3	2.896	11/15/49	900	962,066
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,839,958
Series 2019-C07, Class A3	2.860	12/15/72	3,460	3,733,814
Series 2019-GC41, Class A4	2.620	08/10/56	3,000	3,195,892
Commercial Mortgage Trust,
Series 2015-DC01, Class A5	3.350	02/10/48	1,510	1,630,029
Series 2015-PC01, Class A4	3.620	07/10/50	2,463	2,527,688
Series 2016-COR01, Class A3	2.826	10/10/49	800	851,125
CSAIL Commercial Mortgage Trust,
Series 2017-C08, Class A3	3.127	06/15/50	1,200	1,279,043
Series 2021-C20, Class A2	2.486	03/15/54	5,800	6,069,161
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	650	691,836
Series 2020-C09, Class A4	1.644	08/15/53	5,800	5,757,175
Fannie Mae-Aces,
Series 2018-M10, Class A1	3.370(cc)	07/25/28	404	440,759
Series 2019-M21, Class 3A1	2.100	06/25/34	6,897	7,241,963
Series 2019-M22, Class A1	2.104	08/25/29	3,659	3,868,778
Series 2019-M25, Class A1	2.142	11/25/29	4,246	4,512,504
FHLMC Multifamily Structured Pass-Through Certificates,
Series K075, Class AM	3.650(cc)	02/25/28	1,075	1,235,426
Series K079, Class AM	3.930	06/25/28	1,350	1,579,960
Series K080, Class AM	3.986(cc)	07/25/28	6,050	7,093,628
Series K091, Class AM	3.566	03/25/29	2,000	2,315,527
Series K157, Class A2	3.990(cc)	05/25/33	800	970,479
Series KC03, Class A2	3.499	01/25/26	1,350	1,450,296
Series KW08, Class A2	3.600	01/25/29	4,500	5,228,891
Series W5FX, Class AFX	3.214(cc)	04/25/28	1,245	1,401,025
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	0.785(c)	11/21/35	1,400	1,400,880

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3	3.119%	05/10/50	970	$1,032,702
Series 2015-GC34, Class A3	3.244	10/10/48	4,322	4,558,566
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27, Class A3A1	2.920	02/15/48	875	914,557
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	1,370	1,467,238
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	965	1,015,153
Series 2016-JP03, Class A4	2.627	08/15/49	700	737,376
Series 2017-JP05, Class A4	3.457	03/15/50	560	613,748
Series 2017-JP07, Class ASB	3.241	09/15/50	575	619,498
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A3, 144A	3.289	07/12/50	1,600	1,720,093
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	900	961,633
Series 2016-UB11, Class A3	2.531	08/15/49	1,200	1,271,266
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	800	860,009
Series 2017-C05, Class A4	3.212	11/15/50	1,800	1,952,086
Series 2018-C09, Class A3	3.854	03/15/51	750	835,440
Series 2018-C14, Class A3	4.180	12/15/51	1,400	1,593,016
Series 2019-C18, Class A3	2.782	12/15/52	4,400	4,693,149
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4	3.244	04/10/46	101	104,582
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2	2.399	08/15/49	1,197	1,242,346
Series 2016-C35, Class A3	2.674	07/15/48	1,900	1,990,378
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,594,609
Series 2017-C38, Class A4	3.190	07/15/50	1,000	1,095,571
Series 2017-RB01, Class A4	3.374	03/15/50	1,400	1,546,833
Series 2018-C46, Class A3	3.888	08/15/51	2,000	2,255,648
Series 2019-C49, Class A3	3.749	03/15/52	3,000	3,321,436
Series 2019-C50, Class A4	3.466	05/15/52	2,500	2,764,794
Series 2019-C52, Class A3	2.631	08/15/52	2,000	2,117,611
Series 2020-C57, Class A3	1.864	08/15/53	5,300	5,322,865
Series 2021-C59, Class A3	1.958	04/15/54	5,921	6,019,311

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $223,794,611)				233,488,352

See Notes to Financial Statements.

PGIM Core Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 32.7%

Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.400%	04/15/30	335	$370,352
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,530	1,543,185
Sr. Unsec’d. Notes	3.625	02/01/31(a)	1,945	2,119,578
Sr. Unsec’d. Notes	3.750	02/01/50	830	862,309
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes	5.050	06/15/25	281	295,027
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A	5.696	09/16/23	375	400,888
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	30	32,997
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	450	522,193
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	3,510	3,690,403

				9,836,932

Agriculture 0.5%
Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30(a)	630	678,580
Gtd. Notes	3.400	02/04/41	2,010	1,947,701
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.726	03/25/31(a)	2,180	2,194,455
Gtd. Notes	3.222	08/15/24	890	945,242
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A	3.950	06/15/25	1,510	1,657,687

				7,423,665

Airlines 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.375	11/01/28	74	73,330
Delta Air Lines 2020-1 Class AA Pass Through Trust,
Pass-Through Certificates	2.000	12/10/29	649	652,614
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.250	05/04/25	874	998,832

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875%	04/07/30	326	$335,922
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	432	433,828

				2,494,526

Auto Manufacturers 0.6%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A	2.250	09/15/23	645	667,506
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46	285	326,021
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.087	01/09/23	1,125	1,147,959
Sr. Unsec’d. Notes	3.350	11/01/22	1,390	1,421,085
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	900	1,254,103
General Motors Financial Co., Inc.,
Gtd. Notes	3.450	04/10/22	180	182,844
Gtd. Notes	3.850	01/05/28	490	543,419
Gtd. Notes	4.350	01/17/27	180	203,925
Gtd. Notes	5.250	03/01/26	375	434,625
Sr. Unsec’d. Notes	3.600	06/21/30	2,655	2,915,787

				9,097,274

Banks 9.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.848	04/12/23	200	210,924
Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	5,985	6,250,136
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	1,595	1,767,068
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	2,705	2,796,240
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,720	1,923,582
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	400	455,625
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	1,555	1,880,249
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	200	217,537
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	320	369,116
Sub. Notes, MTN	4.000	01/22/25	800	878,147
Sub. Notes, MTN	4.450	03/03/26	1,500	1,698,546
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	450	467,302

See Notes to Financial Statements.

PGIM Core Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932%(ff)	05/07/25	1,780	$1,921,360
Sr. Unsec’d. Notes	4.375	01/12/26	200	225,671
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	472,071
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.675(ff)	06/30/27	1,425	1,437,065
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	1,385	1,393,546
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26	655	677,370
Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22	435	444,315
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	1,080	1,151,477
Sub. Notes, 144A, MTN	4.375	09/28/25	710	789,399
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	2,650	2,765,165
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/11/28	625	687,298
Citigroup, Inc.,
Sr. Unsec’d. Notes	1.122(ff)	01/28/27	8,090	8,023,687
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	1,415	1,462,678
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	1,400	1,462,785
Sr. Unsec’d. Notes	3.200	10/21/26	290	316,197
Sr. Unsec’d. Notes	3.400	05/01/26	350	385,232
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	180	198,408
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	490	544,580
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	670	748,388
Sub. Notes	4.400	06/10/25	4,000	4,474,198
Sub. Notes	4.450	09/29/27	840	969,273
Sub. Notes	4.600	03/09/26	945	1,082,061
Sub. Notes	4.750	05/18/46	460	592,333
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27	1,350	1,338,837
Sr. Unsec’d. Notes, 144A, MTN	1.907(ff)	06/16/26	1,045	1,070,310
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26	555	571,253
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25	1,730	1,803,145
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29	870	965,029
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	350	392,722
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.621(ff)	09/11/26	1,710	1,724,317
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26	1,530	1,564,346
Discover Bank,
Sr. Unsec’d. Notes	4.200	08/08/23	250	268,571

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.431%(ff)	03/09/27	2,830	$2,843,077
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	3,405	3,429,148
Sr. Unsec’d. Notes	3.272(ff)	09/29/25	1,160	1,243,679
Sr. Unsec’d. Notes	3.500	01/23/25	75	81,102
Sr. Unsec’d. Notes	3.500	04/01/25	1,230	1,337,177
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	1,585	1,785,243
Sr. Unsec’d. Notes	3.850	01/26/27	475	525,930
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	125	143,924
Sub. Notes	4.250	10/21/25	250	280,506
Sub. Notes	5.150	05/22/45	335	453,080
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	200	215,354
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A	4.000	09/23/29	1,790	1,986,265
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	3,920	3,959,325
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	2,565	2,669,980
Sr. Unsec’d. Notes	2.950	10/01/26	410	443,380
Sr. Unsec’d. Notes	3.200	01/25/23	100	104,332
Sr. Unsec’d. Notes	3.200	06/15/26	230	251,704
Sr. Unsec’d. Notes	3.300	04/01/26	4,000	4,387,738
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	210	233,108
Sr. Unsec’d. Notes	3.625	05/13/24	875	948,746
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	355	422,308
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	3,585	4,087,144
Sub. Notes	2.956(ff)	05/13/31	1,855	1,968,479
Sub. Notes	3.875	09/10/24	375	408,490
Sub. Notes	4.250	10/01/27	375	431,224
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.623	07/18/22	2,400	2,454,587
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	545	585,398
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	315	331,345
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	760	855,688
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	470	527,064
Sr. Unsec’d. Notes, GMTN	4.000	07/23/25	455	506,801
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,200	1,411,195
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	4,245	4,168,586
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	1,500	1,579,059
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	310	345,423
Sr. Unsec’d. Notes, Series F, MTN	3.875	04/29/24	365	396,889

See Notes to Financial Statements.

PGIM Core Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sub. Notes, GMTN	4.350%	09/08/26	3,800	$4,328,894
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.642(ff)	06/14/27	1,830	1,840,528
Sr. Unsec’d. Notes	3.875	09/12/23	220	234,648
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	720	862,849
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.571	01/10/23	430	435,897
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	3,800	3,787,491
Sr. Unsec’d. Notes, 144A, MTN	1.792(ff)	06/09/27	1,335	1,340,999
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	630	676,811
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.348	01/15/25	2,520	2,640,785
Sr. Unsec’d. Notes	2.442	10/19/21	235	236,142
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN	1.875	09/07/21	465	465,754
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	4.647(c)	09/30/24	2,340	2,349,053
Truist Bank,
Sub. Notes	2.250	03/11/30	2,840	2,930,280
Truist Financial Corp.,
Sr. Unsec’d. Notes	2.700	01/27/22	350	353,517
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.859(ff)	08/15/23	570	583,987
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	1,180	1,281,036
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	2,740	2,868,388
Sr. Unsec’d. Notes, MTN	5.013(ff)	04/04/51	2,300	3,217,531

				139,074,627

Beverages 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	180	223,916
Gtd. Notes	4.900	02/01/46	650	833,567
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450	01/23/39	975	1,299,884
Gtd. Notes	5.550	01/23/49	900	1,263,529

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)
Constellation Brands, Inc.,
Gtd. Notes	4.650%	11/15/28	450	$534,333
Sr. Unsec’d. Notes	2.250	08/01/31	1,030	1,038,729
Diageo Capital PLC (United Kingdom),
Gtd. Notes	2.125	04/29/32	1,665	1,699,730
Keurig Dr. Pepper, Inc.,
Gtd. Notes	2.250	03/15/31	2,600	2,663,661

				9,557,349

Biotechnology 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.200	02/21/27	2,000	2,097,398
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500	09/01/23	220	228,872
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes	2.800	09/15/50	460	433,679

				2,759,949

Building Materials 0.3%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	4.250	12/15/47	395	470,652
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	885	913,652
Masco Corp.,
Sr. Unsec’d. Notes	4.500	05/15/47	600	735,677
Owens Corning,
Sr. Unsec’d. Notes	4.400	01/30/48	825	994,603
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.700	03/01/48	750	958,608

				4,073,192

Chemicals 0.2%
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A	3.268	11/15/40	350	373,558
LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	142	151,512
LYB International Finance III LLC,
Gtd. Notes	4.200	05/01/50	1,070	1,269,489
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	40	46,693
Sr. Unsec’d. Notes	5.250	01/15/45	260	352,981

See Notes to Financial Statements.

PGIM Core Bond Fund	29

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875%	03/27/24	200	$211,655
Gtd. Notes	6.500	09/27/28	400	445,151

				2,851,039

Commercial Services 0.7%
Cintas Corp. No. 2,
Gtd. Notes	2.900	04/01/22	385	390,945
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	605,660
Gtd. Notes, 144A	3.300	10/15/22	750	775,712
Gtd. Notes, 144A	4.500	02/15/45	75	93,468
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A	2.750	03/08/30	1,735	1,824,812
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	575	607,251
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	700	902,781
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes	2.850	10/01/29	1,790	1,950,548
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56	160	190,903
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52	637	696,308
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394	02/15/48	365	434,517
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	03/15/29	1,185	1,369,784

				9,842,689

Computers 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes	3.850	08/04/46	525	629,876
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	1,470	1,519,060

				2,148,936

Diversified Financial Services 0.5%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN	1.625	04/29/24(a)	635	640,356

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Cboe Global Markets, Inc.,
Sr. Unsec’d. Notes	1.625%	12/15/30	2,900	$2,845,509
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes	1.650	03/11/31(a)	2,970	2,936,196
Jefferies Group LLC,
Sr. Unsec’d. Notes	6.450	06/08/27	150	188,517
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.608	07/14/31	565	573,508

				7,184,086

Electric 3.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN	2.000	04/29/28	515	521,423
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	830	1,050,465
Alabama Power Co.,
Sr. Unsec’d. Notes	2.800	04/01/25	75	79,660
Ameren Illinois Co.,
First Mortgage	3.700	12/01/47	625	736,864
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	05/15/50	1,810	1,989,043
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	2.900	06/15/50	100	102,611
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z	2.400	09/01/26	190	201,658
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	3.700	09/01/49	495	549,450
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29	305	321,157
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	46,628
First Mortgage	4.000	03/01/48	115	141,034
First Mortgage, Series 123	3.750	08/15/47	775	916,071
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	48,672
Sr. Unsec’d. Notes, Series E	4.650	12/01/48	720	919,163
Consumers Energy Co.,
First Mortgage	3.250	08/15/46	155	170,676
Delmarva Power & Light Co.,
First Mortgage	4.150	05/15/45	60	73,932

See Notes to Financial Statements.

PGIM Core Bond Fund	31

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D	2.850%	08/15/26	55	$59,092
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	370	460,170
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	350	376,356
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	154,741
Sr. Unsec’d. Notes	3.950	08/15/47	185	209,766
Duke Energy Florida LLC,
First Mortgage	3.200	01/15/27	600	660,984
First Mortgage	3.400	10/01/46	185	205,779
First Mortgage	4.200	07/15/48	205	257,677
Duke Energy Progress LLC,
First Mortgage	2.500	08/15/50	1,860	1,781,860
First Mortgage	3.700	10/15/46	75	87,472
Emera U.S. Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	75	82,427
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.650	09/10/24	655	693,193
Gtd. Notes, 144A	3.500	04/06/28	475	527,734
Gtd. Notes, 144A	3.625	05/25/27	230	256,673
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	207,812
Entergy Arkansas LLC,
First Mortgage	2.650	06/15/51	2,220	2,175,747
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	260	267,425
Entergy Louisiana LLC,
Sec’d. Notes	4.000	03/15/33	170	202,756
Entergy Texas, Inc.,
First Mortgage	4.500	03/30/39	1,000	1,209,545
Evergy, Inc.,
Sr. Unsec’d. Notes	2.450	09/15/24	2,135	2,244,655
Eversource Energy,
Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	370,381
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	217	235,198
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B	2.650	09/15/29	1,005	1,070,320
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	240	274,231

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250%	08/14/28	235	$263,592
Sr. Sec’d. Notes, 144A, Series 6	5.000	11/12/24	1,360	1,520,804
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	225	274,327
First Mortgage	4.250	07/15/49	350	447,738
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	851	917,148
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	915	1,019,278
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.403	09/01/21	2,100	2,103,607
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	280	287,634
Sr. Sec’d. Notes, 144A	2.450	12/02/27	1,215	1,241,622
Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	250	307,505
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	60	64,363
PacifiCorp,
First Mortgage	2.700	09/15/30	890	950,370
PECO Energy Co.,
First Mortgage	3.000	09/15/49	180	191,611
First Mortgage	3.050	03/15/51	1,540	1,656,125
First Ref. Mortgage	4.800	10/15/43	120	157,810
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.600	06/01/29	1,435	1,547,073
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	235	250,181
Public Service Co. of Colorado,
First Mortgage	4.100	06/15/48	235	293,465
First Mortgage, Series 34	3.200	03/01/50	720	801,303
Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250	09/15/26	370	391,988
First Mortgage, MTN	2.700	05/01/50	390	395,004
First Mortgage, MTN	3.200	05/15/29	1,265	1,410,914
First Mortgage, MTN	3.600	12/01/47	95	111,110
First Mortgage, MTN	3.700	05/01/28	590	676,553
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	1.600	08/15/30	1,155	1,111,965
Puget Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.379	06/15/28	1,132	1,157,485

See Notes to Financial Statements.

PGIM Core Bond Fund	33

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
San Diego Gas & Electric Co.,
First Mortgage	4.150%	05/15/48	420	$524,324
Southern California Edison Co.,
First Mortgage	3.650	02/01/50	290	295,697
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series K	2.750	10/01/26	675	722,153
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	355	409,503
SP PowerAssets Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	510,520
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, MTN	3.500	05/04/27	600	665,941
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50	1,315	1,594,682
Union Electric Co.,
Sr. Sec’d. Notes	3.650	04/15/45	50	57,875
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	535	597,755
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	1,515	1,610,223
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.050	10/15/27	535	585,134
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/26	510	560,379

				49,625,262

Electronics 0.1%
Trimble, Inc.,
Sr. Unsec’d. Notes	4.150	06/15/23	770	816,719

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	200	211,553
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	216,785
Sr. Sec’d. Notes, 144A	5.500	07/31/47	600	607,006

				1,035,344

Foods 0.3%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29	280	379,733

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Campbell Soup Co.,
Sr. Unsec’d. Notes	2.375%	04/24/30	2,175	$2,224,888
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	102	108,479
Gtd. Notes	4.875	10/01/49	900	1,119,730
Kroger Co. (The),
Sr. Unsec’d. Notes	3.875	10/15/46	65	73,408
Mars, Inc.,
Gtd. Notes, 144A	3.950	04/01/49	580	713,973
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	2.000	10/28/21	500	501,364

				5,121,575

Forest Products & Paper 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24	214	229,846
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	3.600	03/01/25	220	240,117

				469,963

Gas 0.4%
Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375	09/15/49	1,200	1,335,654
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47	305	363,887
NiSource, Inc.,
Sr. Unsec’d. Notes	1.700	02/15/31	2,445	2,356,162
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	440	489,286
Southern Co. Gas Capital Corp.,
Gtd. Notes	2.450	10/01/23	555	576,723

				5,121,712

Healthcare-Products 0.0%
Medtronic, Inc.,
Gtd. Notes	4.375	03/15/35	235	298,197
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	4.133	03/25/25	105	116,542

				414,739

See Notes to Financial Statements.

PGIM Core Bond Fund	35

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500%	11/15/24	100	$108,010
Sr. Unsec’d. Notes	4.500	05/15/42	1,000	1,227,268
Sr. Unsec’d. Notes	6.750	12/15/37	170	254,871
AHS Hospital Corp.,
Unsec’d. Notes	5.024	07/01/45	200	279,896
Allina Health System,
Unsec’d. Notes, Series 2019	3.887	04/15/49	250	296,759
Ascension Health,
Sr. Unsec’d. Notes, Series B	3.106	11/15/39	265	289,741
Unsec’d. Notes	4.847	11/15/53	500	720,545
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	2,410	2,525,149
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.950	12/01/29	595	634,708
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes, Series 2015	4.200	07/01/55	75	99,048
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	740	826,953
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	1,795	2,017,067
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	795	853,390
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	420	445,981
Unsec’d. Notes, Series H	2.746	10/01/26	40	43,013
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30	1,910	2,055,281
Sr. Unsec’d. Notes	3.500	03/30/25	190	206,802
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes	3.949	07/01/46	175	211,651
Stanford Health Care,
Unsec’d. Notes, Series 2018	3.795	11/15/48	450	544,397
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	1,150	1,234,021
Sr. Unsec’d. Notes	3.750	07/15/25	90	100,366

				14,974,917

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700	04/01/26	35	38,994

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.750%	07/10/25	410	$451,691
Sr. Unsec’d. Notes	4.500	07/16/44	410	511,924
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	95	126,978
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43	100	134,627
Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850	10/15/50	1,175	1,198,401
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950	05/15/24	1,170	1,268,300
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	185	208,606
Gtd. Notes, 144A	3.951	10/15/50	450	509,985
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	115	165,484
Markel Corp.,
Sr. Unsec’d. Notes	3.350	09/17/29	1,625	1,808,162
Sr. Unsec’d. Notes	3.625	03/30/23	400	419,344
Sr. Unsec’d. Notes	4.150	09/17/50	1,310	1,559,642
Sr. Unsec’d. Notes	5.000	04/05/46	350	461,736
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	114,494
Gtd. Notes	4.300	11/15/46	140	174,060
Gtd. Notes	4.350	05/15/43	85	104,929
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	3.300	05/15/50	930	994,135
Sub. Notes, 144A	4.900	09/15/44	120	159,513
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	545	638,409

				11,010,420

Iron/Steel 0.1%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	1,950	2,157,336

See Notes to Financial Statements.

PGIM Core Bond Fund	37

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 0.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500%	08/18/26	1,230	$1,297,526
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	250	267,671

				1,565,197

Machinery-Construction & Mining 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	04/09/30	735	790,408

Machinery-Diversified 0.0%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.875	03/01/25	115	122,752

Media 1.2%
Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes	2.300	02/01/32	445	436,767
Sr. Sec’d. Notes	2.800	04/01/31	2,755	2,852,507
Sr. Sec’d. Notes	3.700	04/01/51	360	363,399
Sr. Sec’d. Notes	3.900	06/01/52	440	456,334
Sr. Sec’d. Notes	4.800	03/01/50	335	393,835
Sr. Sec’d. Notes	5.375	05/01/47	530	655,582
Sr. Sec’d. Notes	6.384	10/23/35	2,480	3,344,933
Sr. Sec’d. Notes	6.484	10/23/45	400	563,298
Comcast Corp.,
Gtd. Notes	4.250	10/15/30	275	326,824
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	2.600	06/15/31	3,535	3,650,353
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	276	294,665
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	2,000	2,219,892
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47	177	223,988
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	150	189,377
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375	03/15/43	1,500	1,771,319

				17,743,073

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750%	05/01/43	190	$273,046
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	845	859,326
Gtd. Notes	2.800	10/01/29	1,270	1,351,531
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	6.750	04/16/40	100	141,487

				2,625,390

Multi-National 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21	300	300,682
Sr. Unsec’d. Notes	2.750	01/06/23	185	190,740
Sr. Unsec’d. Notes	3.250	02/11/22	95	96,414

				587,836

Oil & Gas 2.1%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	2.875	01/15/26	2,045	2,172,695
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24	855	921,735
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	2,420	2,588,250
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	2.950	01/15/23	1,310	1,354,972
Sr. Unsec’d. Notes	6.250	03/15/38	175	238,021
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.000	04/15/24	150	160,790
Sr. Unsec’d. Notes	5.400	06/15/47	384	479,755
Sr. Unsec’d. Notes	6.750	11/15/39	350	476,559
Sr. Unsec’d. Notes	6.800	09/15/37	200	266,156
Chevron USA, Inc.,
Gtd. Notes	3.900	11/15/24	425	466,904
Gtd. Notes	5.050	11/15/44	435	593,872
ConocoPhillips,
Gtd. Notes, 144A	3.750	10/01/27	2,000	2,267,894
Gtd. Notes, 144A	4.300	08/15/28	1,110	1,299,670
Gtd. Notes, 144A	4.875	10/01/47	55	73,332
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24(a)	2,300	2,410,935
Gtd. Notes	4.500	04/15/23	146	151,709

See Notes to Financial Statements.

PGIM Core Bond Fund	39

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Equinor ASA (Norway),
Gtd. Notes	2.375%	05/22/30	1,110	$1,162,000
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650	03/15/25	1,190	1,334,220
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/24/25	200	223,816
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A	3.100	07/15/31	770	789,673
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	380	426,262
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.500	05/01/31	100	127,350
Sr. Unsec’d. Notes	7.875	09/15/31	250	325,285
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34	200	266,308
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.350	02/12/48	154	131,733
Gtd. Notes	6.490	01/23/27	1,048	1,112,573
Gtd. Notes	6.500	03/13/27	1,020	1,083,748
Gtd. Notes	7.690	01/23/50	398	386,757
Gtd. Notes, MTN	6.750	09/21/47	1,305	1,158,748
Gtd. Notes, MTN	6.875	08/04/26	870	954,397
Qatar Petroleum (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26	2,298	2,307,492
Sr. Unsec’d. Notes, 144A	2.250	07/12/31(a)	1,090	1,106,079
Sinopec Group Overseas Development 2018 Ltd.
(China),
Gtd. Notes, 144A	3.680	08/08/49	585	641,701
Valero Energy Corp.,
Sr. Unsec’d. Notes	3.400	09/15/26	220	238,862

				29,700,253

Oil & Gas Services 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28	487	548,647

Packaging & Containers 0.6%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	1.570	01/15/26	4,740	4,774,906

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512%	04/15/26	3,070	$3,077,821
WRKCo, Inc.,
Gtd. Notes	4.650	03/15/26	560	642,751

				8,495,478

Pharmaceuticals 1.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	105	114,714
Sr. Unsec’d. Notes	4.250	11/21/49	2,295	2,813,750
Sr. Unsec’d. Notes	4.500	05/14/35	550	676,218
Sr. Unsec’d. Notes	4.550	03/15/35	360	443,976
Sr. Unsec’d. Notes	4.700	05/14/45	1,330	1,686,387
Sr. Unsec’d. Notes	4.750	03/15/45	1,008	1,283,726
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250	03/01/25	55	59,140
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A	3.000	10/08/21	150	150,722
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	115	141,789
Sr. Unsec’d. Notes	4.350	11/15/47	475	613,999
Sr. Unsec’d. Notes	5.000	08/15/45	175	243,800
Cigna Corp.,
Gtd. Notes	3.250	04/15/25	270	291,805
Gtd. Notes	3.400	03/01/27	325	358,971
Gtd. Notes	4.375	10/15/28	1,950	2,293,919
Gtd. Notes	4.500	02/25/26	700	799,561
Sr. Unsec’d. Notes	2.375	03/15/31	835	863,173
Sr. Unsec’d. Notes	2.400	03/15/30	780	811,091
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	385	383,216
Sr. Unsec’d. Notes	4.300	03/25/28	1,143	1,323,485
Sr. Unsec’d. Notes	4.780	03/25/38	85	106,737
Sr. Unsec’d. Notes	5.125	07/20/45	465	615,785
Sr. Unsec’d. Notes	5.300	12/05/43	155	209,904
Johnson & Johnson,
Sr. Unsec’d. Notes	2.100	09/01/40	2,990	2,917,083
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	1,250	1,564,852
Gtd. Notes	5.400	11/29/43	860	1,089,824

See Notes to Financial Statements.

PGIM Core Bond Fund	41

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875%	09/23/23	225	$235,147
Gtd. Notes	3.200	09/23/26	1,220	1,329,040
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	105	130,756
Viatris, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	545	594,275
Gtd. Notes, 144A	4.000	06/22/50	375	405,712

				24,552,557

Pipelines 1.5%
Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	1,300	1,403,545
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	1,730	1,909,386
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	555	625,348
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	430	501,409
Sr. Unsec’d. Notes	5.000	05/15/50	565	662,399
Sr. Unsec’d. Notes	6.250	04/15/49	910	1,199,668
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	570	577,479
Gtd. Notes	3.700	01/31/51	445	488,924
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	03/15/45	275	297,287
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	2,720	2,788,623
Sr. Unsec’d. Notes	4.000	02/15/25	130	142,353
Sr. Unsec’d. Notes	4.500	04/15/38	270	312,422
Sr. Unsec’d. Notes	4.875	06/01/25	200	226,362
Sr. Unsec’d. Notes	5.200	03/01/47	5	6,199
Sr. Unsec’d. Notes	5.500	02/15/49	210	274,176
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	300	392,096
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30(a)	2,415	2,559,521
Gtd. Notes	4.450	09/01/49	1,000	1,136,336
Gtd. Notes	4.500	03/15/50	195	221,836
Gtd. Notes	4.950	07/13/47	85	101,697

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.550%	10/01/26	310	$338,882
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	350	374,174
Sr. Unsec’d. Notes	4.650	10/15/25	1,000	1,120,419
Sr. Unsec’d. Notes	4.700	06/15/44	170	182,498
Sr. Unsec’d. Notes	5.150	06/01/42	105	119,228
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	140	152,885
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	3.500	01/15/28	300	330,005
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	625	718,433
Sr. Unsec’d. Notes	4.600	03/15/48	500	613,827
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	665	672,131
Sr. Unsec’d. Notes	5.300	03/01/48	320	352,756
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	350	388,450
Sr. Unsec’d. Notes	4.300	03/04/24	325	352,135
Sr. Unsec’d. Notes	4.850	03/01/48	55	67,916
Sr. Unsec’d. Notes	5.400	03/04/44	400	512,260

				22,123,065

Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	2.000	05/18/32	1,645	1,641,667
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31	630	673,202
Prologis LP,
Sr. Unsec’d. Notes	1.250	10/15/30	2,765	2,653,951
Realty Income Corp.,
Sr. Unsec’d. Notes	1.800	03/15/33	325	318,614
Sr. Unsec’d. Notes	3.250	01/15/31	985	1,095,527
Simon Property Group LP,
Sr. Unsec’d. Notes	2.000	09/13/24	2,300	2,388,903
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	775	828,158
Sr. Unsec’d. Notes	3.625	03/15/24	1,500	1,608,415

				11,208,437

See Notes to Financial Statements.

PGIM Core Bond Fund	43

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.7%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550%	07/26/27	940	$1,045,911
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	620	599,089
Dollar General Corp.,
Sr. Unsec’d. Notes	4.125	04/03/50	1,515	1,825,639
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28	850	975,643
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	4.375	01/27/25	1,700	1,835,478
Ross Stores, Inc.,
Sr. Unsec’d. Notes	1.875	04/15/31	3,350	3,307,792

				9,589,552

Semiconductors 0.7%
Broadcom, Inc.,
Gtd. Notes	3.150	11/15/25	558	599,799
Gtd. Notes	3.459	09/15/26	884	965,037
Gtd. Notes	5.000	04/15/30	2,040	2,434,099
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	1,837	1,966,149
Microchip Technology, Inc.,
Sr. Sec’d. Notes	2.670	09/01/23	4,000	4,157,524

				10,122,608

Software 0.6%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes	2.500	09/15/50	1,080	986,160
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.250	03/01/31	2,870	2,917,865
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	191	191,175
Sr. Unsec’d. Notes	2.675	06/01/60	1,000	1,014,349
Sr. Unsec’d. Notes	3.041	03/17/62	335	368,323
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.400	09/15/27	1,390	1,384,789
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	1,655	1,580,876

				8,443,537

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 1.6%
AT&T, Inc.,
Sr. Unsec’d. Notes	4.300%	02/15/30	170	$198,257
Sr. Unsec’d. Notes	4.500	05/15/35	60	71,791
Sr. Unsec’d. Notes, 144A	2.550	12/01/33	228	229,995
Sr. Unsec’d. Notes, 144A	3.500	09/15/53	3,114	3,213,926
Sr. Unsec’d. Notes, 144A	3.650	09/15/59	1,717	1,779,422
Sr. Unsec’d. Notes, 144A	3.800	12/01/57	1,128	1,201,778
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	3,000	3,193,739
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	3.000	02/15/41	640	646,294
Sr. Sec’d. Notes	3.300	02/15/51	125	127,420
Sr. Sec’d. Notes	3.875	04/15/30	4,500	5,085,092
Sr. Sec’d. Notes	4.375	04/15/40	380	452,405
Sr. Sec’d. Notes	4.500	04/15/50	505	615,129
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.550	03/21/31	4,065	4,226,130
Sr. Unsec’d. Notes	4.500	08/10/33	290	353,529
Sr. Unsec’d. Notes	4.862	08/21/46	1,025	1,348,880

				22,743,787

Transportation 0.1%
Kansas City Southern,
Gtd. Notes	3.500	05/01/50	1,585	1,710,256

Water 0.2%
American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800	05/01/30	1,580	1,704,994
Sr. Unsec’d. Notes	3.750	09/01/47	25	29,148
Sr. Unsec’d. Notes	4.000	12/01/46	145	174,718
Essential Utilities, Inc.,
Sr. Unsec’d. Notes	2.704	04/15/30	1,380	1,455,795

				3,364,655

TOTAL CORPORATE BONDS
(cost $444,935,538)				473,168,733

See Notes to Financial Statements.

PGIM Core Bond Fund	45

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS 0.6%

Alabama 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263%	09/15/32		40	$46,421

California 0.1%
Bay Area Toll Authority,
Taxable, Revenue Bonds	2.574	04/01/31		1,405	1,508,310
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39		300	406,749
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45		30	35,702
Taxable, Revenue Bonds, Series J	4.131	05/15/45		30	36,541

					1,987,302

Illinois 0.1%
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22		110	116,171
General Obligation Unlimited, Series D	5.000	11/01/22		895	948,637

					1,064,808

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A	7.102	01/01/41		250	411,898

North Carolina 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3
Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	0.976(c)	07/25/36		700	700,232

Pennsylvania 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840	09/01/50		745	790,676
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105	12/01/39		70	101,381
Revenue Bonds, BABs, Series B	5.511	12/01/45		150	219,202

					1,111,259

Texas 0.2%
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985	02/01/39	(a)	775	1,126,308
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series E	5.184	10/01/42		775	1,062,812

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A	3.376%	07/01/47	555	$636,607
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	340	390,629

				3,216,356

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	130	176,549

TOTAL MUNICIPAL BONDS
(cost $7,993,056)				8,714,825

RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.1%
Alternative Loan Trust,
Series 2003-J03, Class 2A1	6.250	12/25/33	3	2,674
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A	5.250	04/26/37	146	123,713
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	04/25/28	149	150,558
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.189(c)	07/25/29	168	168,283
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.689(c)	07/25/29	450	451,390
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.800(c)	03/25/31	1,420	1,427,795
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.837(c)	08/29/22	3,169	3,170,786
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-08, Class 5A1	6.500	04/25/33	3	2,622
Credit Suisse Mortgage Trust,
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	1,240	1,256,753
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.889(c)	04/25/29	90	90,235
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)	1.750(c)	10/25/33	4,525	4,543,892
Fannie Mae REMICS,
Series 2011-141, Class MZ	4.500	01/25/42	490	551,919

See Notes to Financial Statements.

PGIM Core Bond Fund	47

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae REMICS, (cont’d.)
Series 2012-134, Class ZC	2.500%	12/25/42	2,616	$2,845,986
Series 2014-11, Class VB	4.500	04/25/42	500	568,492
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA03, Class M1, 1 Month LIBOR +
0.750% (Cap N/A, Floor 0.000%)	0.839(c)	03/25/30	138	138,073
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average
SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.150(c)	10/25/33	2,885	2,942,821
Series 2021-DNA05, Class M2, 144A, 30 Day Average
SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.700(c)	01/25/34	310	311,888
Series 2021-DNA5, Class M1, 144A, 30 Day Average
SOFR + 0.650% (Cap N/A, Floor 0.000%)	0.700(c)	01/25/34	1,940	1,940,518
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR
+ 0.750% (Cap N/A, Floor 0.000%)	0.839(c)	09/25/48	1	1,157
FHLMC Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000	10/25/43	84	100,493
Freddie Mac REMICS,
Series 4249, Class GW	3.500	10/15/41	1,438	1,574,892
Series 4661, Class BV	3.500	12/15/36	1,000	1,022,962
Series 4710, Class KZ	3.500	08/15/47	1,092	1,196,132
Series 4717, Class PA	3.000	04/15/45	709	739,832
Series 4739, Class Z	3.500	11/15/47	718	783,174
Series 4765, Class QZ	3.000	03/15/48	3,527	3,902,010
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49	2,033	2,036,842
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000	07/20/43	874	936,511
Series 2016-46, Class JE	2.500	11/20/45	263	275,030
Series 2017-101, Class AB	2.500	07/20/47	779	817,093
Series 2018-07, Class GA	3.000	02/20/47	404	417,969
GSR Mortgage Loan Trust,
Series 2005-AR06, Class 2A1	2.903(cc)	09/25/35	23	23,838
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR +
1.650% (Cap N/A, Floor 0.000%)	1.739(c)	05/25/29	61	60,691
Series 2021-02, Class M1A, 144A	— (p)	01/25/34	1,425	1,424,994
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000	06/25/59	240	240,751
Series 2019-PR01, Class A1, 144A	3.858	09/25/59	2,589	2,617,305
Series 2020-GS01, Class A1, 144A	2.882	10/25/59	952	957,833
Series 2021-GS01, Class A1, 144A	1.892	10/25/66	367	367,673

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Mello Warehouse Securitization Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR +
0.900% (Cap N/A, Floor 0.900%)	0.989%(c)	10/25/53	1,560	$1,563,580
Series 2021-01, Class A, 144A, 1 Month LIBOR +
0.700% (Cap N/A, Floor 0.700%)	0.792(c)	02/25/55	2,100	2,095,889
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131	07/25/60	4,023	4,017,773
Mortgage Repurchase Agreement Financing Trust,
Series 2020-04, Class A1, 144A, 1 Month LIBOR +
1.350% (Cap N/A, Floor 0.000%)	1.450(c)	04/23/23	425	425,165
Series 2020-04, Class A2, 144A, 1 Month LIBOR +
1.350% (Cap N/A, Floor 0.000%)	1.450(c)	04/23/23	825	825,320
Series 2020-05, Class A1, 144A, 1 Month LIBOR +
1.000% (Cap N/A, Floor 0.000%)	1.100(c)	08/10/23	1,365	1,365,439
Series 2020-05, Class A2, 144A, 1 Month LIBOR +
1.000% (Cap N/A, Floor 0.000%)	1.100(c)	08/10/23	7,180	7,182,311
Series 2021-01, Class A2, 144A, 1 Month LIBOR +
0.500% (Cap N/A, Floor 0.000%)	0.600(c)	03/10/22	3,400	3,399,856
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR +
1.600% (Cap N/A, Floor 1.600%)	1.700(c)	12/11/21	8,410	8,413,181
Series 2021-09, Class A1X, 144A, 1 Month LIBOR +
1.200% (Cap N/A, Floor 1.200%)	1.300(c)	11/15/21	4,600	4,593,816
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR
+ 1.600% (Cap N/A, Floor 1.600%)	1.700(c)	02/16/22	4,433	4,438,771
MSG III Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR +
0.750% (Cap N/A, Floor 0.750%)	0.841(c)	06/25/54	2,555	2,551,823
Series 2021-01, Class B, 144A, 1 Month LIBOR +
0.900% (Cap N/A, Floor 0.900%)	0.991(c)	06/25/54	395	394,012
Series 2021-01, Class C, 144A, 1 Month LIBOR +
1.100% (Cap N/A, Floor 1.100%)	1.191(c)	06/25/54	335	334,164
Series 2021-01, Class D, 144A, 1 Month LIBOR +
1.300% (Cap N/A, Floor 1.300%)	1.391(c)	06/25/54	140	139,651
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR +
0.750% (Cap N/A, Floor 0.750%)	0.839(c)	01/25/48	117	117,523
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR +
1.400% (Cap N/A, Floor 1.400%)	1.489(c)	07/25/29	19	18,656
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR +
0.650% (Cap N/A, Floor 0.000%)	0.739(c)	06/25/57	248	248,300

See Notes to Financial Statements.

PGIM Core Bond Fund	49

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR +
3.815% (Cap N/A, Floor 3.815%)	3.904%(c)	12/25/22	2,432	$2,442,946
Series 2021-1R, Class A, 144A, 1 Month LIBOR +
2.900% (Cap N/A, Floor 2.900%)	2.990(c)	02/27/24	4,136	4,210,558
Provident Funding Mortgage Warehouse Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR +
0.700% (Cap N/A, Floor 0.700%)	0.789(c)	02/25/55	3,145	3,126,724
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR +
1.400% (Cap N/A, Floor 0.000%)	1.489(c)	03/25/28	17	17,275
Series 2020-01, Class M1A, 144A, 1 Month LIBOR +
0.950% (Cap N/A, Floor 0.950%)	1.039(c)	01/25/30	200	199,880
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500	08/25/58	983	1,040,082
Sequoia Mortgage Trust 10,
Series 10, Class 2A1, 1 Month LIBOR + 0.760% (Cap
11.750%, Floor 0.760%)	0.844(c)	10/20/27	22	21,695
Station Place Securitization Trust,
Series 2021-04, Class A, 144A, 1 Month LIBOR +
0.900% (Cap N/A, Floor 0.900%)	0.989(c)	04/11/22	3,500	3,496,499
Series 2021-08, Class A, 144A, 1 Month LIBOR +
0.800% (Cap N/A, Floor 0.800%)	0.889(c)	06/20/22	2,960	2,961,951
Series 2021-WL01, Class A, 144A, 1 Month LIBOR +
0.650% (Cap N/A, Floor 0.650%)	0.742(c)	01/26/54	2,525	2,523,990
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR +
0.500% (Cap 11.000%, Floor 0.500%)	0.589(c)	07/19/35	22	21,462
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2002-AR06, Class A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.400% (Cap N/A, Floor 1.400%)	1.507(c)	06/25/42	32	31,451
Series 2002-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.400% (Cap N/A, Floor 1.400%)	1.507(c)	08/25/42	3	2,503
Series 2005-AR13, Class A1A1, 1 Month LIBOR + 0.580% (Cap 10.500%, Floor 0.580%)	0.669(c)	10/25/45	286	285,741

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $102,042,495)				102,693,567

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS 0.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125%	10/11/27	840	$925,434
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30	555	557,986
Sr. Unsec’d. Notes, 144A	3.375	08/20/50	450	461,291
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875	02/01/28	290	315,855
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	1,420	1,561,856
Sr. Unsec’d. Notes	4.450	02/11/24	200	218,834
Sr. Unsec’d. Notes, EMTN	3.750	04/25/22	200	204,665
Sr. Unsec’d. Notes, EMTN	4.750	01/08/26	200	229,073
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24	200	206,762
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	207,192
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22	400	406,763
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24	400	425,520
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.500	04/16/50	200	227,998
Province of Alberta (Canada),
Sr. Unsec’d. Notes	1.300	07/22/30	95	93,045
Sr. Unsec’d. Notes	3.300	03/15/28	220	249,148
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26	100	105,882
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN	7.140	02/27/26	100	126,038
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23	335	354,978
Sr. Unsec’d. Notes, 144A	5.103	04/23/48	370	496,014
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	435	436,933
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	460	476,328
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25	320	352,931
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.500	06/08/22	400	407,455
Sr. Unsec’d. Notes, 144A	3.250	06/01/23	200	210,245
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	540	698,387
Sr. Unsec’d. Notes	5.100	06/18/50	60	78,692

TOTAL SOVEREIGN BONDS
(cost $9,456,924)				10,035,305

See Notes to Financial Statements.

PGIM Core Bond Fund	51

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS 17.9%
Federal Home Loan Mortgage Corp.	1.500%	11/01/50	2,153	$2,132,829
Federal Home Loan Mortgage Corp.	2.000	01/01/32	486	506,373
Federal Home Loan Mortgage Corp.	2.000	10/01/40	515	527,933
Federal Home Loan Mortgage Corp.	2.000	09/01/50	15,492	15,808,452
Federal Home Loan Mortgage Corp.	2.000	12/01/50	2,401	2,449,702
Federal Home Loan Mortgage Corp.	2.500	01/01/29	302	317,746
Federal Home Loan Mortgage Corp.	2.500	07/01/31	481	508,054
Federal Home Loan Mortgage Corp.	2.500	01/01/32	246	259,795
Federal Home Loan Mortgage Corp.	2.500	10/01/32	583	615,030
Federal Home Loan Mortgage Corp.	2.500	12/01/32	1,059	1,114,403
Federal Home Loan Mortgage Corp.	2.500	09/01/46	227	237,545
Federal Home Loan Mortgage Corp.	2.500	11/01/46	678	710,853
Federal Home Loan Mortgage Corp.	2.500	11/01/49	1,029	1,084,119
Federal Home Loan Mortgage Corp.	2.500	03/01/51	1,439	1,505,271
Federal Home Loan Mortgage Corp.	2.500	04/01/51	15,389	16,047,293
Federal Home Loan Mortgage Corp.	2.500	06/01/51	1,486	1,549,001
Federal Home Loan Mortgage Corp.	3.000	02/01/32	983	1,044,170
Federal Home Loan Mortgage Corp.	3.000	01/01/37	216	228,274
Federal Home Loan Mortgage Corp.	3.000	12/01/37	92	96,678
Federal Home Loan Mortgage Corp.	3.000	06/01/43	2,012	2,151,515
Federal Home Loan Mortgage Corp.	3.000	07/01/43	344	368,001
Federal Home Loan Mortgage Corp.	3.000	06/01/46	618	655,075
Federal Home Loan Mortgage Corp.	3.000	12/01/46	556	587,867
Federal Home Loan Mortgage Corp.	3.000	01/01/47	621	659,846
Federal Home Loan Mortgage Corp.	3.000	02/01/50	3,795	3,984,853
Federal Home Loan Mortgage Corp.	3.000	06/01/50	866	909,017
Federal Home Loan Mortgage Corp.	3.500	11/01/37	200	213,348
Federal Home Loan Mortgage Corp.	3.500	06/01/42	257	279,307
Federal Home Loan Mortgage Corp.	3.500	06/01/42	295	319,908
Federal Home Loan Mortgage Corp.	3.500	07/01/42	281	304,636
Federal Home Loan Mortgage Corp.	3.500	09/01/42	343	372,523
Federal Home Loan Mortgage Corp.	3.500	10/01/42	430	467,674
Federal Home Loan Mortgage Corp.	3.500	06/01/43	182	197,849
Federal Home Loan Mortgage Corp.	3.500	05/01/45	241	259,968
Federal Home Loan Mortgage Corp.	3.500	01/01/47	182	194,856
Federal Home Loan Mortgage Corp.	3.500	02/01/47	404	433,660
Federal Home Loan Mortgage Corp.	3.500	11/01/47	287	305,094
Federal Home Loan Mortgage Corp.	3.500	08/01/48	127	134,907
Federal Home Loan Mortgage Corp.	3.500	10/01/48	479	507,757
Federal Home Loan Mortgage Corp.	4.000	12/01/40	83	90,901
Federal Home Loan Mortgage Corp.	4.000	01/01/41	246	270,279
Federal Home Loan Mortgage Corp.	4.000	04/01/42	258	285,173
Federal Home Loan Mortgage Corp.	4.000	10/01/45	154	167,785
Federal Home Loan Mortgage Corp.	4.000	02/01/46	2,268	2,482,953
Federal Home Loan Mortgage Corp.	4.000	05/01/46	153	166,186

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	08/01/46	208		$226,277
Federal Home Loan Mortgage Corp.	4.000	11/01/47	159		171,196
Federal Home Loan Mortgage Corp.	4.000	04/01/48	248		265,633
Federal Home Loan Mortgage Corp.	4.000	05/01/48	251		268,196
Federal Home Loan Mortgage Corp.	4.000	07/01/48	484		518,333
Federal Home Loan Mortgage Corp.	4.500	06/01/42	98		109,494
Federal Home Loan Mortgage Corp.	4.500	09/01/44	123		135,981
Federal Home Loan Mortgage Corp.	4.500	07/01/45	319		354,561
Federal Home Loan Mortgage Corp.	4.500	04/01/47	1,422		1,549,301
Federal Home Loan Mortgage Corp.	4.500	07/01/47	150		162,450
Federal Home Loan Mortgage Corp.	4.500	07/01/47	331		359,907
Federal Home Loan Mortgage Corp.	4.500	11/01/47	639		694,630
Federal Home Loan Mortgage Corp.	4.500	02/01/48	199		215,880
Federal Home Loan Mortgage Corp.	4.500	07/01/48	439		473,581
Federal Home Loan Mortgage Corp.	5.000	08/01/40	223		255,551
Federal Home Loan Mortgage Corp.	5.000	12/01/47	260		283,867
Federal Home Loan Mortgage Corp.	5.000	02/01/48	403		445,073
Federal National Mortgage Assoc., 11th District Cost of Funds Index (COFI Rate) + 1.250% (Cap 12.740%, Floor 5.716%)	5.713(c)	12/01/30	—	(r)	464
11th District Cost of Funds Index (COFI Rate) + 2.000% (Cap 9.375%, Floor 2.000%)	2.375(c)	08/01/24	4		4,443
Federal National Mortgage Assoc.	0.875	08/05/30	1,735		1,672,279
Federal National Mortgage Assoc.	1.500	10/01/50	453		448,505
Federal National Mortgage Assoc.	1.500	11/01/50	1,267		1,254,541
Federal National Mortgage Assoc.	1.500	12/01/50	4,799		4,753,221
Federal National Mortgage Assoc.	1.625	01/07/25	1,545		1,609,346
Federal National Mortgage Assoc.	2.000	08/01/40	2,747		2,831,529
Federal National Mortgage Assoc.	2.000	02/01/41	2,418		2,492,939
Federal National Mortgage Assoc.	2.000	05/01/41	4,588		4,712,473
Federal National Mortgage Assoc.	2.000	10/01/50	15,284		15,596,009
Federal National Mortgage Assoc.	2.000	11/01/50	476		485,493
Federal National Mortgage Assoc.	2.000	01/01/51	3,856		3,941,545
Federal National Mortgage Assoc.	2.375	01/19/23	180		185,850
Federal National Mortgage Assoc.	2.500	TBA	9,000		9,355,430
Federal National Mortgage Assoc.	2.500	02/05/24(k)	645		680,970
Federal National Mortgage Assoc.	2.500	05/01/30	313		329,912
Federal National Mortgage Assoc.	2.500	04/01/31	943		996,676
Federal National Mortgage Assoc.	2.500	11/01/31	240		253,290
Federal National Mortgage Assoc.	2.500	02/01/43	91		95,949
Federal National Mortgage Assoc.	2.500	06/01/46	460		479,336
Federal National Mortgage Assoc.	2.500	09/01/46	220		230,198
Federal National Mortgage Assoc.	2.500	10/01/46	151		157,773
Federal National Mortgage Assoc.	2.500	10/01/46	241		251,671
Federal National Mortgage Assoc.	2.500	03/01/50	912		952,787

See Notes to Financial Statements.

PGIM Core Bond Fund	53

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.500%	08/01/50	5,630	$5,868,593
Federal National Mortgage Assoc.	2.500	11/01/50	2,643	2,755,371
Federal National Mortgage Assoc.	2.500	12/01/50	483	507,865
Federal National Mortgage Assoc.	3.000	TBA	8,000	8,368,438
Federal National Mortgage Assoc.	3.000	06/01/30	180	190,977
Federal National Mortgage Assoc.	3.000	05/01/31	74	77,878
Federal National Mortgage Assoc.	3.000	12/01/31	228	241,606
Federal National Mortgage Assoc.	3.000	05/01/32	214	226,601
Federal National Mortgage Assoc.	3.000	09/01/32	91	96,515
Federal National Mortgage Assoc.	3.000	11/01/36	165	173,731
Federal National Mortgage Assoc.	3.000	10/01/42	194	206,851
Federal National Mortgage Assoc.	3.000	10/01/42	288	306,262
Federal National Mortgage Assoc.	3.000	02/01/43	255	274,905
Federal National Mortgage Assoc.	3.000	04/01/43	348	370,593
Federal National Mortgage Assoc.	3.000	06/01/43	422	448,819
Federal National Mortgage Assoc.	3.000	12/01/45	652	702,234
Federal National Mortgage Assoc.	3.000	05/01/46	864	914,563
Federal National Mortgage Assoc.	3.000	09/01/46	764	816,244
Federal National Mortgage Assoc.	3.000	10/01/46	2,567	2,718,377
Federal National Mortgage Assoc.	3.000	11/01/46	931	989,887
Federal National Mortgage Assoc.	3.000	11/01/46	1,964	2,077,420
Federal National Mortgage Assoc.	3.000	03/01/47	644	681,433
Federal National Mortgage Assoc.	3.000	04/01/47	1,418	1,494,329
Federal National Mortgage Assoc.	3.000	12/01/49	3,893	4,080,396
Federal National Mortgage Assoc.	3.000	02/01/50	2,924	3,065,532
Federal National Mortgage Assoc.	3.000	03/01/50	695	728,381
Federal National Mortgage Assoc.	3.000	06/01/50	1,305	1,370,086
Federal National Mortgage Assoc.	3.500	12/01/29	118	126,870
Federal National Mortgage Assoc.	3.500	12/01/30	108	116,417
Federal National Mortgage Assoc.	3.500	07/01/31	575	617,127
Federal National Mortgage Assoc.	3.500	08/01/31	382	410,051
Federal National Mortgage Assoc.	3.500	02/01/33	190	203,840
Federal National Mortgage Assoc.	3.500	05/01/33	81	87,394
Federal National Mortgage Assoc.	3.500	10/01/41	112	122,003
Federal National Mortgage Assoc.	3.500	04/01/42	235	255,329
Federal National Mortgage Assoc.	3.500	05/01/42	247	267,967
Federal National Mortgage Assoc.	3.500	05/01/42	1,459	1,590,990
Federal National Mortgage Assoc.	3.500	06/01/42	657	716,092
Federal National Mortgage Assoc.	3.500	10/01/42	355	386,438
Federal National Mortgage Assoc.	3.500	10/01/42	421	459,280
Federal National Mortgage Assoc.	3.500	10/01/42	801	873,394
Federal National Mortgage Assoc.	3.500	06/01/43	197	213,795
Federal National Mortgage Assoc.	3.500	06/01/45	225	241,964
Federal National Mortgage Assoc.	3.500	06/01/45	413	443,091
Federal National Mortgage Assoc.	3.500	09/01/45	324	349,819

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	10/01/45	393	$423,528
Federal National Mortgage Assoc.	3.500	01/01/46	123	131,870
Federal National Mortgage Assoc.	3.500	01/01/46	309	330,753
Federal National Mortgage Assoc.	3.500	04/01/46	3,639	3,904,071
Federal National Mortgage Assoc.	3.500	11/01/46	171	182,887
Federal National Mortgage Assoc.	3.500	06/01/47	565	602,210
Federal National Mortgage Assoc.	3.500	07/01/47	351	374,033
Federal National Mortgage Assoc.	3.500	07/01/47	1,510	1,636,285
Federal National Mortgage Assoc.	3.500	08/01/47	258	275,408
Federal National Mortgage Assoc.	3.500	09/01/47	446	474,904
Federal National Mortgage Assoc.	3.500	10/01/47	1,525	1,625,232
Federal National Mortgage Assoc.	3.500	11/01/47	1,490	1,587,755
Federal National Mortgage Assoc.	3.500	01/01/48	259	274,772
Federal National Mortgage Assoc.	3.500	01/01/48	341	367,407
Federal National Mortgage Assoc.	3.500	04/01/48	751	798,925
Federal National Mortgage Assoc.	3.500	08/01/48	609	645,381
Federal National Mortgage Assoc.	3.500	10/01/48	412	436,997
Federal National Mortgage Assoc.	3.500	11/01/48	289	306,768
Federal National Mortgage Assoc.	4.000	09/01/40	190	209,032
Federal National Mortgage Assoc.	4.000	11/01/40	799	873,209
Federal National Mortgage Assoc.	4.000	02/01/41	333	366,077
Federal National Mortgage Assoc.	4.000	02/01/41	472	517,638
Federal National Mortgage Assoc.	4.000	12/01/41	304	335,786
Federal National Mortgage Assoc.	4.000	10/01/43	282	310,647
Federal National Mortgage Assoc.	4.000	09/01/44	145	158,283
Federal National Mortgage Assoc.	4.000	10/01/44	339	370,014
Federal National Mortgage Assoc.	4.000	12/01/45	130	141,029
Federal National Mortgage Assoc.	4.000	04/01/46	136	146,774
Federal National Mortgage Assoc.	4.000	08/01/46	204	220,395
Federal National Mortgage Assoc.	4.000	09/01/46	1,423	1,550,835
Federal National Mortgage Assoc.	4.000	02/01/47	655	703,517
Federal National Mortgage Assoc.	4.000	03/01/47	751	818,502
Federal National Mortgage Assoc.	4.000	06/01/47	468	502,277
Federal National Mortgage Assoc.	4.000	10/01/47	154	165,423
Federal National Mortgage Assoc.	4.000	11/01/47	305	327,910
Federal National Mortgage Assoc.	4.000	12/01/47	325	349,624
Federal National Mortgage Assoc.	4.000	02/01/48	305	326,976
Federal National Mortgage Assoc.	4.000	10/01/48	406	446,705
Federal National Mortgage Assoc.	4.000	03/01/49	1,962	2,091,868
Federal National Mortgage Assoc.	4.000	07/01/49	500	534,387
Federal National Mortgage Assoc.	4.500	08/01/40	90	100,459
Federal National Mortgage Assoc.	4.500	04/01/41	109	121,380
Federal National Mortgage Assoc.	4.500	06/01/41	268	298,141
Federal National Mortgage Assoc.	4.500	08/01/41	136	151,171
Federal National Mortgage Assoc.	4.500	08/01/41	363	401,362

See Notes to Financial Statements.

PGIM Core Bond Fund	55

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%	08/01/44	289	$321,417
Federal National Mortgage Assoc.	4.500	01/01/45	169	188,021
Federal National Mortgage Assoc.	4.500	11/01/47	218	236,778
Federal National Mortgage Assoc.	4.500	06/01/48	348	374,641
Federal National Mortgage Assoc.	4.500	07/01/48	2,965	3,195,889
Federal National Mortgage Assoc.	4.500	12/01/48	292	315,277
Federal National Mortgage Assoc.	4.500	02/01/49	98	105,674
Federal National Mortgage Assoc.	5.000	09/01/30	22	24,073
Federal National Mortgage Assoc.	5.000	10/01/40	196	220,542
Federal National Mortgage Assoc.	5.000	03/01/42	343	391,298
Federal National Mortgage Assoc.	5.000	10/01/47	342	376,639
Federal National Mortgage Assoc.	5.000	01/01/48	70	76,902
Federal National Mortgage Assoc.	5.500	01/01/40	107	122,586
Federal National Mortgage Assoc.	6.000	10/01/36	83	98,074
Federal National Mortgage Assoc.	6.000	07/01/41	87	101,688
Federal National Mortgage Assoc.	6.625	11/15/30(k)	485	709,777
Federal National Mortgage Assoc.	7.125	01/15/30(k)	80	117,847
Government National Mortgage Assoc.	2.000	03/20/51	1,453	1,489,386
Government National Mortgage Assoc.	2.500	TBA	3,000	3,112,852
Government National Mortgage Assoc.	2.500	TBA(tt)	4,000	4,158,594
Government National Mortgage Assoc.	2.500	12/20/46	395	413,091
Government National Mortgage Assoc.	2.500	05/20/51	1,503	1,562,749
Government National Mortgage Assoc.	2.500	08/20/51	1,205	1,254,327
Government National Mortgage Assoc.	3.000	07/20/42	568	606,180
Government National Mortgage Assoc.	3.000	03/20/43	372	396,892
Government National Mortgage Assoc.	3.000	08/20/43	71	75,732
Government National Mortgage Assoc.	3.000	09/20/43	139	148,278
Government National Mortgage Assoc.	3.000	01/20/44	127	134,939
Government National Mortgage Assoc.	3.000	05/20/45	149	157,989
Government National Mortgage Assoc.	3.000	08/15/45	157	164,945
Government National Mortgage Assoc.	3.000	05/20/46	932	985,270
Government National Mortgage Assoc.	3.000	07/20/46	1,512	1,600,709
Government National Mortgage Assoc.	3.000	08/20/46	82	86,924
Government National Mortgage Assoc.	3.000	10/20/46	475	502,897
Government National Mortgage Assoc.	3.000	03/20/47	941	1,000,036
Government National Mortgage Assoc.	3.000	01/20/48	126	132,305
Government National Mortgage Assoc.	3.000	08/20/48	2,100	2,204,356
Government National Mortgage Assoc.	3.000	09/20/49	976	1,024,126
Government National Mortgage Assoc.	3.000	12/20/49	1,063	1,112,658
Government National Mortgage Assoc.	3.000	01/20/50	1,603	1,685,963
Government National Mortgage Assoc.	3.000	04/20/50	292	305,934
Government National Mortgage Assoc.	3.000	06/20/50	782	818,749
Government National Mortgage Assoc.	3.500	01/15/42	94	100,544
Government National Mortgage Assoc.	3.500	12/20/42	271	291,484
Government National Mortgage Assoc.	3.500	01/20/43	400	430,511

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	02/20/43	182	$195,767
Government National Mortgage Assoc.	3.500	08/20/43	659	709,662
Government National Mortgage Assoc.	3.500	10/20/43	864	930,727
Government National Mortgage Assoc.	3.500	03/20/45	98	105,219
Government National Mortgage Assoc.	3.500	04/20/45	563	600,165
Government National Mortgage Assoc.	3.500	04/20/46	1,094	1,165,299
Government National Mortgage Assoc.	3.500	07/20/46	695	739,626
Government National Mortgage Assoc.	3.500	10/20/46	1,349	1,438,924
Government National Mortgage Assoc.	3.500	12/20/46	1,295	1,380,708
Government National Mortgage Assoc.	3.500	01/20/47	389	414,489
Government National Mortgage Assoc.	3.500	05/20/47	757	804,802
Government National Mortgage Assoc.	3.500	10/20/47	271	288,539
Government National Mortgage Assoc.	3.500	11/20/47	1,402	1,487,522
Government National Mortgage Assoc.	3.500	01/20/48	389	412,885
Government National Mortgage Assoc.	3.500	10/20/48	233	246,140
Government National Mortgage Assoc.	3.500	11/20/48	445	469,045
Government National Mortgage Assoc.	3.500	12/20/48	165	173,774
Government National Mortgage Assoc.	3.500	02/20/49	386	407,761
Government National Mortgage Assoc.	3.500	05/20/49	666	699,577
Government National Mortgage Assoc.	3.500	06/20/49	576	605,303
Government National Mortgage Assoc.	4.000	12/20/40	212	231,290
Government National Mortgage Assoc.	4.000	06/20/41	86	94,613
Government National Mortgage Assoc.	4.000	11/15/41	122	135,132
Government National Mortgage Assoc.	4.000	12/20/42	204	223,350
Government National Mortgage Assoc.	4.000	04/20/43	150	164,043
Government National Mortgage Assoc.	4.000	10/20/43	129	139,160
Government National Mortgage Assoc.	4.000	12/20/43	284	309,891
Government National Mortgage Assoc.	4.000	09/20/44	165	179,768
Government National Mortgage Assoc.	4.000	08/20/45	292	318,141
Government National Mortgage Assoc.	4.000	10/20/45	137	148,225
Government National Mortgage Assoc.	4.000	03/20/46	269	291,735
Government National Mortgage Assoc.	4.000	11/20/46	202	218,368
Government National Mortgage Assoc.	4.000	03/20/47	190	203,519
Government National Mortgage Assoc.	4.000	05/20/47	302	324,277
Government National Mortgage Assoc.	4.000	07/20/47	1,256	1,344,715
Government National Mortgage Assoc.	4.000	11/20/47	830	888,387
Government National Mortgage Assoc.	4.000	12/20/47	195	207,928
Government National Mortgage Assoc.	4.000	06/20/48	2,787	2,969,663
Government National Mortgage Assoc.	4.000	07/20/48	388	412,240
Government National Mortgage Assoc.	4.000	08/20/48	135	143,911
Government National Mortgage Assoc.	4.000	09/20/48	336	358,352
Government National Mortgage Assoc.	4.000	11/20/48	141	149,063
Government National Mortgage Assoc.	4.000	01/20/49	175	185,333
Government National Mortgage Assoc.	4.000	02/20/49	371	393,240
Government National Mortgage Assoc.	4.000	03/20/49	226	239,476

See Notes to Financial Statements.

PGIM Core Bond Fund	57

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.500%	12/20/41	451	$506,825
Government National Mortgage Assoc.	4.500	10/20/43	69	76,700
Government National Mortgage Assoc.	4.500	01/20/44	90	100,496
Government National Mortgage Assoc.	4.500	04/20/44	304	338,672
Government National Mortgage Assoc.	4.500	03/20/45	75	83,896
Government National Mortgage Assoc.	4.500	07/20/46	176	194,387
Government National Mortgage Assoc.	4.500	08/20/46	141	156,459
Government National Mortgage Assoc.	4.500	11/20/46	131	145,471
Government National Mortgage Assoc.	4.500	01/20/47	822	900,558
Government National Mortgage Assoc.	4.500	01/20/48	125	133,951
Government National Mortgage Assoc.	4.500	02/20/48	834	886,252
Government National Mortgage Assoc.	4.500	03/20/48	83	89,082
Government National Mortgage Assoc.	4.500	07/20/48	144	154,246
Government National Mortgage Assoc.	4.500	08/20/48	53	56,510
Government National Mortgage Assoc.	4.500	12/20/48	263	279,678
Government National Mortgage Assoc.	5.000	10/20/37	7	7,362
Government National Mortgage Assoc.	5.000	09/20/40	86	96,619
Government National Mortgage Assoc.	5.000	04/20/45	46	52,259
Government National Mortgage Assoc.	5.000	08/20/45	177	198,862
Government National Mortgage Assoc.	6.000	12/15/39	121	143,699

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $253,778,598)				259,018,635

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds	1.375	11/15/40(h)	9,945	9,245,742
U.S. Treasury Bonds	2.250	05/15/41	21,025	22,588,734
U.S. Treasury Bonds	3.125	08/15/44(k)	2,240	2,773,750
U.S. Treasury Notes	0.125	06/30/23	390	389,665
U.S. Treasury Notes	0.125	01/15/24(k)	155	154,491
U.S. Treasury Notes	1.250	06/30/28	4,825	4,908,684
U.S. Treasury Notes	2.875	05/15/28	7,715	8,686,608
U.S. Treasury Strips Coupon	1.750(s)	08/15/42	415	271,387
U.S. Treasury Strips Coupon	2.014(s)	11/15/41	1,195	796,542
U.S. Treasury Strips Coupon	2.222(s)	02/15/41	1,590	1,085,920
U.S. Treasury Strips Coupon	2.324(s)	05/15/42	1,195	789,027
U.S. Treasury Strips Coupon	2.335(s)	08/15/44	1,620	1,015,031
U.S. Treasury Strips Coupon	2.340(s)	02/15/43	3,590	2,328,171
U.S. Treasury Strips Coupon	2.346(s)	11/15/40	510	350,247
U.S. Treasury Strips Coupon	2.380(s)	05/15/41	1,590	1,076,977
U.S. Treasury Strips Coupon	2.394(s)	11/15/43(k)	2,087	1,327,202
U.S. Treasury Strips Coupon	2.434(s)	11/15/42(k)	16,395	10,657,390
U.S. Treasury Strips Coupon	2.434(s)	11/15/45	575	351,222
U.S. Treasury Strips Coupon	2.436(s)	02/15/46	415	252,064

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.524%(s)	11/15/39(k)	280	$197,859

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,273,665)				69,246,713

TOTAL LONG-TERM INVESTMENTS (cost $1,380,963,895)				1,430,472,889

			Shares

SHORT-TERM INVESTMENTS 3.3%

AFFILIATED MUTUAL FUNDS 3.3%
PGIM Core Ultra Short Bond Fund(wa)			37,204,247	37,204,247
PGIM Institutional Money Market Fund (cost $11,300,770; includes $11,299,983 of cash collateral for securities on loan)(b)(wa)			11,314,212	11,307,424

TOTAL SHORT-TERM INVESTMENTS (cost $48,505,017)				48,511,671

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 102.3% (cost $1,429,468,912)				1,478,984,560

OPTION WRITTEN*~ (0.0)% (premiums received $0)				(2,256)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.3% (cost $1,429,468,912)				1,478,982,304
Liabilities in excess of other assets(z) (2.3)%				(33,557,547)

NET ASSETS 100.0%				$1,445,424,757

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CBOE—Chicago Board Options Exchange

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMT—Constant Maturity Treasury

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

See Notes to Financial Statements.

PGIM Core Bond Fund	59

Schedule of Investments (continued)

as of July 31, 2021

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

SOFR—Secured Overnight Financing Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,724 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,097,691; cash collateral of $11,299,983 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 4,000,000 is 0.3% of net assets.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

60

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,790	$(2,256)

(premiums received $0)

Futures contracts outstanding at July 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
585	2 Year U.S. Treasury Notes	Sep. 2021	$129,083,906	$3,240
875	5 Year U.S. Treasury Notes	Sep. 2021	108,889,646	524,415
179	20 Year U.S. Treasury Bonds	Sep. 2021	29,484,656	1,275,358
349	30 Year U.S. Ultra Treasury Bonds	Sep. 2021	69,636,406	4,095,378

				5,898,391

Short Positions:
279	10 Year U.S. Treasury Notes	Sep. 2021	37,512,424	(513,403)
411	10 Year U.S. Ultra Treasury Notes	Sep. 2021	61,752,750	(2,455,926)

				(2,969,329)

				$2,929,062

Credit default swap agreement outstanding at July 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	08/14/21	0.250%(M)	13,790	*	$4,980	$(406)	$5,386	Goldman Sachs International

See Notes to Financial Statements.

PGIM Core Bond Fund	61

Schedule of Investments (continued)

as of July 31, 2021

Credit default swap agreement outstanding at July 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	3,100	0.443%	$10,467	$6,513	$3,954	Bank of America, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	$(33,867)	$(23,279)	$(10,588)	Morgan Stanley & Co. International PLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

62

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at July 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
			U.S. CPI Urban Consumers
3,310	01/12/26	2.205%(T)	NSA Index(2)(T)	$—	$(156,599)	$(156,599)
			U.S. CPI Urban Consumers
6,620	01/13/26	2.152%(T)	NSA Index(2)(T)	—	(332,039)	(332,039)
			U.S. CPI Urban Consumers
21,870	02/02/26	2.295%(T)	NSA Index(2)(T)	(72,273)	(927,798)	(855,525)
			U.S. CPI Urban Consumers
9,915	02/18/26	2.370%(T)	NSA Index(2)(T)	—	(373,227)	(373,227)

				$(72,273)	$(1,789,663)	$(1,717,390)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreement	$6,513	$(23,685)	$9,340	$(10,588)

See Notes to Financial Statements.

PGIM Core Bond Fund	63

Schedule of Investments (continued)

as of July 31, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$4,641,100

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$65,049,475	$—
Collateralized Loan Obligations	—	175,779,621	—
Consumer Loans	—	8,502,605	—
Credit Cards	—	2,484,499	—
Equipment	—	3,341,385	—
Home Equity Loans	—	681,997	—
Manufactured Housing	—	715,958	—
Residential Mortgage-Backed Securities	—	5,030,043	—
Student Loans	—	12,521,176	—
Commercial Mortgage-Backed Securities	—	233,488,352	—
Corporate Bonds	—	473,168,733	—
Municipal Bonds	—	8,714,825	—
Residential Mortgage-Backed Securities	—	102,693,567	—
Sovereign Bonds	—	10,035,305	—
U.S. Government Agency Obligations	—	259,018,635	—
U.S. Treasury Obligations	—	69,246,713	—
Short-Term Investments
Affiliated Mutual Funds	48,511,671	—	—

Total	$48,511,671	$1,430,472,889	$—

Liabilities
Option Written	$—	$—	$(2,256)

See Notes to Financial Statements.

64

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$5,898,391	$—	$—
OTC Credit Default Swap Agreements	—	10,467	4,980

Total	$5,898,391	$10,467	$4,980

Liabilities
Futures Contracts	$(2,969,329)	$—	$—
OTC Credit Default Swap Agreement	—	(33,867)	—
Centrally Cleared Inflation Swap Agreements	—	(1,717,390)	—

Total	$(2,969,329)	$(1,751,257)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

U.S. Government Agency Obligations	17.9%
Commercial Mortgage-Backed Securities	16.2
Collateralized Loan Obligations	12.2
Banks	9.6
Residential Mortgage-Backed Securities	7.4
U.S. Treasury Obligations	4.8
Automobiles	4.5
Electric	3.4
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	3.3
Oil & Gas	2.1
Pharmaceuticals	1.7
Telecommunications	1.6
Pipelines	1.5
Media	1.2
Healthcare-Services	1.0
Student Loans	0.9
Real Estate Investment Trusts (REITs)	0.8
Insurance	0.8
Semiconductors	0.7
Sovereign Bonds	0.7
Commercial Services	0.7
Aerospace & Defense	0.7

Retail	0.7%
Beverages	0.7
Auto Manufacturers	0.6
Municipal Bonds	0.6
Consumer Loans	0.6
Packaging & Containers	0.6
Software	0.6
Agriculture	0.5
Diversified Financial Services	0.5
Gas	0.4
Foods	0.3
Building Materials	0.3
Water	0.2
Equipment	0.2
Chemicals	0.2
Biotechnology	0.2
Mining	0.2
Airlines	0.2
Credit Cards	0.2
Iron/Steel	0.1
Computers	0.1
Transportation	0.1
Lodging	0.1
Engineering & Construction	0.1

See Notes to Financial Statements.

PGIM Core Bond Fund	65

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Electronics	0.1%
Machinery-Construction & Mining	0.1
Manufactured Housing	0.1
Home Equity Loans	0.0	*
Multi-National	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Healthcare-Products	0.0	*
Machinery-Diversified	0.0	*
Housewares	0.0	*

	102.3
Option Written	(0.0	)*
Liabilities in excess of other assets	(2.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$6,513		Premiums received for OTC swap agreements	$23,685
Credit contracts	—	—		Options written outstanding, at value	2,256
Credit contracts	Unrealized appreciation on OTC swap agreements	9,340		Unrealized depreciation on OTC swap agreements	10,588
Interest rate contracts	Due from/to broker- variation margin futures	5,898,391	*	Due from/to broker-variation margin futures	2,969,329	*

See Notes to Financial Statements.

66

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin swaps	$1,717,390	*

		$5,914,244		$4,723,248

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$56,241
Interest rate contracts	777,964	(142,953)	(7,336,374)	793,800

Total	$777,964	$(142,953)	$(7,336,374)	$850,041

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$—	$(2,256)	$—	$103,242
Interest rate contracts	(334,866)	—	3,649,725	(1,192,094)

Total	$(334,866)	$(2,256)	$3,649,725	$(1,088,852)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Core Bond Fund	67

Schedule of Investments (continued)

as of July 31, 2021

For the year ended July 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$17,526	$2,783,200	$310,130,751	$120,134,502

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$22,644,000	$7,828,200

Credit Default Swap Agreements— Sell Protection(2)
$10,415,998

(1)	Cost.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended July 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$11,097,691	$(11,097,691)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$10,467	$—	$10,467	$(10,467)	$—

See Notes to Financial Statements.

68

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs International	$5,386	$(2,662)	$2,724	$—	$2,724
Morgan Stanley & Co. International PLC	—	(33,867)	(33,867)	—	(33,867)

	$15,853	$(36,529)	$(20,676)	$(10,467)	$(31,143)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Core Bond Fund	69

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $11,097,691:
Unaffiliated investments (cost $1,380,963,895)	$1,430,472,889
Affiliated investments (cost $48,505,017)	48,511,671
Cash	37,785
Dividends and interest receivable	5,606,581
Receivable for Fund shares sold	2,889,896
Receivable for investments sold	1,938,944
Due from broker—variation margin futures	283,750
Due from broker—variation margin swaps	57,650
Unrealized appreciation on OTC swap agreements	9,340
Premiums paid for OTC swap agreements	6,513
Prepaid expenses	476

Total Assets	1,489,815,495

Liabilities
Payable for investments purchased	30,240,971
Payable to broker for collateral for securities on loan	11,299,983
Payable for Fund shares purchased	2,194,471
Management fee payable	296,540
Accrued expenses and other liabilities	223,438
Distribution fee payable	51,988
Dividends payable	40,632
Premiums received for OTC swap agreements	23,685
Unrealized depreciation on OTC swap agreements	10,588
Affiliated transfer agent fee payable	4,435
Options written outstanding, at value	2,256
Trustees’ fees payable	1,751

Total Liabilities	44,390,738

Net Assets	$1,445,424,757

Net assets were comprised of:
Shares of beneficial interest, at par	$137,296
Paid-in capital in excess of par	1,404,668,093
Total distributable earnings (loss)	40,619,368

Net assets, July 31, 2021	$1,445,424,757

See Notes to Financial Statements.

70

Class A
Net asset value and redemption price per share, ($216,235,362 ÷ 20,543,788 shares of beneficial interest issued and outstanding)	$10.53
Maximum sales charge (3.25% of offering price)	0.35

Maximum offering price to public	$10.88

Class C
Net asset value, offering price and redemption price per share, ($7,663,807 ÷ 727,645 shares of beneficial interest issued and outstanding)	$10.53

Class R
Net asset value, offering price and redemption price per share, ($20,516 ÷ 1,950 shares of beneficial interest issued and outstanding)	$10.52

Class Z
Net asset value, offering price and redemption price per share, ($276,536,895 ÷ 26,267,943 shares of beneficial interest issued and outstanding)	$10.53

Class R6
Net asset value, offering price and redemption price per share, ($944,968,177 ÷ 89,754,784 shares of beneficial interest issued and outstanding)	$10.53

See Notes to Financial Statements.

PGIM Core Bond Fund	71

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Interest income	$27,550,423
Affiliated dividend income	158,266
Income from securities lending, net (including affiliated income of $24,457)	26,714

Total income	27,735,403

Expenses
Management fee	4,265,509
Distribution fee(a)	590,227
Transfer agent’s fees and expenses (including affiliated expense of $24,674)(a)	460,622
Registration fees(a)	145,204
Custodian and accounting fees	130,621
Shareholders’ reports	84,805
Audit fee	67,104
Trustees’ fees	25,657
Legal fees and expenses	25,257
SEC registration fees	11,000
Miscellaneous	34,335

Total expenses	5,840,341
Less: Fee waiver and/or expense reimbursement(a)	(756,380)
Distribution fee waiver(a)	(46)

Net expenses	5,083,915

Net investment income (loss)	22,651,488

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,079))	6,549,064
Futures transactions	(7,336,374)
Options written transactions	(142,953)
Swap agreement transactions	850,041

(80,222)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,705))	(18,080,579)
Futures	3,649,725
Options written	(2,256)
Swap agreements	(1,088,852)

(15,521,962)

Net gain (loss) on investment transactions	(15,602,184)

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,049,304

See Notes to Financial Statements.

72

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	507,407	82,684	136	—	—
Transfer agent’s fees and expenses	151,055	8,918	84	293,795	6,770
Registration fees	38,062	11,662	9,773	30,729	54,978
Fee waiver and/or expense reimbursement	(57,479)	(12,234)	(9,836)	(378,143)	(298,688)
Distribution fee waiver	—	—	(46)	—	—

See Notes to Financial Statements.

PGIM Core Bond Fund	73

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,651,488	$21,965,641
Net realized gain (loss) on investment transactions	(80,222)	15,395,664
Net change in unrealized appreciation (depreciation) on investments	(15,521,962)	52,192,341

Net increase (decrease) in net assets resulting from operations	7,049,304	89,553,646

Dividends and Distributions
Distributions from distributable earnings
Class A	(5,023,890)	(2,925,571)
Class C	(146,985)	(105,633)
Class R	(400)	(374)
Class Z	(8,050,921)	(6,205,888)
Class R6	(23,683,618)	(16,854,435)

	(36,905,814)	(26,091,901)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	599,342,272	729,705,122
Net asset value of shares issued in reinvestment of dividends and distributions	36,373,088	25,779,534
Cost of shares purchased	(349,563,334)	(240,586,128)

Net increase (decrease) in net assets from Fund share transactions	286,152,026	514,898,528

Total increase (decrease)	256,295,516	578,360,273

Net Assets:
Beginning of year	1,189,129,241	610,768,968

End of year	$1,445,424,757	$1,189,129,241

See Notes to Financial Statements.

74

Financial Highlights

Class A Shares

	Year Ended July 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.78	$10.09	$9.63	$9.99	$10.22

Income (loss) from investment operations:

Net investment income (loss)	0.15	0.21	0.26	0.22	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.74	0.49	(0.33)	(0.20)

Total from investment operations	0.02	0.95	0.75	(0.11)	(0.02)

Less Dividends and Distributions:

Dividends from net investment income	(0.20)	(0.26)	(0.29)	(0.25)	(0.21)

Distributions from net realized gains	(0.07)	- (b)	-	-	-

Total dividends and distributions	(0.27)	(0.26)	(0.29)	(0.25)	(0.21)

Net asset value, end of year	$10.53	$10.78	$10.09	$9.63	$9.99

Total Return(c):	0.17%	9.50%	7.90%	(1.14)%	(0.13)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$216,235	$181,510	$75,923	$53,967	$43,489

Average net assets (000)	$202,963	$119,286	$59,735	$48,790	$38,131

Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	0.66%	0.70%	0.70%	0.70%	0.70%

Expenses before waivers and/or expense reimbursement	0.69%	0.75%	0.82%	0.84%	0.89%

Net investment income (loss)	1.42%	2.01%	2.66%	2.23%	1.77%

Portfolio turnover rate(f)(g)	117%	90%	69%	172%	314%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund	75

Financial Highlights (continued)

Class C Shares

		Year Ended July 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.79	$10.10	$9.64	$9.99	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.07	0.13	0.19	0.14	0.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)	0.74	0.48	(0.32)	(0.20)

Total from investment operations	(0.08)	0.87	0.67	(0.18)	(0.10)

Less Dividends and Distributions:

Dividends from net investment income	(0.11)	(0.18)	(0.21)	(0.17)	(0.14)

Distributions from net realized gains	(0.07)	- (b)	-	-	-

Total dividends and distributions	(0.18)	(0.18)	(0.21)	(0.17)	(0.14)

Net asset value, end of year	$10.53	$10.79	$10.10	$9.64	$9.99

Total Return(c):	(0.71)%	8.68%	7.09%	(1.78)%	(0.98)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$7,664	$8,596	$4,042	$3,530	$3,486

Average net assets (000)	$8,268	$6,244	$3,593	$3,635	$3,009

Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%

Expenses before waivers and/or expense reimbursement	1.60%	1.78%	1.95%	1.99%	1.64%

Net investment income (loss)	0.64%	1.25%	1.91%	1.47%	0.98%

Portfolio turnover rate(f)(g)	117%	90%	69%	172%	314%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R Shares

	Year Ended July 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.78	$10.09	$9.63	$9.99	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.12	0.19	0.23	0.20	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	0.73	0.49	(0.34)	(0.20)

Total from investment operations	(0.02)	0.92	0.72	(0.14)	(0.05)

Less Dividends and Distributions:

Dividends from net investment income	(0.17)	(0.23)	(0.26)	(0.22)	(0.19)

Distributions from net realized gains	(0.07)	- (b)	-	-	-

Total dividends and distributions	(0.24)	(0.23)	(0.26)	(0.22)	(0.19)

Net asset value, end of year	$10.52	$10.78	$10.09	$9.63	$9.99

Total Return(c):	(0.22)%	9.23%	7.63%	(1.39)%	(0.48)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$21	$18	$16	$15	$11

Average net assets (000)	$18	$17	$15	$13	$10

Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%

Expenses before waivers and/or expense reimbursement	55.36%	102.99%	89.73%	113.11%	1.40%

Net investment income (loss)	1.13%	1.80%	2.41%	1.99%	1.46%

Portfolio turnover rate(f)(g)	117%	90%	69%	172%	314%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund	77

Financial Highlights (continued)

Class Z Shares

	Year Ended July 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.78	$10.09	$9.63	$9.99	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.19	0.25	0.28	0.24	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	0.73	0.49	(0.33)	(0.19)

Total from investment operations	0.05	0.98	0.77	(0.09)	-

Less Dividends and Distributions:

Dividends from net investment income	(0.23)	(0.29)	(0.31)	(0.27)	(0.24)

Distributions from net realized gains	(0.07)	- (b)	-	-	-

Total dividends and distributions	(0.30)	(0.29)	(0.31)	(0.27)	(0.24)

Net asset value, end of year	$10.53	$10.78	$10.09	$9.63	$9.99

Total Return(c):	0.41%	9.98%	8.17%	(0.90)%	0.02%

Ratios/Supplemental Data:

Net assets, end of year (000)	$276,537	$282,256	$162,803	$101,369	$82,297

Average net assets (000)	$285,073	$220,426	$115,704	$84,455	$113,324

Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	0.33%	0.35%	0.44%	0.45%	0.45%

Expenses before waivers and/or expense reimbursement	0.46%	0.49%	0.53%	0.52%	0.61%

Net investment income (loss)	1.76%	2.38%	2.92%	2.48%	1.89%

Portfolio turnover rate(f)(g)	117%	90%	69%	172%	314%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class R6 Shares

	Year Ended July 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$10.79	$10.10	$9.64	$9.99	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.19	0.25	0.29	0.25	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)	0.73	0.49	(0.32)	(0.22)

Total from investment operations	0.04	0.98	0.78	(0.07)	-

Less Dividends and Distributions:

Dividends from net investment income	(0.23)	(0.29)	(0.32)	(0.28)	(0.24)

Distributions from net realized gains	(0.07)	- (b)	-	-	-

Total dividends and distributions	(0.30)	(0.29)	(0.32)	(0.28)	(0.24)

Net asset value, end of year	$10.53	$10.79	$10.10	$9.64	$9.99

Total Return(c):	0.42%	10.00%	8.12%	(0.74)%	0.07%

Ratios/Supplemental Data:

Net assets, end of year (000)	$944,968	$716,750	$367,985	$290,530	$201,345

Average net assets (000)	$836,649	$595,755	$309,110	$254,525	$83,714

Ratios to average net assets(d)(e):

Expenses after waivers and/or expense reimbursement	0.32%	0.33%	0.39%	0.40%	0.40%

Expenses before waivers and/or expense reimbursement	0.36%	0.38%	0.44%	0.45%	0.53%

Net investment income (loss)	1.76%	2.39%	2.97%	2.54%	2.22%

Portfolio turnover rate(f)(g)	117%	90%	69%	172%	314%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund	79

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Core Bond Fund (the “Fund”).

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

80

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing

PGIM Core Bond Fund	81

Notes to Financial Statements (continued)

derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

82

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund

PGIM Core Bond Fund	83

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in

84

the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment

PGIM Core Bond Fund	85

Notes to Financial Statements (continued)

risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general

86

obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes

PGIM Core Bond Fund	87

Notes to Financial Statements (continued)

such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are

88

allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises each subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.32% of the Fund’s average daily net assets up to $10 billion; and 0.31% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.32% for the year ended July 31, 2021.

The Manager has contractually agreed, through November 30, 2022, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.70% of

PGIM Core Bond Fund	89

Notes to Financial Statements (continued)

average daily net assets for Class A shares, 1.45% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class R shares, 0.33% of average daily net assets for Class Z shares, and 0.32% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended July 31, 2021, PIMS received $643,058 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2021, PIMS received $21,353 and $2,880 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $1,546,285,926 and $1,279,881,127, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$55,054,897	$589,003,412	$606,854,062	$—	$—	$37,204,247	37,204,247	$158,266

PGIM Institutional Money Market Fund (1)(b)(wa)
39,997,531	293,463,243	322,140,566	(6,705)	(6,079)	11,307,424	11,314,212	24,457	(2)

$95,052,428	$882,466,655	$928,994,628	$(6,705)	$(6,079)	$48,511,671		$182,723

(1)	The Fund did not have any capital gain distributions during the reporting period.

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Notes to Financial Statements (continued)

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $31,712,116 of ordinary income and $5,193,698 of long-term capital gains. For the year ended July 31, 2020, the tax character of dividends paid by the Fund were $25,902,500 of ordinary income and $189,401 of long-term capital gains.

As of July 31, 2021, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,436,473,609	$51,724,798	$(8,022,851)	$43,701,947

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, amortization of premiums, futures and other cost basis differences between GAAP and tax accounting.

The Fund elected to treat post-October losses of approximately $3,042,000 as having been incurred in the following fiscal year (July 31, 2022).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

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7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R	1,156	59.3%
Class R6	5	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	83.6%

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Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2021:
Shares sold	8,926,376	$94,433,452
Shares issued in reinvestment of dividends and distributions	474,951	5,018,631
Shares purchased	(5,511,907)	(58,456,810)

Net increase (decrease) in shares outstanding before conversion	3,889,420	40,995,273
Shares issued upon conversion from other share class(es)	139,306	1,473,392
Shares purchased upon conversion into other share class(es)	(317,962)	(3,358,209)

Net increase (decrease) in shares outstanding	3,710,764	$39,110,456

Year ended July 31, 2020:
Shares sold	11,997,070	$124,717,956
Shares issued in reinvestment of dividends and distributions	278,920	2,898,472
Shares purchased	(2,963,749)	(30,547,949)

Net increase (decrease) in shares outstanding before conversion	9,312,241	97,068,479
Shares issued upon conversion from other share class(es)	81,423	836,957
Shares purchased upon conversion into other share class(es)	(83,334)	(863,063)

Net increase (decrease) in shares outstanding	9,310,330	$97,042,373

Class C
Year ended July 31, 2021:
Shares sold	252,640	$2,685,467
Shares issued in reinvestment of dividends and distributions	13,847	146,838
Shares purchased	(266,933)	(2,820,952)

Net increase (decrease) in shares outstanding before conversion	(446)	11,353
Shares purchased upon conversion into other share class(es)	(68,504)	(724,499)

Net increase (decrease) in shares outstanding	(68,950)	$(713,146)

Year ended July 31, 2020:
Shares sold	582,398	$6,004,983
Shares issued in reinvestment of dividends and distributions	10,089	104,950
Shares purchased	(151,341)	(1,568,722)

Net increase (decrease) in shares outstanding before conversion	441,146	4,541,211
Shares purchased upon conversion into other share class(es)	(44,776)	(464,613)

Net increase (decrease) in shares outstanding	396,370	$4,076,598

Class R
Year ended July 31, 2021:
Shares sold	250	$2,600
Shares issued in reinvestment of dividends and distributions	38	400
Shares purchased	(1)	(13)

Net increase (decrease) in shares outstanding	287	$2,987

Year ended July 31, 2020:
Shares sold	32	$334
Shares issued in reinvestment of dividends and distributions	36	373
Shares purchased	(1)	(13)

Net increase (decrease) in shares outstanding	67	$694

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Class Z	Shares	Amount
Year ended July 31, 2021:
Shares sold	14,015,709	$148,099,618
Shares issued in reinvestment of dividends and distributions	712,925	7,534,049
Shares purchased	(14,007,668)	(147,779,761)

Net increase (decrease) in shares outstanding before conversion	720,966	7,853,906
Shares issued upon conversion from other share class(es)	307,551	3,255,441
Shares purchased upon conversion into other share class(es)	(932,129)	(9,665,079)

Net increase (decrease) in shares outstanding	96,388	$1,444,268

Year ended July 31, 2020:
Shares sold	16,016,445	$165,403,199
Shares issued in reinvestment of dividends and distributions	579,634	6,021,326
Shares purchased	(6,603,959)	(67,986,748)

Net increase (decrease) in shares outstanding before conversion	9,992,120	103,437,777
Shares issued upon conversion from other share class(es)	113,709	1,185,032
Shares purchased upon conversion into other share class(es)	(62,585)	(644,821)

Net increase (decrease) in shares outstanding	10,043,244	$103,977,988

Class R6
Year ended July 31, 2021:
Shares sold	33,556,714	$354,121,135
Shares issued in reinvestment of dividends and distributions	2,241,425	23,673,170
Shares purchased	(13,368,148)	(140,505,798)

Net increase (decrease) in shares outstanding before conversion	22,429,991	237,288,507
Shares issued upon conversion from other share class(es)	934,590	9,683,316
Shares purchased upon conversion into other share class(es)	(62,796)	(664,362)

Net increase (decrease) in shares outstanding	23,301,785	$246,307,461

Year ended July 31, 2020:
Shares sold	41,967,800	$433,578,650
Shares issued in reinvestment of dividends and distributions	1,612,758	16,754,413
Shares purchased	(13,571,928)	(140,482,696)

Net increase (decrease) in shares outstanding before conversion	30,008,630	309,850,367
Shares issued upon conversion from other share class(es)	64,105	666,909
Shares purchased upon conversion into other share class(es)	(68,514)	(716,401)

Net increase (decrease) in shares outstanding	30,004,221	$309,800,875

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely

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principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on each subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater

PGIM Core Bond Fund	97

Notes to Financial Statements (continued)

volatility and price declines. In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for

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instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

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Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. No assurance can be given that the U.S. government would

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provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Core Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 22, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

102

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Core Bond Fund	103

Tax Information (unaudited)

For the tax year ended July 31, 2021, the Fund reports 80.98% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.87% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

104

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94

President and Board Member,

The Joyce Foundation

(charitable foundation) (since

2002); formerly Vice Chair, City

Colleges of Chicago (community

college system) (2011-2015);

Trustee, National Park

Foundation (charitable

foundation for national park

system) (2009-2018); Trustee,

Economic Club of Chicago

(2009-2016); Trustee, Loyola

University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94

Retired; formerly Managing

Director (April 2008-May 2015)

and Chief Investment Officer

(October 2008-November 2013)

of Highmount Capital LLC

(registered investment adviser);

formerly Executive Vice

President and Chief Investment

Officer (April 1993-August

2007) of Bank of New York

Company; President (May

2003-May 2007) of BNY

Hamilton Family of Mutual

Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91

President and Chief Executive

Officer (since March 1995) and

formerly Chief Operating Officer

(December 1989-February

1995) of Telemat Limited LLC

(formerly Telemat Ltd)

(management consulting);

formerly Vice President (January

1985-June 1989) at Morgan

Stanley & Co. (broker-dealer).

Trustee of Equity Residential

(residential real estate) (since

December 2009); Director of

Northern Trust Corporation

(financial services) (since April

2006); formerly Director of

Anixter International, Inc.

(communication products

distributor) (January 2006-June

2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93

Retired; formerly President

(2005-2016), Global Chief

Operating Officer (2014-2016),

Chief Investment Officer -

Global Head of Fixed Income

(1998-2014), and various

portfolio manager roles

(1986-2006), Manulife Asset

Management (asset

management).

Formerly Director, Manulife

Trust Company (2011-2018);

formerly Director, Manulife

Asset Management Limited

(2015-2017); formerly

Chairman of the Board of

Directors of Manulife Asset

Management U.S. (2005-2016);

formerly Chairman of the Board,

Declaration Investment

Management and Research

(2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94

Retired; Executive Committee of

the Independent Directors

Council (IDC) Board of

Governors (since October 2019);

Member (since November 2014)

of the Governing Council of the

IDC (organization of

independent mutual fund

directors); formerly President

and Chief Executive Officer

(2005-2012), Senior Vice

President (2004-2005), Senior

Vice President of Sales and

Marketing (1997-2004), and

various executive management

positions (1990-1997), John

Hancock Funds, LLC (asset

management); Chairman,

Investment Company Institute’s

Sales Force Marketing

Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90

A. Barton Hepburn Professor

Emerita of Economics in the

Faculty of Business, Columbia

Business School (since 2018);

Visiting Fellow at the Hoover

Institution, Stanford University

(since 2015); Sole Member,

ReidCourt LLC (since 2008) (a

consulting firm); formerly

Visiting Professor of Law,

Stanford Law School

(2015-2021); formerly A. Barton

Hepburn Professor of Economics

in the Faculty of Business,

Columbia Business School

(1996-2017); formerly

Managing Director, Global Head

of Alternative Investment

Strategies, Deutsche Bank

(2006-2008).

Independent Director, Roku

(since December 2020)

(communication services);

formerly Independent Director,

Synnex Corporation

(2019-2021) (information

technology); formerly

Independent Director, Kabbage,

Inc. (2018-2020) (financial

services); formerly Independent

Director, Corporate Capital Trust

(2017-2018) (a business

development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93

Retired; formerly Chief

Economist for the Investment

Company Institute (ICI)

(2005-2017); formerly Senior

Economist and Director of

Industry and Financial Analysis

at the ICI (1998-2004); formerly

Senior Economist, Industry and

Financial Analysis at the ICI

(1996-1998); formerly Staff

Economist at the Federal

Reserve Board (1989-1996);

Director, ICI Mutual Insurance

Company (2012-2017).

		None.	Since March 2018

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93

Retired; formerly Treasurer and

Principal Financial and

Accounting Officer of the PGIM

Funds, Target Funds, Advanced

Series Trust, Prudential Variable

Contract Accounts and The

Prudential Series Fund

(1998-June 2014); Assistant

Treasurer (March 1999-June

2014) and Senior Vice President

(September 1999-June 2014) of

PGIM Investments LLC;

Assistant Treasurer (May

2003-June 2014) and Vice

President (June 2005-June

2014) of AST Investment

Services, Inc.; Senior Vice

President and Assistant

Treasurer (May 2003-June

2014) of Prudential Annuities

Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93

President, Chief Executive

Officer, Chief Operating Officer

and Officer in Charge of PGIM

Investments LLC (formerly

known as Prudential

Investments LLC) (since

January 2012); formerly

Executive Vice President of

Jennison Associates LLC and

Head of Retail Distribution of

PGIM Investments LLC (June

2005-December 2011);

Investment Company Institute -

Board of Governors (since May

2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94

Executive Vice President (since

May 2009) of PGIM Investments

LLC; Vice President (since June

2012) of Prudential Investment

Management Services LLC;

Executive Vice President (since

September 2009) of AST

Investment Services, Inc.;

Senior Vice President of Product

Development and Marketing,

PGIM Investments (since

February 2006); formerly Vice

President of Product

Development and Product

Management, PGIM

Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of

PGIM Investments LLC (since August 2020); Chief Legal

Officer of Prudential Mutual Fund Services LLC (since August

2020); Chief Legal Officer of PIFM Holdco, LLC (since August

2020); Vice President and Corporate Counsel (since January

2005) of Prudential; and Corporate Counsel of AST

Investment Services, Inc. (since August 2020); formerly Vice

President and Assistant Secretary of PGIM Investments LLC

(2005-2020); formerly Associate at Sidley Austin Brown &

Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM

Investments LLC; Chief Compliance Officer (since July 2019)

of the PGIM Funds, Target Funds, Advanced Series Trust, The

Prudential Series Fund, Prudential’s Gibraltar Fund, Inc.,

PGIM Global High Yield Fund, Inc., PGIM High Yield Bond

Fund, Inc., and PGIM Short Duration High Yield Opportunities

Fund; Vice President and Deputy Chief Compliance Officer

(June 2017-2019) of PGIM Investments LLC; formerly Senior

Vice President and Senior Counsel (January 2016-June

2017), and Vice President and Counsel (February

2012-December 2015) of Pacific Investment Management

Company LLC.

Since July 2019

PGIM Core Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments

LLC; formerly Vice President and Corporate Counsel

(2010-2018) of Prudential; formerly Director and Corporate

Counsel (2006-2010) of Prudential; Vice President and

Assistant Secretary (since January 2007) of PGIM

Investments LLC; Vice President and Assistant Secretary

(since January 2007) of Prudential Mutual Fund Services

LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September

2015) of Prudential; Vice President and Assistant Secretary

(since August 2020) of PGIM Investments LLC; formerly

Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September

2018) of Prudential; Vice President and Assistant Secretary

(since August 2020) of PGIM Investments LLC; formerly

Director and Corporate Counsel (March 2014-September

2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020)

of Prudential; formerly Director and Senior Counsel of Allianz

Global Investors U.S. Holdings LLC (2010-2020) and

Assistant Secretary of numerous funds in the Allianz fund

complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM

Investments LLC (since November 2018); formerly Director of

Fund Administration of Lord Abbett & Co. LLC (2009-2018),

Treasurer and Principal Accounting Officer of the Lord Abbett

Family of Funds (2017-2018); Director of Accounting, Avenue

Capital Group (2008-2009); Senior Manager, Investment

Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since June 2021) of

Prudential; formerly, Director Global Financial Crimes Unit

(December 2015 to June 2021) of Prudential; formerly,

Director, Operational Risk Management for Prudential Real

Estate Investors (January 2010 to December 2015).

Ms. Cordes obtained a Certified Anti-Money Laundering

Specialist designation in 2017.

Since September 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Core Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

1	PGIM Core Bond Fund is a series of The Target Portfolio Trust.

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, though it underperformed over the ten-year period.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.95% for Class R shares, 0.33% for Class Z shares, and 0.32% for Class R6 shares through November 30, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing. should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX

CUSIP	875921769	875921751	875921736	875921801	875921744

MF226 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended July 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended July 31, 2021, PwC billed the Registrant $133,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended July 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended July 31, 2020, KPMG billed the Registrant $131,665 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended July 31, 2021, fees of $6,315 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended July 31, 2020, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(d) All Other Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2021 and July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2021 and July 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 20, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 20, 2021